UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, its what you keep.®

Annual Report

April 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FAAMX	FAACX	FAARX
Nuveen High Yield Municipal Bond Fund	NHMAX	NHMBX	NHMCX	NHMRX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	—	NIPCX	NIPIX
Nuveen Insured Municipal Bond Fund	NMBIX	NMBBX	NMBKX	NITNX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NUMBX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	—	FLTCX	FLTRX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, LLC, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Recently, portfolio managers Daniel Close, Douglas Baker, John Miller, Douglas White and Paul Brennan examined economic and market conditions, key investment strategies, and the performance of the Funds. Daniel Close, who joined Nuveen in 2000, and Douglas Baker, who has 13 years of investment experience, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception earlier this year. John Miller, who has 18 years of investment experience, has managed the Nuveen High Yield Municipal Bond Fund since 2000 and the Nuveen All American Municipal Bond Fund since 2010 and Douglas White, who has 28 years of investment experience, has been a member of this Fund’s management team since January 2011. Paul Brennan, with 20 years of investment experience, has managed the Nuveen Insured Municipal Bond Fund and the Nuveen Limited Term Municipal Bond Fund since 2006 and the Nuveen Intermediate Duration Municipal Bond Fund since 2007.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended April 30, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its April 2011 meeting, the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in longer-term U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.8%, marking the seventh consecutive quarter of positive growth. The employment picture was somewhat improved, with the national jobless rate registering 9.0% in April 2011, down from 9.8% a year earlier. Inflation posted its largest twelve-month gain since October 2008, as the Consumer Price Index (CPI) rose 3.2% year-over-year as of April 2011, driven mainly by increased prices for energy. The core CPI (which excludes food and energy) increased 1.3% over this period. The housing market continued to be a major weak spot in the economy. For the twelve months ended March 2011 (most recent data available), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.6%, with 12 of the 20 metropolitan areas hitting their lowest levels since housing prices

Nuveen Investments	5

peaked in 2006. As of April 2011, sales of new and existing homes fell 23.1% and 12.9%, respectively, from April 2010 levels.

The municipal bond market was affected by a significant decline in new tax-exempt issuance during this period. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and which expired December 31, 2010. Between the beginning of this reporting period on May 1, 2010, and the end of the BAB program, taxable BAB issuance totaled $83.9 billion, accounting for 28% of new bonds issued in the municipal market.

After rallying strongly over most of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of many state and local governments. As a result, money began to flow out of municipal bond funds, as yields rose and valuations declined. Toward the end of this period, we saw the environment in the municipal market improve, as some buyers were attracted by municipal bond valuations and yields, resulting in declining yields, and rising valuations.

Over the twelve months ended April 30, 2011, municipal bond issuance nationwide — both tax-exempt and taxable — totaled $364.3 billion. For the first four months of 2011, municipal issuance nationwide was down 49% from the first four months of 2010. This decline reflects the heavy issuance of BABs at the end of 2010, as borrowers took advantage of the program’s favorable terms before its expiration at year end.

How did the Funds perform during the reporting period?

Class A Share total returns for each Fund for the one-year, five-year and ten-year periods ending April 30, 2011 and the since inception total return for the Nuveen Inflation Protected Municipal Bond Fund, are shown in the Fund Performance section of this report. Each Fund’s total returns are compared with the returns of its corresponding benchmark index and the appropriate Lipper peer fund category average.

Nuveen All-American Municipal Bond Fund

During the twelve months ending April 30, 2011, the Nuveen All-American Municipal Bond Fund gained 1.53% (Class A Shares at net asset value). In comparison, the unmanaged Standard & Poor’s (S&P) National Municipal Bond Index returned 1.98%, while the Fund’s peer group average, the Lipper General Municipal Debt Funds Average, returned 0.80%.

The Fund’s duration — meaning its sensitivity to interest-rate changes — helped performance relative to the Standard & Poor’s (S&P) National index. Being more exposed to the impact of fluctuating interest rates changes proved very beneficial when the tax-exempt bond market was in the midst of a rally, as it was in roughly the first half of the reporting period, as well as in its final months. However, during late 2010 and early 2011, the Fund’s elevated interest-rate sensitivity was a damper on performance when the market was declining.

Another source of positive results was the Fund’s allocation to inverse-floating rate securities (inverse floaters). Inverse floaters tend to be very long in duration and provide

6	Nuveen Investments

the most amount of income when the yield curve is steep — a situation that occurs when yields on longer-dated bonds are significantly greater than yields on their shorter-dated counterparts. In fact, the yield curve remained steep throughout the reporting period, and the portfolio’s inverse floaters’ generous income stream made a significant contribution to performance.

Credit quality provided mixed results for the Fund’s performance relative to its benchmark. The Fund was overweighted in BBB-rated bonds, and this hampered results given that credit spreads widened on bonds with BBB ratings — meaning that investors demanded increased income in the form of higher yields in exchange for these securities’ credit risk. At the same time, the Fund was underweighted in the highest-quality bonds in the marketplace, those with AAA and AA credit ratings. As these kinds of bonds outperformed, the Fund’s limited exposure to them proved negative. In contrast, the Fund’s positioning among bonds with credit ratings below BBB (approximately 4% of the portfolio at period end) and non-rated bonds (approximately 15% of the portfolio at period end) wound up helping performance, as these categories fared relatively well.

On a sector basis, the Fund benefited from overweightings in health care, transportation and tobacco bonds, all of which outperformed the overall municipal market during the period. An overweighting in corporate-backed industrial development revenue bonds also helped. In contrast, the Fund was underweighted in state general obligation debt, which hurt results. Because these bonds generally have higher credit quality, they outperformed when market conditions were weak at various times during the period.

Of final note, the Fund’s hedged position in interest-rate swaps was a notable detractor. We relied on these derivative securities to shorten the portfolio’s duration and keep it in range of our benchmark without having to sell longer-dated securities we otherwise found attractive. However, we opted to eliminate this hedged position prior to the end of the period because this strategy was no longer working as reliably or cost-effectively as it had earlier.

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund returned -1.78% during the twelve months ending April 30, 2011 (Class A Shares at net asset value). In contrast, the Fund’s benchmark, the Standard & Poor’s (S&P) National High Yield Municipal Bond Index, returned 2.28%, while the Fund’s peer group, the Lipper High Yield Municipal Debt Funds Average, rose 0.02%.

A challenging market backdrop weighed on the Fund during this reporting period. Compared to its benchmark, the portfolio had significant allocation to longer-dated bonds, which hampered its results when interest rates on these issues rose. Also contributing to the Fund’s relative underperformance was its credit-quality exposure. Consistent with our mandate to invest in high-yield tax-exempt securities, the Fund maintained a higher-than-benchmark position in bonds rated BBB and lower. During the period, credit spreads on these securities widened modestly, indicating investors’ demand for additional yield in exchange for the increased credit risk of owning lower-rated bonds. This rise in yield corresponded to a drop in price for these bonds, which hurt the Fund’s returns.

Nuveen Investments	7

Several strategies helped counter these negative performance factors. For example, the Fund’s normal focus on securities with a relatively high level of income contributed favorably to total return during times of falling bond prices. Also, the Fund’s positioning in strong-performing industrial development revenue issues was helpful, as a number of these corporate-backed issues benefited from improved liquidity and increased investor optimism in these securities in light of the recovering economy. Limited exposure to tobacco-securitization bonds, which as a group underperformed during the period, was also beneficial. In addition, the Fund saw good results from its investments among community development district bonds — a sector that fared increasingly well during the period, in part because of limited supply in this area of the market and because the development projects that survived the real estate market’s decline have emerged as stronger, more stable bond issuers.

Nuveen Inflation Protected Municipal Bond Fund

Between the Fund’s inception date of March 8, 2011, and April 30, 2011, the Nuveen Inflation Protected Municipal Bond Fund generated a return of 3.82% (Class A Shares at net asset value). This result compared to 1.28% for the Fund’s benchmark, the Barclays Capital 1-10 year Municipal Bond Index. The Fund’s peer group average, the Lipper Intermediate Municipal Debt Funds Average, returned 1.32%. In this brief seven-week span, the portfolio enjoyed good performance as inflation and investors’ expectations for future inflation rose. This situation helped the Fund’s inflation-linked swaps, the mechanisms the portfolio uses to protect against the negative effects of inflation on the bonds’ interest payments. In addition, the Fund’s portfolio of intermediate-duration municipal bonds performed well during this favorable time span for the tax-exempt municipal bond market.

Nuveen Insured Municipal Bond Fund

The Nuveen Insured Municipal Bond Fund generated a return of 0.67% during the twelve months ending April 30, 2011 (Class A Shares at net asset value), compared with an increase of 1.73% for the unmanaged Standard & Poor’s (S&P) National Insured Municipal Bond Index. Also, the Fund’s peer group average, the Lipper Insured Municipal Debt Funds Average, returned 0.46% during the same time frame.

The primary factor behind the Fund’s underperformance to the S&P Index was its relatively long duration, which significantly hampered returns when interest rates rose, especially among longer-dated securities. As the yields of longer bonds increased, the value of these bonds in the portfolio began to decline, and the Fund’s significant exposure to the long end of the yield curve detracted from performance. The Fund’s results were also hurt modestly by the collective impact of a few individual bonds whose issuers experienced financial difficulty, causing the bonds to lag.

In contrast, the Fund’s credit rating allocation had a small favorable effect on performance relative to the S&P Index. A greater exposure than the benchmark to bonds with an AAA credit rating made a slight contribution to results, as demand for high-quality securities was strong, most notably during the fourth quarter of 2010 and early 2011, when municipal bond market conditions were most challenging. The Fund was also well

8	Nuveen Investments

positioned overall from a sector perspective, which gave a very modest boost to performance — although this positive impact was overshadowed by the duration-related negative impact mentioned earlier.

Nuveen Intermediate Duration Municipal Bond Fund

During the year ending April 30, 2011, the Nuveen Intermediate Duration Municipal Bond Fund had a return of 2.21% (Class A Shares at net asset value). This performance lagged the Fund’s unmanaged benchmark, the Standard & Poor’s (S&P) National Intermediate Municipal Bond Index, which returned 3.96%. The Fund’s peer group average, the Lipper Intermediate Municipal Debt Funds Average, returned 2.68%.

It was a tough twelve months of performance for the Fund. As with many of the other Funds discussed in this report, the Fund was hampered by its duration positioning. Because of the significant differential between longer and shorter municipal interest rates, we sought to maintain our desired intermediate average maturity by owning a combination of longer-dated bonds balanced by securities with very short maturities. The rise in interest rates on the long end of the yield curve dragged down performance of the Fund’s long-intermediate and longer holdings, and unfortunately, our emphasis on shorter bonds wasn’t enough to overcome the negative impact of an overweighting in longer issues.

Another source of underperformance was the Fund’s allocation to bonds with credit ratings of BBB and lower, especially longer-dated bonds with these credit ratings. They were the biggest laggards of the market in late 2010, when investors had concerns about the credit challenges and future potential for default faced by states and municipalities around the country. While we believed these concerns were exaggerated, the Fund’s significant exposure to lower-rated bonds, a weighting we often like to maintain because of our confidence in Nuveen’s research capabilities to uncover bonds priced below their true value, was unfavorable during the reporting period.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund returned 2.68% during the twelve-month period ending April 30, 2011 (Class A Shares at net asset value). This result trailed that of the S&P Short-Intermediate Municipal Bond Index, which gained 3.24% during the same time frame, but surpassed the 2.17% increase in the Lipper Short-Intermediate Municipal Debt Funds Average.

Unlike the other Funds, the Fund benefited from the interest-rate environment of the reporting period. Because the Fund’s target maturity is roughly three to seven years, the Fund was helped by the fact that interest rates declined in this part of the yield curve — unlike longer bonds, whose rates actually rose. The portfolio, therefore, was well positioned for this interest-rate decline, and its slightly longer duration than the Fund’s benchmark helped it outperform.

Another helpful factor was the portfolio’s exposure to shorter-dated, lower-rated bonds. Although many lower-rated bonds with longer maturities underperformed because of investors’ unwillingness to take on excess credit risk during the market’s retrenchment,

Nuveen Investments	9

bonds with lower credit ratings but shorter maturities actually fared well, as investors were prepared to assume short-term credit risk in an environment of historically low interest rates.

Despite these positive factors, the Fund was challenged by the accumulated impact of several underperforming securities. Although none of them individually were outsized laggards, they combined to limit the Fund’s returns and add to its underperformance.

What strategies did you use to manage the Funds? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

The Fund experienced net inflows over this period. When investing these inflows we continued to rely on Nuveen’s research capabilities to identify securities that we felt had been unfairly overlooked by investors and offered strong performance potential in the future. Our purchases included some BBB-rated bonds — which began the period offering attractive yields relative to historical levels — and that differential grew even more pronounced during the period. Again, when possible, we invested in bonds at the longer end of the yield curve.

The purchases we made from mid-November 2010 to mid-January 2011 in particular reflected especially large spreads because of investors’ deep concern about the municipal market at that time. This gave us the opportunity to buy bonds we believed had good long-term prospects and had prices we believed were much too low relative to the issuers’ underlying financial strength. For example, in January 2011, we had the opportunity to add Baa/BBB+ rated health care bonds at a nearly 20% discount to its face value and a yield approaching 7% — a significant level of income for a bond with sound underlying credit, based on our thorough analysis.

Over this period, the Fund’s selling activity focused on identifying portfolio holdings whose prices seemed expensive relative to their underlying value. For example, we sold some of the highest-credit-quality bonds in the portfolio and a variety of industrial development revenue bonds (which, despite their generally lower credit ratings, were thriving as the balance sheets of many corporations strengthened). We also sold bonds with maturities of roughly seven to ten years, as these had appreciated when interest rates on this part of the yield curve declined. With the proceeds from these sales, we invested in bonds on the long end of the yield curve, because we believed these securities offered better opportunity given the upward move in long-term municipal interest rates.

During the period, the Fund also entered into forward interest rate swap contracts to reduce the duration of the Fund’s portfolio.

10	Nuveen Investments

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund experienced considerable volatility in terms of investment inflows and outflows. At times during the period, most notably in late 2010 and early 2011, we saw funds leaving the portfolio, necessitating increased sales of bonds to meet the redemptions. During that time, we initiated a number of sales, lightening up the portfolio’s allocation to tobacco securitization bonds and also some industrial development revenue bonds that had performed well amid strong pricing for these securities.

At other times, significant new investment activity provided us with many opportunities to make purchases. In fact, for the overall reporting period, the Fund experienced sizeable net inflows. Throughout the period, we sought to use fluctuating market dynamics to add securities to the portfolio that would improve the Fund’s liquidity, quality and structural features and position it for favorable long-term risk-adjusted performance.

While we took advantage of a number of new investment opportunities, the composition of the portfolio remained generally consistent throughout. The changes we did make involved individual purchases and sales that focused on the value we saw in specific bonds, without radically altering the overall positioning of the portfolio.

One area to which we modestly added exposure was among BBB-rated bonds, their weighting in the Fund went from about 17% to 21% of the portfolio during the period, reflecting widening credit spreads and attractive performance potential from a number of bonds in this rating category. Also, we believed BBB-rated bonds could offer increased liquidity compared to similar non-rated issues, and this liquidity would provide us with greater flexibility to meet investment outflows, should the future need arise.

We made new purchases in a variety of sectors, most notably health care and community development districts. We also saw good opportunities among toll road, senior living and multi-family housing bonds. In many cases, the bonds we added to the portfolio provided yields approaching 8% — one of the highest investment entry points for the market in the Fund’s eleven-year history.

Despite some underperformance during the period, we are sticking to our long-term investment strategy. With many of our bonds selling at deep discounts relative to what we see as their underlying financial strength, at period end we remained optimistic about the prospects for the holdings in the portfolio.

During the period, the Fund also entered into forward interest rate swap contracts to reduce the duration of the Fund’s portfolio.

Nuveen Inflation Protected Municipal Bond Fund

In the brief span between the Fund’s inception date of March 8, 2011, and the end of April 2011, our primary management focus was to get the portfolio fully invested in securities with long-term potential. The Fund consists of two primary components — a base portfolio of municipal bonds with intermediate durations ranging from about four to seven years, and inflation-linked swaps, their values change in concert with inflation expectations. If the market anticipates higher inflation, for example, these inflation-linked derivative securities gain in value — compensating investors for the negative impact of

Nuveen Investments	11

higher inflation on the bond portfolio. If, however, inflation expectations diminish, then the swaps will lose value. As we mentioned earlier, this inflation-protection component made a positive contribution to the Fund’s result during the period.

We were successful in building a portfolio of intermediate-duration bonds that fell within both our duration and target maturity range. Given market conditions in this initial period of investment, the Fund’s duration was at the longer end of that range because we believed that investors could be disproportionately rewarded for investing in longer bonds, given the significant differential in yields between longer-dated and shorter-dated issues. Our purchases were broadly diversified across multiple sectors and geographic regions, and we also owned bonds across the credit-rating spectrum consisting of a good mix of highly rated securities as well as some below-investment-grade bonds that we believed offered our shareholders good long-term value.

Nuveen Insured Municipal Bond Fund

New purchase activity was centered on longer-duration bonds, as we believed the steepening yield curve (meaning the widening difference between interest rates paid by longer and shorter bonds) provided a favorable risk-reward tradeoff for investing in securities with longer maturities.

While we made relatively few notable changes to the portfolio, the breakdown of the Fund’s credit quality changed substantially — not because of major portfolio shifts on our part, but because of the credit-rating downgrade of two municipal bond insurers during the period. Assured Guaranty, the last major municipal bond insurance company to maintain its AAA credit rating in the wake of the 2008 financial crisis, was downgraded to AA+ by Standard & Poor’s in November 2010. Meanwhile, National Public Finance Guarantee (formerly MBIA) lost its A credit rating the following month, which caused a number of the portfolio’s A-rated bonds to move into the BBB-rated category. Fortunately, this move didn’t have much impact on the Fund’s performance at the time, as the downgrade was expected by many investors and therefore already largely factored into the bonds’ prices. Against this backdrop, we remained comfortable with the Fund’s holdings — many of which we have owned for years — and confident in their performance potential. However, we were mindful that the shifts among the credit-quality categories positioned the Fund’s BBB-rated allocation at about 14% of the portfolio at period end, approaching the upper limit of our comfort zone.

Other significant changes in the portfolio included a modest decline in its exposure to pre-refunded bonds, as these extremely high-quality, short-maturity bonds matured, were called from the Fund or sold at attractive prices. Also, while our purchases were focused on longer-dated bonds, we selectively sold certain longer-dated credits to keep the Fund’s duration in our target range. Purchases included a variety of high-quality essential service bonds, including tax-supported debt and a handful of airport issues that we believed offered good value to investors.

Nuveen Intermediate Duration Municipal Bond Fund

As with the Insured Fund, this portfolio’s credit-quality allocations shifted as a result of downgraded credit ratings of several municipal bond insurers. However, it did not reflect

12	Nuveen Investments

large-scale changes in our management approach, nor did it have a sizeable impact on the Fund’s performance, given the market’s anticipation of these changes.

Some of our purchase activity during the reporting period was centered on tax-supported bonds that fund essential-service projects — meaning projects that are essential to the communities they service and therefore have the potential to provide investors with greater stability in a volatile market environment. We also made some meaningful additions to the Fund’s exposure to airport bond issuers. Airport bond supply was elevated during the reporting period because of a two-year window — recently extended in late 2010 — in which bonds from these issuers were temporarily exempt from the alternative minimum tax. The increased supply resulted in a number of airport bonds trading at what we believed were good values, and it enabled us to be highly selective in choosing the ones we believed were particularly attractive.

To fund our purchases, we used the proceeds of bond calls as well as maturing bonds and new investment inflows into the Fund. We also sold several shorter-dated bonds whose future performance prospects we believed were more limited than other opportunities available in the marketplace.

During the period, the Fund also entered into forward interest rate swap contracts to reduce the duration of the Fund’s portfolio and to hedge its municipal bond interest rate risk while minimizing the generation of taxable interest income.

Nuveen Limited Term Municipal Bond Fund

We continued to focus on maintaining the Fund’s average maturity comfortably within the limited-term universe. Given our expectations for the relatively steep yield curve to flatten in the future — meaning that we anticipated the income premium currently available to investors in longer-dated issues to decline — we balanced the Fund’s shorter-dated holdings with longer-dated issues. We believed this combination offered the potential to outperform a portfolio focused exclusively on shorter-term bonds.

Recent management changes were not extensive, although we did enhance the Fund’s exposure to tobacco securitization bonds, which made up close to 3% of the portfolio at period end. In November, we were active participants in tobacco bonds issued by the State of Illinois. These securities offered a healthy yield and were also much more conservatively structured than the marketplace’s earlier generation of tobacco debt. As such, we liked these bonds a great deal and took advantage of the opportunity to add shorter-dated tobacco issues to the portfolio. Other purchases included conventional municipal bonds supported by state and local tax revenues and also a small number of airport bonds.

In contrast, the Fund initiated very limited sales activity in the first half of the period, given the substantial flow of new investments into the Fund at that time. Inflows turned to outflows in the fourth quarter of 2010 and first quarter of 2011, however, requiring increased selling activity. During that span, we sold various individual bonds whose prices had appreciated and we believed offered limited future performance potential compared to other opportunities available in the marketplace.

Nuveen Investments	13

Recent changes to the Investment Policies of Nuveen Insured Funds

Effective as of the close of business on April 27, 2011, the Nuveen Insured Municipal Bond Fund will close to new investors. Investors in the Fund as of that date may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

In addition, effective May 31, 2011:

•

The Fund will no longer be required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax.

•	The Fund’s name will be changed to Nuveen Municipal Bond Fund.

Risk Disclosure

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade bonds carry heightened credit risk and potential for default. The use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested. The Fund is non-diversified and may be subject to greater market risk due to political, regulatory, or economic factors affecting individual municipal bond issuers.

Dividend Information

During the reporting period, the Nuveen All-American Municipal Bond Fund’s Class B shares experienced a cut to its daily dividend in June 2010, while the Fund’s Class C and I shares experienced dividend reductions in December 2010 and March 2011, respectively. All share classes of the Nuveen High Yield Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund saw a dividend cut in December 2010, while the High Yield Fund’s Class B and Class C shares had a corresponding dividend increase in March 2011. All share classes of the Nuveen Limited Term Municipal Bond Fund had a dividend decrease in May 2010 and a dividend decrease in June 2010 and December 2010. There were no changes to the dividend of the Nuveen Inflation Protected Municipal Bond Fund, which declared its first daily distribution during April 2011, or the Nuveen Intermediate Duration Municipal Bond Fund.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value.

14	Nuveen Investments

Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of April 30, 2011, all of the Funds had positive UNII balances, for tax purposes. As of April 30, 2011, the Nuveen High Yield Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund had negative UNII balances and the Nuveen All-American Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Insured Municipal Bond Fund and Nuveen Intermediate Duration Municipal Bond Fund had positive UNII balances for financial reporting purposes.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios below reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

16	Nuveen Investments

Nuveen All-American Municipal Bond Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.53%	3.82%	4.54%
Class A Shares at Offer	-2.76%	2.94%	4.09%
Standard & Poor’s (S&P) National Municipal Bond Index*	1.98%	4.18%	4.94%
Lipper General Municipal Debt Funds Average*	0.80%	2.89%	3.88%

Class B Shares w/o CDSC	0.79%	3.05%	3.90%
Class B Shares w/CDSC	-3.07%	2.88%	3.90%
Class C Shares at NAV	0.99%	3.24%	3.96%
Class I Shares at NAV	1.84%	4.04%	4.75%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.08%	3.42%	4.25%
Class A Shares at Offer	-3.15%	2.53%	3.80%
Class B Shares w/o CDSC	0.34%	2.66%	3.62%
Class B Shares w/CDSC	-3.49%	2.49%	3.62%
Class C Shares at NAV	0.54%	2.84%	3.67%
Class I Shares at NAV	1.30%	3.64%	4.46%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.80%
Class B	1.55%
Class C	1.34%
Class I	0.59%

Growth of an Assumed $10,000 Investment as of April 30, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen High Yield Municipal Bond Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-1.78%	-2.29%	3.39%
Class A Shares at Offer	-5.90%	-3.13%	2.94%
Standard & Poor’s (S&P) National High Yield Municipal Bond Index*	2.28%	1.89%	4.79%
Lipper High Yield Municipal Debt Funds Average*	0.02%	0.96%	3.57%

Class B Shares w/o CDSC	-2.46%	-3.03%	2.77%
Class B Shares w/CDSC	-6.12%	-3.17%	2.77%
Class C Shares at NAV	-2.33%	-2.84%	2.82%
Class I Shares at NAV	-1.52%	-2.11%	3.58%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-1.80%	-2.69%	3.20%
Class A Shares at Offer	-5.29%	-3.52%	2.75%
Class B Shares w/o CDSC	-2.47%	-3.41%	2.58%
Class B Shares w/CDSC	-6.14%	-3.56%	2.58%
Class C Shares at NAV	-2.21%	-3.21%	2.64%
Class I Shares at NAV	-1.54%	-2.51%	3.40%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.87%
Class B	1.62%
Class C	1.42%
Class I	0.67%

Growth of an Assumed $10,000 Investment as of April 30, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Fund Performance

Cumulative Total Returns as of April 30, 2011

Since Inception*
Class A Shares at NAV	3.82%
Class A Shares at Offer	0.70%
Barclays Capital 1-10 year Municipal Bond Index**	1.28%
Lipper Intermediate Municipal Debt Fund Average**	1.32%

Class C Shares at NAV	3.78%
Class I Shares at NAV	3.93%

Latest Calendar Quarter – Cumulative Total Returns as of March 31, 2011

Since Inception*
Class A Shares at NAV	1.60%
Class A Shares at Offer	-1.45%
Class C Shares at NAV	1.50%
Class I Shares at NAV	1.60%

Class A Shares have a maximum 3.00% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.97%	0.80%
Class C	1.52%	1.35%
Class I	0.77%	0.60%

The fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2013 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2013) of the average daily net assets of any class of fund shares. The expense limitation expiring August 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Growth of an Assumed $10,000 Investment as of April 30, 2011

*	Since inception returns are from 3/08/11.
**	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Insured Municipal Bond Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	0.67%	3.09%	3.93%
Class A Shares at Offer	-3.60%	2.21%	3.49%
Standard & Poor’s (S&P) National Insured Municipal Bond Index*	1.73%	4.12%	5.00%
Lipper Insured Municipal Debt Funds Average*	0.46%	2.84%	3.71%

Class B Shares w/o CDSC	-0.19%	2.31%	3.29%
Class B Shares w/CDSC	-4.04%	2.14%	3.29%
Class C Shares at NAV	0.09%	2.53%	3.36%
Class I Shares at NAV	0.75%	3.27%	4.13%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	0.24%	2.71%	3.65%
Class A Shares at Offer	-3.96%	1.83%	3.20%
Class B Shares w/o CDSC	-0.62%	1.93%	3.03%
Class B Shares w/CDSC	-4.46%	1.76%	3.03%
Class C Shares at NAV	-0.35%	2.14%	3.10%
Class I Shares at NAV	0.31%	2.91%	3.85%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.78%
Class B	1.53%
Class C	1.33%
Class I	0.58%

Growth of an Assumed $10,000 Investment as of April 30, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Nuveen Intermediate Duration Municipal Bond Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.21%	3.87%	4.06%
Class A Shares at Offer	-0.88%	3.25%	3.74%
Standard & Poor’s (S&P) National Intermediate Municipal Bond Index*	3.96%	5.33%	5.21%
Lipper Intermediate Municipal Debt Funds Average*	2.68%	3.91%	4.01%

Class B Shares w/o CDSC	1.46%	3.10%	3.44%
Class B Shares w/CDSC	-2.48%	2.92%	3.44%
Class C Shares at NAV	1.66%	3.33%	3.51%
Class I Shares at NAV	2.41%	4.08%	4.27%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.85%	3.61%	3.86%
Class A Shares at Offer	-1.25%	2.97%	3.55%
Class B Shares w/o CDSC	1.10%	2.84%	3.23%
Class B Shares w/CDSC	-2.83%	2.66%	3.23%
Class C Shares at NAV	1.30%	3.07%	3.30%
Class I Shares at NAV	2.05%	3.82%	4.07%

Class A Shares have a maximum 3.00% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.75%
Class B	1.50%
Class C	1.30%
Class I	0.55%

Growth of an Assumed $10,000 Investment as of April 30, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Limited Term Municipal Bond Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.68%	3.96%	3.77%
Class A Shares at Offer	0.10%	3.43%	3.51%
Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index*	3.24%	4.85%	4.43%
Lipper Short-Intermediate Municipal Debt Funds Average*	2.17%	3.56%	3.55%

Class C Shares at NAV	2.26%	3.60%	3.41%
Class I Shares at NAV	2.87%	4.16%	3.97%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.23%	3.78%	3.63%
Class A Shares at Offer	-0.35%	3.25%	3.37%
Class C Shares at NAV	1.81%	3.40%	3.27%
Class I Shares at NAV	2.42%	3.98%	3.84%

Class A Shares have a maximum 2.50% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.71%
Class C	1.06%
Class I	0.51%

Growth of an Assumed $10,000 Investment as of April 30, 2011

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in the Report for definitions.

22	Nuveen Investments

Tax-Free Yields (Unaudited) as of April 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the net asset value (NAV) per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen All-American Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	5.39%	5.39%	—	7.49%
Class A Shares at Offer	5.16%	—	5.16%	7.17%
Class B Shares at NAV	4.62%	—	4.65%	6.46%
Class C Shares at NAV	4.80%	—	4.85%	6.74%
Class I Shares at NAV	5.54%	—	5.60%	7.78%

Nuveen High Yield Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	7.34%	7.54%	—	10.47%
Class A Shares at Offer	7.04%	—	7.22%	10.03%
Class B Shares at NAV	6.59%	—	6.77%	9.40%
Class C Shares at NAV	6.80%	—	6.98%	9.69%
Class I Shares at NAV	7.55%	—	7.86%	10.92%

Nuveen Inflation Protected Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	3.30%	3.31%	—	4.60%
Class A Shares at Offer	3.20%	—	3.21%	4.46%
Class C Shares at NAV	2.78%	—	2.75%	3.82%
Class I Shares at NAV	3.47%	—	3.50%	4.86%

Nuveen Insured Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	4.31%	3.92%	—	5.44%
Class A Shares at Offer	4.13%	—	3.76%	5.22%
Class B Shares at NAV	3.53%	—	3.18%	4.42%
Class C Shares at NAV	3.73%	—	3.37%	4.68%
Class I Shares at NAV	4.50%	—	4.12%	5.72%

1	TheTaxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 28.0%.

Nuveen Investments	23

Tax-Free Yields (Unaudited) as of April 30, 2011 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	3.80%	2.65%	—	3.68%
Class A Shares at Offer	3.69%	—	2.57%	3.57%
Class B Shares at NAV	3.04%	—	1.91%	2.65%
Class C Shares at NAV	3.25%	—	2.11%	2.93%
Class I Shares at NAV	4.00%	—	2.85%	3.96%

Nuveen Limited Term Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	2.60%	2.04%	—	2.83%
Class A Shares at Offer	2.53%	—	1.99%	2.76%
Class C Shares at NAV	2.28%	—	1.69%	2.35%
Class I Shares at NAV	2.78%	—	2.24%	3.11%

1	TheTaxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 28.0%.

24	Nuveen Investments

Holding Summaries (Unaudited) as of April 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen All-American Municipal Bond Fund

Bond Credit Quality1

Nuveen High Yield Municipal Bond Fund

Bond Credit Quality2

Portfolio Composition[1]
Health Care	22.6%
Tax Obligation/Limited	22.5%
Utilities	12.3%
Education and Civic Organizations	9.4%
Transportation	7.1%
Long-Term Care	5.0%
Tax Obligation/General	4.3%
Consumer Staples	3.7%
Other	13.1%

Portfolio Composition[2]
Tax Obligation/Limited	28.5%
Health Care	18.5%
Transportation	11.7%
Education and Civic Organizations	9.7%
Consumer Discretionary	5.1%
Utilities	5.1%
Long-Term Care	4.8%
Consumer Staples	4.1%
Other	12.5%

States/U.S. Territories[1]
Illinois	12.4%
California	9.3%
Texas	7.1%
Florida	5.6%
Colorado	4.9%
New York	4.9%
Ohio	4.2%
New Jersey	3.9%
Wisconsin	3.4%
Indiana	3.2%
Louisiana	2.8%
Georgia	2.8%
Michigan	2.6%
Kentucky	2.1%
Minnesota	1.9%
Massachusetts	1.8%
South Carolina	1.7%
Utah	1.6%
Alabama	1.6%
New Hampshire	1.6%
Tennessee	1.5%
Other	19.1%

States/U.S. Territories[2]
California	14.0%
Florida	11.8%
Illinois	8.8%
Texas	7.4%
Colorado	7.0%
New York	3.6%
New Jersey	3.5%
Arizona	3.0%
Tennessee	2.8%
Ohio	2.7%
Michigan	2.6%
Alabama	2.3%
Indiana	2.3%
Missouri	2.1%
Pennsylvania	2.0%
Georgia	2.0%
Maryland	1.9%
Oklahoma	1.7%
Other	18.5%

1	As a percentage of total investments, as of April 30, 2011. Holdings are subject to change.

2	As a percentage of total municipal bonds as of April 30, 2011. Holdings are subject to change

Nuveen Investments	25

Holding Summaries (Unaudited) as of April 30, 2011 (continued)

Nuveen Inflation Protected Municipal Bond Fund

Bond Credit Quality1

Nuveen Insured Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	25.0%
Transportation	17.6%
Health Care	17.0%
Utilities	16.9%
Tax Obligation/General	13.2%
Other	10.3%

Portfolio Composition[1]
Tax Obligation/Limited	20.3%
Transportation	19.6%
Tax Obligation/General	15.8%
U.S. Guaranteed	13.8%
Health Care	7.5%
Education and Civic Organizations	7.1%
Water and Sewer	6.2%
Utilities	6.1%
Other	3.6%

States/U.S. Territories[1]
California	12.2%
Illinois	8.8%
New York	8.2%
Texas	7.2%
New Jersey	7.0%
Ohio	6.9%
Michigan	6.1%
District of Columbia	5.0%
Washington	4.6%
Florida	4.4%
North Carolina	3.8%
Pennsylvania	3.7%
Tennessee	3.1%
Other	19.0%

States/U.S. Territories[1]
California	15.9%
Texas	9.0%
Washington	7.4%
Indiana	6.1%
Pennsylvania	4.7%
Georgia	4.6%
New York	4.3%
Florida	4.3%
Illinois	4.2%
Michigan	3.6%
New Jersey	3.1%
Ohio	3.0%
Missouri	2.6%
Louisiana	2.3%
Massachusetts	2.3%
Puerto Rico	1.9%
Tennessee	1.7%
Other	19.0%

Insurers[2,3]
NPFG[4]	34.2%
AGM	28.5%
FGIC	18.0%
AMBAC	13.7%
Other	5.6%

1	As a percentage of total investments, excluding investments in derivatives, if any, as of April 30, 2011. Holdings are subject to change.

2	As a percentage of total Insured investments as of April 30, 2011. Holdings are subject to change.

3	During the fiscal year ended April 30, 2011, the Fund intends to invest at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information. At the end of the reporting period, 85% of the Fund’s total investments are invested in Insured Securities.

4	MBIA’s public finance subsidiary.

26	Nuveen Investments

Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1

Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	27.4%
Tax Obligation/General	15.7%
Health Care	13.0%
U.S. Guaranteed	11.6%
Utilities	10.6%
Transportation	7.5%
Other	14.2%

Portfolio Composition[1]
Tax Obligation/Limited	23.4%
Tax Obligation/General	22.0%
Health Care	10.7%
Utilities	10.5%
U.S. Guaranteed	8.6%
Education and Civic Organizations	8.2%
Transportation	5.0%
Other	11.6%

States/U.S. Territories[1]
New York	10.2%
California	8.1%
Illinois	7.9%
Texas	7.1%
Florida	6.3%
Massachusetts	6.0%
New Jersey	5.6%
Michigan	3.8%
Louisiana	3.7%
Wisconsin	3.5%
Missouri	2.7%
Arizona	2.6%
Colorado	2.4%
Puerto Rico	2.4%
Pennsylvania	2.3%
Ohio	2.3%
Alabama	2.3%
Washington	2.2%
Other	18.6%

States/U.S. Territories[1]
New York	9.1%
Illinois	8.7%
California	6.3%
Pennsylvania	6.1%
Florida	5.7%
Texas	5.6%
New Jersey	5.1%
Arizona	4.8%
Massachusetts	3.9%
Maryland	3.2%
Wisconsin	3.0%
Michigan	3.0%
Georgia	2.3%
North Carolina	2.3%
Ohio	2.2%
Indiana	2.2%
Washington	2.2%
Minnesota	1.9%
Tennessee	1.9%
Colorado	1.8%
Other	18.7%

1	As a percentage of total investments, as of April 30, 2011. Holdings are subject to change.

Nuveen Investments	27

Expense Examples (Unaudited)

As a shareholder of one or more the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Inflation Protected Municipal Bond Fund reflect only the first 54 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$965.30	$961.70	$962.50	$966.40	$1,020.88	$1,017.16	$1,018.15	$1,021.87
Expenses Incurred During Period	$3.85	$7.49	$6.52	$2.88	$3.96	$7.70	$6.71	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.54%, 1.34% and .59% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen High Yield Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$922.30	$918.60	$919.50	$923.20	$1,020.13	$1,016.41	$1,017.41	$1,021.12
Expenses Incurred During Period	$4.48	$8.04	$7.09	$3.53	$4.71	$8.45	$7.45	$3.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .94%, 1.69%, 1.49% and .74% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Inflation Protected Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,038.20	$1,037.80	$1,039.30	$1,006.24	$1,005.43	$1,006.54
Expenses Incurred During Period	$1.18	$2.00	$.87	$1.16	$1.97	$.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.33% and .58% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 54/365 (to reflect the 54 days in the period since the Fund’s Commencement of operations).

28	Nuveen Investments

Nuveen Insured Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$971.40	$967.70	$969.30	$972.20	$1,020.93	$1,017.21	$1,018.20	$1,021.92
Expenses Incurred During Period	$3.81	$7.46	$6.49	$2.84	$3.91	$7.65	$6.66	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.53%, 1.33% and .58% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$990.10	$986.50	$988.60	$991.20	$1,021.08	$1,017.36	$1,018.35	$1,022.07
Expenses Incurred During Period	$3.70	$7.39	$6.41	$2.72	$3.76	$7.50	$6.51	$2.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.50%, 1.30% and .55% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$998.40	$996.80	$1,000.20	$1,021.37	$1,019.64	$1,022.36
Expenses Incurred During Period	$3.42	$5.15	$2.43	$3.46	$5.21	$2.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .69%, 1.04% and .49% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	29

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Municipal Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (the “Funds”) at April 30, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 28, 2011

30	Nuveen Investments

Portfolio of Investments

Nuveen All-American Municipal Bond Fund

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.6%

$3,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2		$2,553,060

2,550	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		2,371,220

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.250%, 1/01/14	No Opt. Call	BBB–		952,830
1,000	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA+		966,460
1,000	5.500%, 1/01/22	1/14 at 100.00	BBB–		880,880

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aa3		2,049,480
10,550	Total Alabama				9,773,930
	Arizona – 0.9%

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–		676,005

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,500	5.250%, 12/01/19	No Opt. Call	A		1,541,040
1,000	5.250%, 12/01/28	No Opt. Call	A		924,240
2,000	5.000%, 12/01/37	No Opt. Call	A		1,664,260

965	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R		753,694
6,290	Total Arizona				5,559,239
	Arkansas – 0.2%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB		505,255
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB		991,780
1,500	Total Arkansas				1,497,035
	California – 9.1%

2,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R		1,615,440

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.275%, 4/01/34 (IF)	4/18 at 100.00	AA		975,560

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14 (Pre-refunded 5/01/12)	5/12 at 101.00	AA–	(4)	2,130,980

1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	BBB–		827,686

3,500	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–		3,189,305

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2		994,790

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.170%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA+		724,136

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1		1,418,172

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB		1,653,654

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+		954,765

Nuveen Investments	31

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	$976,120

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.276%, 11/15/46 (IF)	11/16 at 100.00	AA–	367,227

500	Chino Hill, California, Community Facilities District 10 Special Tax Bonds, Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA+	478,455

1,000	Chino, California, Community Facilities District 2009-1, Watson Commerce Center, Special Tax Bonds, Series 2010, 6.750%, 9/01/40	9/20 at 100.00	N/R	955,760

7,200	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	4,600,080

2,000	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,255,320

510	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	496,755

1,300	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA+	1,144,429

3,440	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	2,335,278

1,000	Jurupa Public Financing Authority, California,Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA+	935,460

500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	506,155

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	2,737,470

500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA	518,510

2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,002,049

1,460	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	No Opt. Call	BB	1,358,223

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,417,178

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	2,976,330

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	No Opt. Call	A	1,627,339

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	3,710,480

1,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	925,370

930	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	748,362

1,000	San Bernardino County Redevelopment Agency, California, Cedar Glen Disaster Recovery Project Area Tax Allocation Bonds, Series 2010, 5.750%, 9/01/30	9/18 at 100.00	BBB+	854,410

1,660	San Diego Redevelopment Agency, California, City Heights Redevelopment Project Tax Allocation Bonds, Series 2010A, 5.625%, 9/01/40	9/20 at 100.00	A–	1,421,690

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	660,118

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	$2,000,452

	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010:
425	5.000%, 9/01/29	9/18 at 102.00	A	363,528
500	5.000%, 9/01/35	9/18 at 102.00	A	411,795

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	No Opt. Call	AA+	890,036

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA+	190,193

500	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/11 at 100.00	N/R	469,540

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA+	1,370,430
64,560	Total California			56,189,030
	Colorado – 4.8%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	899,170

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
845	4.800%, 12/01/17	No Opt. Call	N/R	707,299
1,150	5.000%, 12/01/26	12/17 at 100.00	N/R	735,391

1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,221,279

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	859,000

975	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	N/R	898,268

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	N/R	2,249,625

990	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	859,736

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	No Opt. Call	N/R	1,498,125

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	N/R	1,039,313

2,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA+	2,016,100

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	2,231,628

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
540	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	447,093
395	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	300,508

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	1,802,862

Nuveen Investments	33

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$790	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	$692,482

2,145	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,050,019

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	729,345

700	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	564,424

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
1,080	6.250%, 11/15/28	No Opt. Call	A	1,107,832
2,775	6.500%, 11/15/38	No Opt. Call	A	2,850,702

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	5.250%, 7/15/24	7/20 at 100.00	Baa3	934,750
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,166,647

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	769,140
32,275	Total Colorado			29,630,738
	Connecticut – 1.2%

5,115	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/11 at 100.50	BBB+	5,120,166

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 17.628%, 7/01/15 (IF) (7)	No Opt. Call	AAA	1,092,280

1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,050,630
7,115	Total Connecticut			7,263,076
	District of Columbia – 0.9%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A	4,575,393

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	806,590
5,365	Total District of Columbia			5,381,983
	Florida – 5.5%

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	No Opt. Call	BBB	1,010,038

540	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	378,135

850	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	912,331

1,450	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A+	1,460,585

1,380	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	1,288,506

1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	837,800

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,290,339

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	$3,510,386

985	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	882,186

1,245	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A, 6.100%, 5/01/23	5/14 at 101.00	N/R	1,160,738

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB+	809,890

720	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	717,797

1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A2	1,467,990

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA+	2,029,700

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	1,053,416

3,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA+	3,230,955

1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	797,750

1,635	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,418,837

1,955	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	1,685,249

440	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.875%, 5/01/22	5/17 at 100.00	N/R	388,564

500	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	503,215

3,265	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	2,309,041

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
970	5.250%, 5/01/39	No Opt. Call	N/R	613,079
500	6.650%, 5/01/40	5/18 at 100.00	N/R	334,415

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
595	6.000%, 5/01/23	5/13 at 101.00	N/R	537,809
3,750	6.125%, 5/01/35	5/13 at 101.00	N/R	3,069,525
38,135	Total Florida			33,698,276
	Georgia – 2.8%

750	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	760,770

2,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	N/R	2,011,620

1,380	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Ceritificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,347,377

1,240	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	7/11 at 100.00	BBB–	1,219,887

Nuveen Investments	35

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A1	$5,029,800

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticpation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA+	1,013,020

850	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/22	No Opt. Call	Aa3	863,651

5,500	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA+	4,843,520
17,720	Total Georgia			17,089,645
	Guam – 0.4%

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B	1,864,620

880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	759,361
2,880	Total Guam			2,623,981
	Hawaii – 0.1%

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A3	864,050
	Idaho – 0.2%

1,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	1,108,360
	Illinois – 12.1%

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	7/11 at 100.00	BBB+	1,000,240

982	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	853,004

2,500	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 8.500%, 6/15/23	12/11 at 100.00	N/R	2,498,700

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	BBB	1,527,532
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	BBB	1,740,515

1,705	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, Trust 1060, 20.917%, 6/01/39 (Alternative Minimum Tax) (IF)	6/17 at 104.00	AAA	1,936,607

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,424,650

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	7/11 at 100.00	BBB–	4,913,850

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	N/R	1,212,736

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	N/R	863,190
2,000	6.125%, 5/15/27	5/20 at 100.00	N/R	1,918,200

500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	476,165

1,000	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	5/12 at 100.00	N/R	975,710

1,215	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,119,185

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,250	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	No Opt. Call	A+	$1,096,163

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,122,740

2,570	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,498,631

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	469,020

1,500	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	N/R	1,376,805

1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,047,630

1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	1,714,401

6,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	5,167,800

3,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	2,986,770

925	Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	884,948

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,400,924

3,935	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	3,203,247

	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,000	5.500%, 1/01/22	1/13 at 100.00	Baa1	3,964,680
1,000	5.625%, 1/01/28	1/13 at 100.00	Baa1	934,760

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	242,061

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	669,220

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	2,010,300

1,875	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	B–	1,285,444

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R	1,192,590

1,325	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	1,264,646

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	3,859,775
3,000	6.250%, 6/01/24	No Opt. Call	A–	3,015,330

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	4,936,563

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	962,240

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AA	1,784,299
77,437	Total Illinois			74,551,271

Nuveen Investments	37

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 3.1%

$1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa2	$1,299,356

500	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	427,300

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
1,500	5.250%, 10/15/18	No Opt. Call	Aa3	1,613,085
5,000	5.250%, 10/15/20	No Opt. Call	Aa3	5,312,799

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB–	1,335,166

1,000	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	936,230

905	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	1,020,659

2,000	Indianapolis, Indiana, Multifamily Housing Revenue Bonds, GMF – Berkley Commons Apartments, Series 2010A, 6.000%, 7/01/40	7/20 at 100.00	A+	1,920,140

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa1	3,318,690

2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	2,002,440
18,540	Total Indiana			19,185,865
	Iowa – 0.4%

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	501,125

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,216,689

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,005,720
2,990	Total Iowa			2,723,534
	Kansas – 1.1%

2,815	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	2,541,044

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,209,036

1,135	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa	1,168,823

2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R	1,650,831
8,130	Total Kansas			6,569,734
	Kentucky – 2.1%

1,670	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	10/11 at 101.00	BBB–	1,680,972

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,000	5.750%, 6/01/25	6/20 at 100.00	Baa2	1,938,380
2,000	6.000%, 6/01/30	6/20 at 100.00	Baa2	1,889,300

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3	1,534,830

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kentucky (continued)

$1,995	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	10/11 at 100.00	BB–		$1,721,087

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–		1,384,262

2,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3		2,510,525
13,070	Total Kentucky				12,659,356
	Louisiana – 2.8%

160	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000A, 7.000%, 10/01/31 (Alternative Minimum Tax)	10/11 at 104.00	Aaa		165,406

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–		3,641,266

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 – NPFG Insured	12/12 at 100.00	Baa1		2,548,407

4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (6)	12/17 at 100.00	N/R		2,414,360

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+		2,058,300

1,800	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA+		1,909,656

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1		1,237,995

1,000	Rapides Finance Authority, Louisiana, Revenue Bonds, Cleco Power LLC Project, Series 2008, 6.000%, 10/01/38 (Mandatory put 10/01/11)	10/11 at 100.00	BBB		1,015,430

1,000	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	7/11 at 100.00	N/R		999,980

1,245	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	A–		1,136,224
18,835	Total Louisiana				17,127,024
	Maine – 0.3%

1,665	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A1		1,598,283
	Maryland – 0.8%

1,000	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–		893,230

4,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21 (Pre-refunded 4/01/13)	4/13 at 100.00	AA+	(4)	4,336,240
5,000	Total Maryland				5,229,470
	Massachusetts – 1.7%

275	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R		227,013

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28	1/18 at 100.00	N/R		4,000,123

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R		430,810

1,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB		1,470,299

Nuveen Investments	39

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/11 at 100.00	A–	$3,007,830

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	1,043,620
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	N/R	510,398
11,985	Total Massachusetts			10,690,093
	Michigan – 2.5%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	Aa2	2,761,695

1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	1,224,075

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA+	800,256

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA	559,610

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,476,468

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,124,875

1,420	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,086,414

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A1	481,880
1,470	5.750%, 11/15/39	11/19 at 100.00	A1	1,378,199

1,500	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A	1,500,825

3,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1	3,368,640
15,995	Total Michigan			15,762,937
	Minnesota – 1.9%

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	829,360

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	905,030

3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	3,311,190

2,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,013,980

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
2,500	6.000%, 11/15/25	11/15 at 100.00	BB+	2,325,700
2,500	6.000%, 11/15/35	11/15 at 100.00	BB+	2,123,775
12,000	Total Minnesota			11,509,035

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.3%

$975	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (6)	2/21 at 102.00	NA	$925,187

1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/11 at 100.00	BBB	980,240
1,975	Total Mississippi			1,905,427
	Missouri – 1.2%

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	2,355,850

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,412,548

1,802	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/11 at 100.00	N/R	1,483,028

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,214,193
8,249	Total Missouri			7,465,619
	Nevada – 1.2%

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	1,958,800

2,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23	6/19 at 100.00	A	2,224,520

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,310	6.500%, 9/01/20	9/18 at 100.00	N/R	1,264,622
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,726,986
7,210	Total Nevada			7,174,928
	New Hampshire – 1.6%

3,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – NPFG Insured	5/12 at 101.00	A–	3,606,925

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,344,355

1,090	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Refunding Series 2003B, 5.600%, 10/01/22	No Opt. Call	BBB+	1,106,339

1,575	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2010C Subseries 2006J, 5.150%, 1/01/37	No Opt. Call	Aa2	1,599,964
9,665	Total New Hampshire			9,657,583
	New Jersey – 3.8%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa2	1,636,243

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	777,627

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,000	6.250%, 12/01/18	No Opt. Call	Baa1	2,219,820
600	7.500%, 12/01/32	6/19 at 100.00	Baa1	664,950

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.550%, 6/01/30 (IF) (7)	6/19 at 100.00	AA	1,491,889

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+	7,607,739

Nuveen Investments	41

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+		$3,330,060

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	Aa3		1,046,820

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA+		2,246,540

895	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		932,151

2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	Baa3		1,242,380
22,000	Total New Jersey				23,196,219
	New Mexico – 0.6%

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	N/R		2,792,730

1,195	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R		1,203,652
4,195	Total New Mexico				3,996,382
	New York – 4.8%

	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–		1,066,978
2,000	6.375%, 7/15/43	No Opt. Call	BBB–		1,990,000

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–		3,239,010

4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–		4,010,760

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37	10/17 at 100.00	N/R		1,873,830
1,000	5.875%, 10/01/46	10/17 at 102.00	N/R		624,710

2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+		2,170,014

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.712%, 6/15/33 (IF)	6/19 at 100.00	AA+		1,003,720

135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2	(4)	144,115

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–		2,450,380

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–		764,949

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1		5,225,299

4,000	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19 (Alternative Minimum Tax)	10/11 at 100.00	N/R		3,697,240

1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	N/R		1,140,071
30,425	Total New York				29,401,076

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 1.1%

$1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	$872,280

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	26.629%, 10/01/21 (IF)	10/16 at 100.00	Aa1	2,963,174
585	26.843%, 10/01/34 (IF)	10/15 at 100.00	Aa1	915,736

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,150,840

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	1,160,960
5,505	Total North Carolina			7,062,990
	Ohio – 4.0%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AA+	2,491,979

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,620	5.750%, 6/01/34	6/17 at 100.00	Baa3	1,805,180
3,480	5.875%, 6/01/47	6/17 at 100.00	Baa3	2,347,921

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	2,582,340
2,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	1,727,340

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	2,961,112

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	712,285

5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	5,782,640

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,289,685

1,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,280,528
27,810	Total Ohio			24,981,010
	Oklahoma – 0.3%

1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – SYNCORA GTY Insured	11/14 at 100.00	A+	1,879,386
	Oregon – 0.2%

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	930,460

265	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	7/11 at 100.00	Ba2	248,681
1,265	Total Oregon			1,179,141
	Pennsylvania – 1.4%

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	N/R	990,850

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	976,270

Nuveen Investments	43

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$940	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.490%, 8/01/38 (IF) (7)	8/20 at 100.00	AA	$1,066,214

3,000	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1	3,095,460

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	BBB–	1,156,884

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010 – 110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	509,507

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	409,805

360	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	360,500
8,505	Total Pennsylvania			8,565,490
	Puerto Rico – 1.5%

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA+	1,053,381

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C:
4,000	5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	A3	4,038,920
1,000	5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	A3	988,320

3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	3,061,088
9,780	Total Puerto Rico			9,141,709
	Rhode Island – 0.2%

1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	958,310
	South Carolina – 1.7%

200	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	227,970

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
2,500	5.500%, 10/01/26	10/11 at 100.00	A+	2,501,975
3,250	5.500%, 10/01/31	10/11 at 100.00	A+	3,222,310

2,095	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	2/13 at 100.00	Aa1	2,219,862

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	Aa2	2,161,500
10,045	Total South Carolina			10,333,617
	Tennessee – 1.5%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	6.000%, 10/01/23	10/18 at 100.00	AA	553,170
1,500	6.125%, 10/01/28	10/18 at 100.00	AA	1,608,300

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A2	1,026,020

2,435	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	2,543,504

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	$119,609

1,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	50,100

3,602	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	3,307,032
10,172	Total Tennessee			9,207,735
	Texas – 6.9%

1,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.750%, 12/01/29 (Alternative Minimum Tax)	7/11 at 100.00	CCC+	701,490

1,250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	1,239,388

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc. – Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	No Opt. Call	BBB–	2,266,866

1,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	1,245,870

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FGIC Insured	3/13 at 100.00	AA+	1,263,542

5,000	Liberty Hill Independent School District, Williamosn County, Texas, General Obligation Bonds, Series 2011, 5.000%, 8/01/40	8/19 at 100.00	Aaa	5,109,900

1,080	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Refunding Series 2005, 5.625%, 2/15/35	2/16 at 100.00	BBB–	913,388

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	1,075,680

1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.125%, 3/01/31	3/19 at 100.00	AA	1,563,870

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33	1/18 at 100.00	A3	1,985,120

5,440	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/45	9/31 at 100.00	AA	2,944,400

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,173,310

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	Baa2	933,190

500	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	491,000

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2	3,196,463

1,000	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009-B2, 6.500%, 2/15/14	11/11 at 100.00	N/R	964,380

890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	847,823

810	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	833,684

Nuveen Investments	45

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	$7,974,015

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	776,780

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.480%, 2/01/17 (IF)	No Opt. Call	Aaa	2,030,280

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	No Opt. Call	N/R	737,483

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	488,255
45,210	Total Texas			42,756,177
	Utah – 1.6%

3,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/11 at 100.00	N/R	3,533,319

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	830,850

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
500	6.250%, 6/15/28	6/17 at 100.00	N/R	419,105
950	6.500%, 6/15/38	6/17 at 100.00	N/R	766,546

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,133,300

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	993,420

2,135	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A, 7.750%, 7/15/31	7/21 at 100.00	BB+	2,116,340
10,495	Total Utah			9,792,880
	Vermont – 0.3%

1,815	Vermont Educational and Health Buildings FInancing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.125%, 1/01/28	1/21 at 100.00	Baa2	1,831,281
	Virgin Islands – 1.0%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	488,645

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,285,297

875	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	817,189

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	1,229,310

2,625	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/21	7/11 at 100.00	N/R	2,550,476
6,740	Total Virgin Islands			6,370,917
	Virginia – 0.5%

85	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	6/11 at 100.00	Ba2	79,205

1,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning – Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	7/11 at 100.00	BBB	1,076,516

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	Baa3	$1,161,280

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,044,490
4,160	Total Virginia			3,361,491
	Washington – 1.2%

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – NPFG Insured	9/12 at 100.00	Aa3	183,589

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.194%, 6/01/34 (IF) (7)	6/19 at 100.00	AA	1,037,606

3,500	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa2	3,043,390

3,360	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	3,387,518
7,995	Total Washington			7,652,103
	West Virginia – 0.2%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	431,030

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	941,430
1,500	Total West Virginia			1,372,460
	Wisconsin – 3.3%

1,385	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,437,879

630	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 6/01/11	No Opt. Call	N/R	629,546

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A+	2,859,167

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	2,603,175

1,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	7/11 at 100.00	A3	1,885,901

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A3	986,670

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	N/R	2,520,000

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	2,823,810

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009:
1,800	6.625%, 2/15/32	2/14 at 100.00	A+	1,839,456
595	6.625%, 2/15/39	2/19 at 100.00	A+	620,823

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113, 14.082%, 8/15/33 (IF)	8/13 at 100.00	BBB+	985,400

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	BBB+	1,094,775
22,340	Total Wisconsin			20,286,602

Nuveen Investments	47

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.5%

$2,250	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	$2,287,733

1,000	West Park Hospital District, State of Wyoming, Hospital Revenue Bonds, (West Park Hospital Project, Series 2011A West Park Hospital District, State of Wyoming, Hospital Revenue Refunding Bonds, (West Park Hospital Project), Series 2011B, 7.000%, 6/01/40	6/21 at 100.00	BBB	1,006,370
3,250	Total Wyoming			3,294,103
$637,073	Total Investments (cost $604,798,049) – 97.4%			601,110,581
	Other Assets Less Liabilities – 2.6%			16,108,258
	Net Assets – 100%			$617,218,839

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

48	Nuveen Investments

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Municipal Bonds – 101.1%

	Alabama – 2.4%

$16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	$15,223,680

15,555	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	10,644,909

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
4,000	5.250%, 1/01/12	No Opt. Call	BBB–	3,966,800
1,950	5.250%, 1/01/13	No Opt. Call	BBB–	1,883,193
5,795	5.250%, 1/01/14	No Opt. Call	BBB–	5,521,650
1,380	5.250%, 1/01/15	No Opt. Call	BBB–	1,300,788
470	5.250%, 1/01/16	1/14 at 100.00	BBB–	438,378
5,060	5.250%, 1/01/17	1/14 at 100.00	BBB–	4,637,439
3,000	5.250%, 1/01/19	1/14 at 100.00	BBB–	2,682,240
11,415	5.250%, 1/01/20	No Opt. Call	BBB–	10,090,746
1,710	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA+	1,652,647
4,000	5.500%, 1/01/22	1/14 at 100.00	BBB–	3,523,520
3,710	5.250%, 1/01/23	1/14 at 100.00	BBB–	3,276,041
5,000	5.000%, 1/01/24	1/14 at 100.00	BBB–	4,277,400
140	4.750%, 1/01/25	1/14 at 100.00	BBB–	113,148
530	4.750%, 1/01/25 – AMBAC Insured	1/14 at 100.00	BBB–	428,346

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:
1,635	4.750%, 3/01/26	3/16 at 100.00	BBB	1,412,460
3,025	4.750%, 3/01/36	3/16 at 100.00	BBB	2,351,938

15,100	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	14,562,893

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/11 (5)	No Opt. Call	N/R	6,651
2,365	8.125%, 1/01/21 (5)	1/13 at 100.00	N/R	1,572,962
1,420	8.250%, 1/01/31 (5)	1/13 at 100.00	N/R	944,442

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (5)	No Opt. Call	N/R	1,749,213

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	1,760,440
15,045	6.000%, 8/01/35, DD1	8/15 at 100.00	N/R	12,252,648
122,945	Total Alabama			106,274,572
	Alaska – 0.2%

	Alaska Housing Finance Corporation, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3188:
4,965	17.996%, 12/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	4,474,408
2,125	19.158%, 12/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	1,818,533

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
2,000	5.000%, 6/01/32	6/14 at 100.00	Baa3	1,387,080
50	5.000%, 6/01/46	6/14 at 100.00	Baa3	29,768
9,140	Total Alaska			7,709,789
	Arizona – 3.0%

4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 19.062%, 7/01/27 (IF) (10)	1/18 at 100.00	A+	3,702,770

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.589%, 1/01/31 (IF) (10)	1/18 at 100.00	A+	1,483,720

Nuveen Investments	49

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$655	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	$660,391

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:
700	4.700%, 12/01/28	12/15 at 100.00	BBB	586,488
345	4.750%, 12/01/29	12/15 at 100.00	BBB	287,889
1,835	4.750%, 12/01/30	12/15 at 100.00	BBB	1,553,951

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.000%, 11/01/46 (Mandatory put 11/01/15)	7/11 at 100.00	N/R	19,091,600

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	CC	5,017,018

1,615	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,504,050

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	341,607

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
150	6.375%, 11/01/13	11/11 at 103.00	N/R	151,533
790	7.250%, 11/01/23	11/11 at 103.00	N/R	749,963
1,710	7.500%, 11/01/33	11/11 at 103.00	N/R	1,553,928

	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B:
3,935	0.000%, 7/01/28 – FGIC Insured	No Opt. Call	AA+	3,826,748
7,985	0.000%, 7/01/29 – FGIC Insured (10)	No Opt. Call	AA+	7,690,194

3,745	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	N/R	3,376,754

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	472,203

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
395	6.000%, 6/01/16	No Opt. Call	N/R	384,205
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,231,245
3,000	6.375%, 6/01/36	6/16 at 100.00	N/R	2,346,420

3,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	No Opt. Call	N/R	3,615,570

1,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BBB–	1,020,038

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	227,103
475	6.000%, 6/01/36	6/16 at 100.00	BBB–	385,847

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	2,507,827

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 15.953%, 3/01/16 (IF) (10)	No Opt. Call	AA	2,329,630

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
2,330	6.625%, 12/01/17	No Opt. Call	N/R	2,237,662
14,060	7.000%, 12/01/27	12/17 at 102.00	N/R	12,989,893

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
$60	5.250%, 12/01/22	No Opt. Call	A	$59,566
80	5.250%, 12/01/28	No Opt. Call	A	73,939
8,120	5.500%, 12/01/29	No Opt. Call	A	7,668,366
8,100	5.000%, 12/01/32	No Opt. Call	A	7,003,179
8,550	5.000%, 12/01/37 (10)	No Opt. Call	A	7,114,712

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
3,000	4.700%, 4/01/22	4/14 at 100.00	N/R	2,999,970
4,425	4.900%, 4/01/32	4/17 at 100.00	N/R	3,852,848

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BB+	1,382,281
1,035	6.125%, 9/01/34	9/14 at 100.00	BB+	825,682

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R	99,583
1,484	5.400%, 7/01/15	No Opt. Call	N/R	1,445,045
700	5.500%, 7/01/16	No Opt. Call	N/R	671,671
7,586	5.750%, 7/01/22	7/16 at 100.00	N/R	6,464,562
10,413	6.000%, 7/01/30	7/16 at 100.00	N/R	8,132,865

	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011:
3,530	7.625%, 3/01/31	3/21 at 100.00	BB+	3,442,280
1,330	7.875%, 3/01/42	3/21 at 100.00	BB+	1,290,605

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,150,109
151,333	Total Arizona			135,003,510
	California – 14.1%

2,370	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Tender Option Bond Trust 3145, 18.471%, 5/01/45 – AGM Insured (IF)	5/19 at 100.00	AA+	1,807,386

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	182,345

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
4,000	5.000%, 9/01/27	9/11 at 103.00	N/R	3,295,880
9,995	5.000%, 9/01/37	9/17 at 100.00	N/R	7,303,047

2,500	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	2,019,300

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.224%, 4/01/31 (IF)	4/17 at 100.00	AA	1,110,118
1,250	17.281%, 4/01/34 (IF)	4/18 at 100.00	AA	1,219,450
2,445	17.275%, 4/01/34 (IF)	4/18 at 100.00	AA	2,385,244
325	17.154%, 4/01/34 (IF)	4/18 at 100.00	AA	317,116
2,185	17.281%, 4/01/39 (IF)	4/18 at 100.00	AA	1,922,363
500	17.281%, 4/01/39 (IF)	4/18 at 100.00	AA	439,900
2,325	17.254%, 4/01/39 (IF)	4/18 at 100.00	AA	2,045,977
1,250	19.270%, 4/01/43 (IF)	4/18 at 100.00	AA	1,372,500
1,250	17.281%, 4/01/47 (IF)	4/18 at 100.00	AA	1,099,750
1,000	17.778%, 4/01/47 (IF)	4/18 at 100.00	AA	850,680
1,250	17.469%, 4/01/47 (IF)	4/18 at 100.00	AA	1,063,350

Nuveen Investments	51

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	$1,046,745

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	No Opt. Call	N/R	888,100

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,364,601
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,641,188

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
1,730	5.600%, 9/01/25	9/15 at 102.00	N/R	1,639,729
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,098,015
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	2,184,375

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
930	5.350%, 9/01/28	9/15 at 102.00	N/R	825,663
1,390	5.400%, 9/01/35	9/15 at 102.00	N/R	1,155,882

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	761,566
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	1,732,556

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B:
685	5.000%, 9/01/27	9/11 at 101.50	N/R	555,686
1,000	5.050%, 9/01/37	9/11 at 101.50	N/R	722,880

2,300	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,313,064

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32, (5), (6)	8/17 at 102.00	N/R	1,926,725

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	BBB–	4,315,570

3,155	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15 (6)	5/11 at 100.00	N/R	2,575,458

2,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952, 21.878%, 8/15/18 (WI/DD, Settling 5/05/11) (IF)	No Opt. Call	AA–	2,647,700

4,320	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.350%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	BBB	2,449,742

20,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	Baa2	16,485,930

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	1,968,824

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	No Opt. Call	N/R	930,850
1,000	7.000%, 10/01/39	No Opt. Call	N/R	909,000

2,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	1,822,460

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	8,099,005

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	Baa1	532,630
1,040	8.500%, 11/01/39	11/19 at 100.00	Baa1	1,120,090

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
$1,000	5.000%, 2/01/21	2/17 at 100.00	Baa2	$950,950
2,500	5.250%, 2/01/27	2/17 at 100.00	Baa2	2,174,400

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	3,104,340

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.170%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA+	4,655,160

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	2,376,043

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,395,148

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB	4,413,548

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	CCC+	9,062,326

500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Baa1	433,750

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	1,697,360

2,625	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	N/R	2,303,018

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
425	9.125%, 6/01/13	No Opt. Call	N/R	430,058
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	829,910

2,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,037,340

605	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/11 at 100.00	N/R	531,795

490	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	9/11 at 100.00	N/R	418,048

1,500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	No Opt. Call	N/R	1,223,895

	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
600	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	Baa1	474,456
5,390	5.000%, 8/15/47	8/17 at 100.00	BBB+	4,055,490

6,215	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	5,047,885

750	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	571,830

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	2,854,332

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	2,127,598
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,065,480
800	5.000%, 11/01/29	11/16 at 100.00	N/R	620,216

Nuveen Investments	53

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$330	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	$339,738

8,330	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43 (UB)	11/15 at 100.00	Aa3	7,207,699

4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	3,070,417

8,165	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.273%, 11/15/32 (IF)	5/18 at 100.00	AA–	5,030,701

	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
1,585	17.470%, 11/15/43 (IF)	11/15 at 100.00	AA–	731,319
4,625	18.481%, 11/15/46 (IF)	11/16 at 100.00	AA–	2,516,694
6,555	18.486%, 11/15/48 (IF)	5/18 at 100.00	AA–	4,038,404

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	914,141

4,260	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 4, Series 2006, 4.500%, 10/01/41 – AMBAC Insured	10/17 at 100.00	A–	2,916,822

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	786,620
5,310	5.000%, 9/01/31	3/16 at 100.00	N/R	3,852,299
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,363,820

4,205	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	3,103,038

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2010-3171, 17.793%, 8/01/33 – AGC Insured (IF)	8/19 at 100.00	AA+	3,318,600

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	9/11 at 102.00	N/R	323,379

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	3,688,276

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
7,280	5.200%, 9/01/27	9/15 at 102.00	N/R	5,213,499
15,800	5.250%, 9/01/37	9/15 at 102.00	N/R	9,917,028

3,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	2,666,250

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006:
3,610	5.000%, 9/01/26	9/14 at 102.00	N/R	2,905,184
1,000	5.000%, 9/01/36	9/14 at 102.00	N/R	713,800

1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 1999, 0.000%, 1/15/30 – NPFG Insured	7/11 at 33.49	Baa1	199,970

7,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/31 – NPFG Insured	7/11 at 31.49	Baa1	1,260,420

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.373%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	3,469,653

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2	26,253,125

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
$5,110	5.000%, 6/01/33	6/17 at 100.00	Baa3	$3,411,181
30,340	5.750%, 6/01/47	6/17 at 100.00	Baa3	20,596,612
28,250	5.125%, 6/01/47	6/17 at 100.00	Baa3	17,236,738

10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	5,725,900

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.321%, 1/15/19 (IF) (10)	No Opt. Call	Aa2	2,275,725

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	459,687

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CCC	3,696,355
3,750	4.750%, 8/01/35 – AMBAC Insured	No Opt. Call	CCC	2,001,600

100	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	9/11 at 103.00	N/R	103,078

2,500	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A, 6.450%, 5/15/44	5/14 at 100.00	N/R	2,312,850

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	2,981,934

1,015	Independent Cities Lease Finance Authority, California, Subordinate Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B, 6.500%, 5/15/44	5/14 at 100.00	N/R	904,964

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	1,605,929
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	2,839,412

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
630	5.050%, 9/01/26	9/16 at 100.00	N/R	525,414
1,830	5.125%, 9/01/36	9/16 at 100.00	N/R	1,356,451

1,500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 34 Eastvale Area , Series 2010A, 6.500%, 9/01/40	9/20 at 100.00	N/R	1,415,775

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,313,725

1,345	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2009B, 6.875%, 9/01/38	9/13 at 100.00	N/R	1,294,441

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,051,032

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	2,516,100
6,750	5.150%, 9/01/36	9/14 at 100.00	N/R	5,022,473

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1, Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	1,004,015
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	974,818

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	791,354
4,660	5.250%, 9/01/37	9/14 at 100.00	N/R	3,606,793

Nuveen Investments	55

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
$980	5.200%, 9/01/26	9/12 at 102.00	N/R	$856,520
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	875,908

8,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	6,917,045

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	1,933,120

2,000	Lancaster Redevelopment Agency, California, Combined Project Areas Housing Programs, Tax Allocation Bonds, Series 2009, 6.875%, 8/01/34	8/19 at 100.00	BBB+	1,848,680

1,180	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,068,820

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,328,209

1,335	Lemoore Redevelopment Agency, Kings County, California, Lemorre Redevelopment Project Tax Allocation Bonds, Series 2011, 7.250%, 8/01/31	8/16 at 100.00	A–	1,355,693

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	484,949

6,675	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	No Opt. Call	N/R	5,265,440

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B:
1,875	17.832%, 5/15/40 (IF) (10)	5/20 at 100.00	AA	1,710,600
4,550	17.832%, 5/15/40 (IF) (10)	5/20 at 100.00	AA	3,875,326

585	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	586,995

5,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	5,006,000

6,500	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Refunding Bonds, Los Angeles International, Delta Airlines Inc., Series 1996, 6.350%, 11/01/25	11/11 at 100.00	BB	6,302,660

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.274%, 6/01/34 (IF) (10)	6/19 at 100.00	AA	3,211,100

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,007,910

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Series 2011A:
1,185	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,197,774
8,010	7.500%, 8/01/41	8/21 at 100.00	BBB+	8,215,857

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	9/15 at 100.00	N/R	552,344

5	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	4,072

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	857,453
1,245	5.300%, 9/01/36	9/11 at 103.00	N/R	750,449

220	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	195,290

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	$501,256

	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	787,073
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	910,408

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A:
3,700	7.000%, 11/01/34	No Opt. Call	A	4,113,919
22,050	6.500%, 11/01/39 (10)	No Opt. Call	A	22,749,426

2,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	2,557,301

830	Multifamily Housing Revenue Bond Pass-Through Certificates, California, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	827,676

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	305,195
550	5.450%, 9/01/38	9/16 at 100.00	N/R	406,445

1,300	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/12 at 100.00	N/R	1,014,416

2,355	National City Community Development Commission, San Diego County, California, Redevelopment Project Tax Allocation Bonds, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	2,401,229

	Palm Desert, California, Community Facilities District 2005-1, University Park Special Tax Bonds, Series 2006:
4,000	5.450%, 9/01/32	9/16 at 100.00	N/R	3,031,880
3,650	5.500%, 9/01/36	9/16 at 100.00	N/R	2,677,640

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,230	7.000%, 4/01/25	No Opt. Call	BB	1,144,257
1,605	7.500%, 4/01/35	No Opt. Call	BB	1,498,958

	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A:
675	5.000%, 9/01/19	9/15 at 101.00	N/R	643,505
915	5.150%, 9/01/22	9/15 at 101.00	N/R	823,006
1,015	5.250%, 9/01/24	9/15 at 101.00	N/R	888,876
1,755	5.400%, 9/01/35	9/15 at 101.00	N/R	1,361,722

1,765	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	1,713,356

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	15,028,899

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA+	1,847,700

3,250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.839%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	A+	2,081,170

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
7,000	16.618%, 8/01/37 – NPFG Insured (IF) (10)	8/17 at 100.00	A+	4,482,520
3,750	16.618%, 8/01/37 – NPFG Insured (IF) (10)	8/17 at 100.00	A+	2,401,350

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.390%, 8/01/37 – AGM Insured (IF)	8/17 at 100.00	AA+	3,789,200

560	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/11 at 101.50	N/R	469,095

Nuveen Investments	57

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
$1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	$1,083,935
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	1,982,228

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
515	5.000%, 9/01/24	9/12 at 102.00	N/R	463,752
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,291,755
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	865,484

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,117,894

2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	1,785,260

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,065,831

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–	1,015,304

3,500	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	3,065,545

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	785,889
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,453,824

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa1	840,200
1,750	5.000%, 12/15/33	12/12 at 100.00	Baa1	1,360,188

2,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	1,850,740

2,475	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	1,839,420

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.436%, 9/01/25 – AGC Insured (IF)	8/15 at 100.00	AA+	2,874,624

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	1,677,380
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,111,035

	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005:
2,265	5.250%, 9/01/25	9/15 at 100.00	N/R	2,028,602
4,800	5.200%, 9/01/36	9/15 at 100.00	N/R	3,757,584

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006:
2,370	5.200%, 9/01/26	9/16 at 100.00	N/R	2,081,855
3,255	5.250%, 9/01/37	9/16 at 100.00	N/R	2,551,171

6,145	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	5,031,219

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	5,587,940

8,945	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	7,197,952

1,000	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa1	908,560

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.580%, 2/01/33 (IF)	8/19 at 100.00	Aa2	$3,259,141

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 41.62	N/R	346,995
3,020	0.000%, 8/01/34	8/15 at 32.64	N/R	542,543

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	709,857

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
37,500	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	Baa1	10,868,250
65,635	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	Baa1	16,897,074
1,000	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	Baa1	231,270
14,880	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	Baa1	3,110,069
19,200	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1	2,945,664
21,380	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	2,413,161

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.177%, 9/01/38 – NPFG Insured (IF)	9/17 at 100.00	AA+	3,824,642

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	956,071
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	794,724
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	1,658,962

6,040	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	4/11 at 100.00	N/R	4,854,469

1,750	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	1,773,783

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	1,797,525

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	539,820

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	N/R	1,796,080

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	6,196,425

460	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	7/11 at 100.00	A–	375,654

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
4,000	5.375%, 6/01/38	6/15 at 100.00	Baa3	2,717,360
500	5.500%, 6/01/45	6/15 at 100.00	Baa3	306,545

1,180	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	992,828

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,222,632

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
275	7.400%, 9/01/32	9/21 at 100.00	BBB+	272,055
1,550	7.650%, 9/01/42	9/21 at 100.00	BBB+	1,533,400

2,415	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	2,275,751

Nuveen Investments	59

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,971	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	$3,573,979

600	West Hollywood Community Development Commission, California, East Side Redevelopment Project Series 2011 Tax Allocation Bonds Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	BBB	613,320

1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	1,052,360

2,620	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	2,810,893

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	995,610
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,010,666

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	5,793,150

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,066,492

2,400	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/11 at 100.00	N/R	2,253,792

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	599,390
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	2,032,919

700	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	595,322

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	3,307,446

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R	2,066,000
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R	4,855,778
969,676	Total California			638,208,798
	Colorado – 7.1%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R	2,464,590
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R	3,978,402

6,825	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	6,906,832

1,750	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,256,675

19,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	13,821,156

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	3,147,095

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R	1,579,157

1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R	964,717

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A:
$125	5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R		$95,120
5,740	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		3,958,878

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
235	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	N/R		156,115
1,175	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		718,231

1,500	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23	12/13 at 100.00	N/R		1,448,415

5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39	12/19 at 100.00	N/R		5,692,080

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		876,019

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R	(4)	5,683

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
685	6.000%, 12/01/25	12/15 at 100.00	N/R		555,562
1,428	6.125%, 12/01/35	12/15 at 100.00	N/R		1,066,430

6,525	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		6,258,976

1,150	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		864,340

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		2,715,989

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R		429,500

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass for Lifelong Discovery Charter School, Series 1999A:
155	6.125%, 7/01/12	7/11 at 100.00	N/R		157,381
1,710	6.500%, 7/01/24	7/11 at 100.00	N/R		1,596,627

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
275	6.750%, 3/01/14	No Opt. Call	N/R		279,194
730	7.250%, 3/01/24	3/14 at 100.00	N/R		702,537
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R		1,418,150

425	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003, 7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		441,885

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R		4,117,322

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,585	5.500%, 2/15/26	2/16 at 101.00	N/R		2,127,274
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R		1,787,146

1,860	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R		1,574,323

765	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BB+		572,993

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R		2,968,358

Nuveen Investments	61

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,940	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	$1,589,888

2,960	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,570,523

1,000	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	No Opt. Call	N/R	868,320

1,000	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,008,240

24,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	18,750,000

2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	No Opt. Call	N/R	2,864,042

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.750%, 9/01/40 (UB)	9/16 at 100.00	AA	4,265,058

6,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 14.832%, 10/01/41 – AGM Insured (IF) (10)	4/18 at 100.00	AA+	5,051,277

7,015	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1033, 16.173%, 9/01/40 (IF) (10)	9/16 at 100.00	AA	3,380,879

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702:
1,000	18.799%, 1/01/18 (IF) (10)	No Opt. Call	AA	962,120
1,250	18.799%, 1/01/18 (IF) (10)	No Opt. Call	AA	1,202,650
3,500	17.793%, 1/01/18 (IF) (10)	No Opt. Call	AA	2,956,800

1,570	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.00	N/R	1,372,007

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
57	0.000%, 4/21/14 (Alternative Minimum Tax)	No Opt. Call	N/R	0
258	0.000%, 4/21/14 (Alternative Minimum Tax) (6), (9)	No Opt. Call	N/R	187,477
1,310	6.200%, 4/01/16 (Alternative Minimum Tax) (5), (6)	No Opt. Call	N/R	976,605

2,655	Colorado Housing Finance Authority, Multifamily Housing Revenue Senior Bonds, Reserve at Northglenn Project, Series 2000-A1, Pass Through Certificates, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	7/11 at 100.00	N/R	2,481,336

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
3,400	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	2,815,030
8,700	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	6,618,786

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
4,000	5.400%, 12/01/27	12/17 at 100.00	N/R	2,930,200
4,465	5.450%, 12/01/34	12/17 at 100.00	N/R	3,040,263

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
3,000	5.850%, 12/01/26	12/16 at 100.00	N/R	2,213,880
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	2,666,401

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,152,836

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,784,101

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$1,500	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A, 5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B		$1,315,935

38,745	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/29 – NPFG Insured	No Opt. Call	Baa1		9,489,813

3,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	Baa1		853,950

355	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		332,411

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
50	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R		40,902
14,620	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		10,208,415

3,609	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		2,534,492

3,417	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R		2,638,471

4,467	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R		3,428,959

1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26	12/16 at 100.00	N/R		1,369,840

5,570	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R		5,323,360

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R		729,345

5,075	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R		4,467,523

6,960	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R		4,639,466

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		622,430

729	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		506,925

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R		898,120
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R		1,471,785

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	No Opt. Call	N/R		3,270,513

2,282	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		1,980,867

1,628	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		1,199,152

735	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(4)	876,245

2,695	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		1,954,657

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.500%, 12/01/27	12/16 at 100.00	N/R		734,980
2,800	5.625%, 12/01/37	12/16 at 100.00	N/R		1,887,676

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 144A, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		2,601,975

Nuveen Investments	63

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	$1,514,091

2,158	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R	1,763,302

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
5,175	5.250%, 12/15/21	12/16 at 100.00	N/R	4,458,107
10,930	5.400%, 12/15/31	12/16 at 100.00	N/R	8,360,466

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
630	6.250%, 11/15/28	No Opt. Call	A	646,235
20,555	6.500%, 11/15/38	No Opt. Call	A	21,115,740

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
4,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	4,043,640
2,500	6.000%, 1/15/34	7/20 at 100.00	Baa3	2,335,550
4,530	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,150,069

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,474,969

1,240	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	9/14 at 100.00	N/R	1,156,585

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,242,257

	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007:
1,500	4.625%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,228,575
655	5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	489,809

2,295	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010, 7.375%, 12/01/35	12/20 at 100.00	N/R	2,270,398

1,335	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	924,554

2,550	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,445,246

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007:
1,040	5.100%, 12/01/26	12/16 at 100.00	N/R	947,981
1,000	5.200%, 12/01/36	12/16 at 100.00	N/R	850,950

3,955	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	3,732,452

9,841	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 7.000%, 12/01/33	12/14 at 100.00	N/R	8,905,697

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	956,167

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	8,418,615

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
2,364	6.000%, 12/01/25	12/15 at 100.00	N/R	1,917,299
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	3,654,105
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	6,405,280

2,100	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	1,896,027

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	406,890
893	6.375%, 12/01/35	12/15 at 100.00	N/R	671,456
414,656	Total Colorado			319,172,590

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut – 1.3%

$12,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	$12,725,055

235	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/15 (Alternative Minimum Tax)	7/11 at 100.00	BBB	235,301

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,250	7.625%, 1/01/30	1/20 at 100.00	N/R	1,280,400
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,630,119

35,220	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	36,934,510

1,000	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	N/R	381,760

8,170	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	11/17 at 100.00	N/R	3,073,636
61,695	Total Connecticut			58,260,781
	District of Columbia – 0.7%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
8,550	6.500%, 5/15/33	No Opt. Call	BBB	8,392,680
3,500	6.750%, 5/15/40	5/11 at 101.00	BBB	3,218,005

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
1,240	18.997%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA+	1,190,251
2,475	18.997%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA+	2,375,604
2,150	18.182%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA+	1,551,612

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,553,585
2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	2,680,980

175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	141,153

	District of Columbia, Revenue Bonds, National Public Radio, Tender Option Bond Trust 3163:
3,000	17.500%, 4/01/33 (IF)	4/15 at 100.00	AA–	2,448,120
2,375	17.500%, 4/01/33 (IF)	4/15 at 100.00	AA–	1,938,095

5,000	Metropolitan Washington D.C. Airports Authority, District of Columbia, Airport System Revenue Bonds, Tender Option Bond Trust 11798, 17.255%, 4/01/31 – AGM Insured (Alternative Minimum Tax) (IF)	10/16 at 100.00	AA+	4,019,200

900	Metropolitan Washington D.C. Airports Authority, District of Columbia, Airport System Revenue Bonds, Series 2006B, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA+	855,864
34,695	Total District of Columbia			31,365,149
	Florida – 12.0%

8,455	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	4,141,851

1,555	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006-1, 5.250%, 11/01/15 (5)	No Opt. Call	N/R	808,911

4,130	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	3,144,830

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	1,778,088

2,545	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (5), (6)	5/15 at 101.00	N/R	1,659,671

Nuveen Investments	65

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$15,125	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	$11,128,521

1,945	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,157,664

15,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	12,011,279

19,380	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/16 at 100.00	N/R	10,210,159

1,750	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,399,125

12,690	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	11,888,119

9,870	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	8,235,232

7,675	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	6,581,543

1,985	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,887,338

3,750	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,633,063

2,010	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,680,943

1,650	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	1,155,413

2,880	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	2,082,701

9,215	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pembroke Gardens, Series 1999, 6.150%, 6/01/39 (Mandatory put 6/01/29) (Alternative Minimum Tax)	7/11 at 100.00	N/R	8,017,972

2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	2,058,820

2,500	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	2,178,175

1,450	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,297,518

3,100	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,050,712

3,715	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	3,075,017

1,470	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A+	1,480,731

3,320	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,450,658

2,920	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	2,726,404

5,930	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.600%, 5/01/39 (5)	5/17 at 100.00	N/R	2,219,599

1,760	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/11 at 100.00	N/R	1,644,878

480	Duval County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Eagles Pointe North, Series 1997A, 5.700%, 7/01/27 – NPFG Insured	7/11 at 100.00	Baa1	432,547

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$5,250	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	$4,284,945

3,315	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,382,159

7,200	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	7,104,600

4,725	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33	5/13 at 101.00	N/R	4,325,549

1,795	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	1,503,851

1,980	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,456,330

2,000	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	8/11 at 100.00	N/R	1,974,100

1,981	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Trust 1034, 17.455%, 7/01/26 (Alternative Minimum Tax) (IF) (10)	1/16 at 100.00	AA+	2,071,670

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/13 at 101.00	N/R	2,431,960

1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	867,210

7,120	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	6,947,838

5,395	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	4,838,398

4,370	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,426,604

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.105%, 5/15/15 (IF)	No Opt. Call	AA–	4,106,625

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 18.245%, 5/15/15 (IF)	No Opt. Call	AA–	2,451,479

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 18.769%, 11/15/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	1,912,350

2,600	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	1,897,558

7,225	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R	6,352,726

495	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.125%, 5/01/24	5/14 at 101.00	N/R	471,369

11,095	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007, 6.250%, 9/01/27	9/17 at 100.00	N/R	10,306,478

3,540	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	3,170,495

2,760	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	2,140,739

1,125	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	674,708

Nuveen Investments	67

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A:
$2,820	6.100%, 5/01/23	5/14 at 101.00	N/R	$2,629,142
4,030	6.250%, 5/01/34	5/14 at 101.00	N/R	3,578,036

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38 (5)	5/17 at 100.00	N/R	276,278

2,390	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13 (5)	No Opt. Call	N/R	978,227

1,880	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,806,830

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
10,435	5.250%, 6/15/27	6/17 at 100.00	BB+	8,451,202
20,120	5.375%, 6/15/37	6/17 at 100.00	BB+	15,139,696

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
7,460	9.000%, 12/01/30	12/18 at 104.00	N/R	7,317,962
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	15,177,452

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB)	4/17 at 100.00	A	5,929,464
23,920	5.000%, 4/01/37 (UB)	4/17 at 100.00	A	20,213,118

326	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	231,923

9,930	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	8,853,687

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (5)	No Opt. Call	N/R	2,039,150

8,525	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/11 at 100.00	BB+	8,567,625

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	6/11 at 100.00	BB+	311,550

2,000	Mediterra North Community Development District, Bonita Springs, Lee County, Florida, Capital Improvement Revenue Bonds, Series 2001A, 6.800%, 5/01/31	7/11 at 100.00	N/R	1,992,840

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 17.920%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (10)	10/18 at 100.00	AA+	2,332,120

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
3,750	17.135%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA+	3,371,700
2,065	17.115%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA+	1,856,931

	Mid-Bay Bridge Authority, Florida, Springing Lien Revenue Bonds, Series 2011:
1,500	7.250%, 10/01/34	No Opt. Call	BBB–	1,512,735
12,000	7.250%, 10/01/40	10/21 at 100.00	BBB–	12,012,840

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A:
345	6.000%, 5/01/24	5/14 at 100.00	N/R	324,821
14,000	6.250%, 5/01/37	5/14 at 100.00	N/R	12,536,300

7,810	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	7,222,844

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,116,176

3,570	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	2,588,928

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38, (6)	5/17 at 100.00	N/R	$632,374

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16, (6)	No Opt. Call	N/R	1,159,768

950	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Golf and Country Club Area A, Series 2005-A2, 5.500%, 5/01/26	5/15 at 100.00	N/R	784,311

1,680	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,340,220

2,010	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	1,915,108

940	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	815,723

1,845	Orange County Housoing Finance Authority, Florida, Multifamily Housing Bonds, Buena Vista Place II, Series 1999-I, 6.900%, 7/01/39 (Alternative Minimum Tax)	7/11 at 100.00	N/R	1,618,489

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
595	5.500%, 12/01/21	12/11 at 101.00	BBB–	553,796
2,200	5.625%, 12/01/31	12/11 at 101.00	BBB–	1,931,072

5,665	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	4,136,696

2,150	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,151,226

15,470	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	10,502,738

2,790	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,757,393

	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007:
770	5.875%, 5/01/22	5/17 at 100.00	N/R	679,987
675	6.000%, 5/01/37	5/17 at 100.00	N/R	552,663

2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	1,650,040

2,690	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,427,833

4,625	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,579,426

5,050	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R	3,451,978

1,965	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36 (5)	No Opt. Call	N/R	959,706

10,470	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36 (5)	5/12 at 101.00	N/R	5,374,984

645	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 11/01/13	No Opt. Call	N/R	392,999

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:
4,720	5.625%, 7/01/27	7/17 at 100.00	N/R	3,845,620
2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	1,788,264
2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	1,991,642

8,765	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	4,905,683

Nuveen Investments	69

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,285	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	$2,251,296

375	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Tender Option Bond Trust 3119, 17.524%, 8/15/37 (IF)	8/17 at 100.00	AA	235,519

3,655	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, ROCS RR II R–11060, 17.802%, 2/15/15 (IF)	8/17 at 100.00	AA	2,286,860

14,975	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.401%, 8/15/28 (IF)	8/17 at 100.00	AA	11,005,727

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	17.016%, 8/15/23 (IF)	8/17 at 100.00	AA	687,600
495	16.971%, 8/15/29 (IF)	8/17 at 100.00	AA	280,927
6,250	15.508%, 8/15/42 (IF)	8/17 at 100.00	AA	3,959,750
335	16.952%, 8/15/42 (IF)	8/17 at 100.00	AA	210,028

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
3,835	15.394%, 8/15/15 (IF)	No Opt. Call	AA	3,905,986
2,130	15.377%, 8/15/15 (IF)	No Opt. Call	AA	2,225,658

	South Miami Health Facilities Authority, Florida, Revenue Bonds, South Broward Hospital District, Tender Option Bond Trust 1122:
2,500	17.426%, 5/01/30 (IF) (10)	5/18 at 100.00	AA–	1,597,800
500	17.426%, 5/01/30 (IF) (10)	5/18 at 100.00	AA–	319,560

1,290	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	5/13 at 100.00	N/R	978,865

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	1,865,162
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	6,159,950

985	Stoenbrier Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2006, 5.500%, 5/01/37	5/16 at 100.00	N/R	800,184

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
555	6.750%, 11/01/27	11/18 at 100.00	N/R	541,541
2,730	7.850%, 11/01/41	11/18 at 100.00	N/R	2,748,373

43,510	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	30,770,707

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
1,000	6.450%, 5/01/23	5/18 at 100.00	N/R	738,080
2,150	6.550%, 5/01/27	5/18 at 100.00	N/R	1,507,301
7,655	5.250%, 5/01/39	No Opt. Call	N/R	4,838,266
20,615	6.650%, 5/01/40	5/18 at 100.00	N/R	13,787,930

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (5), (6)	5/16 at 100.00	N/R	6,663,195

3,200	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds ,Series 2002A, 6.750%, 5/01/34	5/12 at 102.00	N/R	3,011,968

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/12 (5), (6)	No Opt. Call	N/R	765,016
1,000	5.350%, 5/01/17 (5), (6)	No Opt. Call	N/R	503,300
1,500	5.550%, 5/01/39 (5), (6)	5/17 at 100.00	N/R	754,920

3,075	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,495,793

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
11,435	6.000%, 5/01/23	5/13 at 101.00	N/R	10,335,868
27,145	6.125%, 5/01/35	5/13 at 101.00	N/R	22,219,268
688,887	Total Florida			540,038,937

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 2.0%

$6,225	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	$6,314,391

3,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	3,025,590

1,050	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	888,951

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22	7/11 at 100.00	BB+	770,233
95	5.375%, 12/01/28	6/11 at 100.00	BB+	76,614

15,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	CCC+	17,134,010

12,830	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	CCC+	13,565,929

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BBB–	3,440,721
3,310	5.000%, 12/01/26	12/14 at 100.00	BBB–	2,984,164

1,830	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.125%, 9/01/40	9/20 at 100.00	N/R	1,667,240

	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010:
5,300	7.625%, 12/01/30	12/20 at 100.00	N/R	5,199,300
5,200	8.000%, 12/01/40	12/20 at 100.00	N/R	5,089,968
3,500	8.125%, 12/01/45	12/20 at 100.00	N/R	3,423,595

6,060	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	5,902,682

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
3,500	5.000%, 7/01/27	7/17 at 100.00	N/R	2,384,270
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	4,962,560
19,900	5.125%, 7/01/42	7/17 at 100.00	N/R	11,998,108

1,380	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,350,813

200	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 6.125%, 2/15/34	2/14 at 101.00	N/R	168,852

750	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007B, 5.000%, 3/15/17	No Opt. Call	A	763,710
102,010	Total Georgia			91,111,701
	Guam – 0.2%

5,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.875%, 12/01/40	12/20 at 100.00	B	4,684,450

4,380	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	No Opt. Call	B+	4,489,982
9,380	Total Guam			9,174,432
	Hawaii – 0.2%

4,165	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,280,521

8,425	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	7/11 at 100.00	B	7,262,940
12,590	Total Hawaii			10,543,461

Nuveen Investments	71

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho – 0.1%

$3,920	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	$3,953,202

1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	877,040

5,755	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coeur d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26 (5), (6)	12/16 at 100.00	N/R	1,438,750
10,675	Total Idaho			6,268,992
	Illinois – 8.9%

3,500	Bolingbrook, DuPage & Will Counties, Illinois, Special Tax Revenue Bonds, Special Service Areas 2001-1, 2001-2, 2001-3, and 2002-1, Refunding Series 2007, 4.500%, 3/01/32 – NPFG Insured	4/21 at 100.00	Baa1	2,686,950

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	5,167,655

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,179,720

3,825	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	2,928,267

3,880	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	3,332,571

933	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	810,441

9,000	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 8.500%, 6/15/23	12/11 at 100.00	N/R	8,995,320

984	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, MetraMarket Project, Series 2010, 6.870%, 2/15/24	5/15 at 100.00	Baa1	1,005,147

5,545	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/11 at 100.00	N/R	5,329,300

5,325	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30	12/12 at 100.00	Caa2	3,852,158

7,265	Chicago, Illinois, Multifamily Housing Revenue Bonds, Drexel Preservation, Series 2007, 5.270%, 6/20/48 (UB)	12/17 at 102.00	Aaa	6,809,775

725	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	7/11 at 100.00	N/R	725,899

3,350	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	3,376,465

2,483	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	1,936,616

1,500	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2006, 5.850%, 5/01/26 (5), (6)	5/14 at 102.00	N/R	784,455

5,000	Gilberts, Illinois, Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16 (5)	No Opt. Call	N/R	2,250,500

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,424,650

3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	3,433,209

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BB+	$794,258

1,150	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	7/11 at 100.00	BBB–	1,130,186

2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	N/R	1,915,380

4,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	No Opt. Call	BBB+	3,587,895

2,750	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	2,771,725

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	Baa2	200,242

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
1,400	7.750%, 5/15/30	5/20 at 100.00	N/R	1,333,262
10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	9,484,000
10,625	8.000%, 5/15/46	5/20 at 100.00	N/R	10,055,606

4,870	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	3,557,243

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2008-1098:
1,500	18.342%, 8/15/15 – AGC Insured (IF) (10)	No Opt. Call	AA+	1,114,440
1,625	17.873%, 2/15/39 – AGC Insured (IF) (10)	8/18 at 100.00	AA+	843,960
2,500	17.873%, 8/15/47 – AGC Insured (IF) (10)	8/18 at 100.00	AA+	1,298,400

975	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	743,116

16,715	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	14,470,510

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
6,670	5.000%, 4/01/31	4/16 at 100.00	Baa3	4,596,564
9,250	5.000%, 4/01/36	4/16 at 100.00	Baa3	6,244,490

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	5,499,540

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
3,870	5.000%, 8/15/26	8/16 at 100.00	N/R	3,159,352
7,245	5.100%, 8/15/31	8/16 at 100.00	N/R	5,625,018

15,645	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46 (5), (6)	10/16 at 100.00	N/R	10,273,915

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
410	5.250%, 5/15/15	No Opt. Call	N/R	400,377
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,477,528
6,750	5.750%, 5/15/38	5/17 at 100.00	N/R	5,389,740
350	5.400%, 5/15/38	5/12 at 100.00	N/R	264,845

	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 3764:
3,125	17.793%, 5/01/26 (IF) (10)	5/20 at 100.00	AA	2,650,250
3,125	17.793%, 5/01/26 (IF) (10)	5/20 at 100.00	AA	2,120,125

39,500	Illinois Finance Authority, Revenue Bonds, Illinois, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	39,342,790

2,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2009, Tender Option Bond Trust 3302, 17.691%, 6/01/14 (IF)	No Opt. Call	AAA	2,460,200

Nuveen Investments	73

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	$1,782,276

14,545	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	11,934,318

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,092,584

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	8,750,924

10,855	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	9,954,795

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB)	11/18 at 100.00	A2	9,641,793

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB)	11/18 at 100.00	A2	2,613,121

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB)	5/19 at 100.00	A2	5,714,669

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bond Trust 3089:
300	19.180%, 5/01/17 (IF)	No Opt. Call	A2	338,268
250	20.186%, 5/01/17 (IF)	No Opt. Call	A2	279,670
3,067	20.175%, 5/01/17 (IF)	No Opt. Call	A2	3,430,992
1,065	20.141%, 5/01/17 (IF)	No Opt. Call	A2	1,191,075
315	20.033%, 5/01/17 (IF)	No Opt. Call	A2	352,009
815	20.127%, 11/01/39 (IF)	5/19 at 100.00	A2	911,480

3,770	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	3,247,101

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
650	6.875%, 8/15/38	8/19 at 100.00	BBB	647,134
25,000	7.000%, 8/15/44	8/19 at 100.00	BBB	25,043,000

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.618%, 2/15/31 (IF)	8/19 at 100.00	AA-	2,356,840

2,600	Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R	2,320,240

2,360	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 3721, 18.153%, 8/01/16 (IF) (10)	No Opt. Call	AA	1,731,957

24,350	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	16,295,507

	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
5,260	5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	B–	3,524,779
3,000	5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	2,010,300
9,425	5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	B–	6,317,106

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (5)	7/18 at 100.00	N/R	2,983,438

9,300	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220, 18.491%, 6/15/42 (IF)	6/20 at 100.00	AAA	5,106,444

3,298	Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	3,139,036

4,835	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	3,722,612

5,725	Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	4,865,048

74	Nuveen Investments

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

$3,338		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	$3,185,954

5,867		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	5,057,706

2,164		Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	2,019,012

4,291		Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	3,947,977

3,665		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	2,752,635

—	(11)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	168

2,800		Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	7/11 at 100.00	N/R	2,154,824

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,935		6.950%, 1/01/21	1/18 at 100.00	N/R	2,792,095
2,000		6.950%, 1/01/25	1/18 at 100.00	N/R	1,850,420

3,805		Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,806,788

3,210		Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,211,509

3,000		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	2,886,720

1,750		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,750,210

4,484		Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	3,428,511

2,343		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,797,456

830		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	699,416

3,215		Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	2,874,789

3,592		Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	3,427,091

2,385		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,381,392

7,340		Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	6,439,969

3,646		Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	2,696,946
480,836		Total Illinois			402,294,159
		Indiana – 2.3%

1,695		Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	A–	1,705,882

1,445		Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	1,470,634

Nuveen Investments	75

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$5,520	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B	$4,428,420

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.453%, 4/01/30 – AMBAC Insured (IF) (10)	No Opt. Call	AA	1,379,787

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 17.820%, 4/15/17 (IF)	No Opt. Call	Aa3	4,842,750

2,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	2,289,240

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,460	18.783%, 6/01/17 (IF) (10)	No Opt. Call	AA	1,050,908
330	18.691%, 12/01/32 (IF) (10)	12/19 at 100.00	AA	237,455
5,000	15.543%, 12/01/32 (IF) (10)	12/19 at 100.00	AA	3,597,800

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB+	1,985,060

4,200	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	3,788,442

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA+	10,180,700

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.198%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA+	332,407
2,500	19.198%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA+	2,680,700
4,995	20.190%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA+	5,719,675
6,250	19.198%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA+	6,701,750

330	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)	7/11 at 100.00	Ba2	329,993

1,750	Petersburg, Indiana, Pollution Control Revenue Bonds, Indiana Power and Light Company, Series 1996, 6.375%, 11/01/29 (Alternative Minimum Tax)	8/11 at 102.00	Baa2	1,757,525

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,426,140

3,643	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35 (5)	3/15 at 102.00	N/R	1,818,950

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (5)	2/15 at 100.00	N/R	796,287
2,500	5.375%, 2/15/34 (5)	2/15 at 100.00	N/R	649,500

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,947,150

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	5/11 at 100.00	N/R	218,638

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	5,027,400
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	5,006,100

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	1,525,500
15,000	5.750%, 9/01/42	9/17 at 100.00	N/R	11,248,650
29,500	5.800%, 9/01/47	9/17 at 100.00	N/R	21,939,150
125,173	Total Indiana			106,082,593

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 0.5%

$12,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	$9,798,840

5,755	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,166,436

11,055	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	7,568,585

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	1,785,398

31,060	Total Iowa			24,319,259
	Kansas – 0.3%

5,575	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	4,475,610

1,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	733,900

1,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	798,990

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16	No Opt. Call	N/R	602,140
4,780	5.000%, 3/01/26	3/16 at 100.00	N/R	2,284,744

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28	12/16 at 100.00	N/R	1,279,131

2,470	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax) (5), (6)	6/11 at 102.00	N/R	186,732

7,450	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	4,127,077
26,065	Total Kansas			14,488,324
	Kentucky – 0.7%

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
500	5.800%, 10/01/12	7/11 at 100.00	BB–	498,495
2,000	5.850%, 10/01/17	10/11 at 100.00	BB–	1,868,320
6,375	5.875%, 10/01/22	10/11 at 100.00	BB–	5,499,713

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	1,025,720

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	965,060

19,215	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–	18,931,387

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	1,948,837
32,280	Total Kentucky			30,737,532
	Louisiana – 1.5%

1,940	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16 (5), (6)	7/11 at 100.00	N/R	872,806

13,220	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17 (5), (6)	7/11 at 100.00	N/R	5,947,678

Nuveen Investments	77

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,395	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17 (5), (6)	7/11 at 100.00	N/R	$627,611

10,290	Carter Plantation Land LLC, Louisiana, 9.000%, 7/01/17 (5), (6)	5/11 at 100.00	N/R	1,029,000

100	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	97,763

825	East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 1998, 5.350%, 9/01/11 (Alternative Minimum Tax)	7/11 at 100.00	Ba2	825,066

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (5), (6), (9)	No Opt. Call	N/R	250,050

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (5)	No Opt. Call	N/R	580,580

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (5)	No Opt. Call	N/R	3,651,400

6,900	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29 (Mandatory put 8/01/20)	No Opt. Call	BBB–	7,028,685

4,015	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB–	4,044,671

10,850	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	11,081,756

11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	2,191,650

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17 (5)	9/16 at 100.00	N/R	430,350

4,215	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (10)	No Opt. Call	N/R	4,117,465

9,900	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	8,167,005

5,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5)	12/17 at 100.00	N/R	3,500,822

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
5,750	5.250%, 5/15/38	5/17 at 100.00	Baa1	4,745,648
9,000	5.375%, 5/15/43	5/17 at 100.00	Baa1	7,425,090

2,000	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (5)	10/11 at 100.00	N/R	1,462,140

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (5)	10/11 at 100.00	N/R	1,584,703
125,388	Total Louisiana			69,661,939
	Maryland – 1.9%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,615	5.250%, 9/01/20 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	1,536,979
850	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	681,258

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	$432,800

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1	16,556,797

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/33	4/17 at 100.00	N/R	687,050

5,455	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849, 10.687%, 1/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	Aa2	4,232,807

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	6,591,524

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
940	16.523%, 3/01/30 (Alternative Minimum Tax) (IF) (10)	3/17 at 100.00	Aa2	575,421
1,710	16.728%, 3/01/30 (Alternative Minimum Tax) (IF) (10)	3/17 at 100.00	Aa2	1,056,096

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,925	5.000%, 12/01/16	No Opt. Call	N/R	1,598,020
54,100	5.000%, 12/01/31	12/16 at 100.00	N/R	32,734,287

2,080	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/12 at 101.00	Ba3	1,878,635

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	7/11 at 100.00	N/R	3,504,544

1,500	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–	1,319,715

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18 (5), (6)	1/17 at 100.00	N/R	299,828
6,260	5.500%, 7/01/38 (5), (6)	1/17 at 100.00	N/R	2,501,058

4,345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.300%, 1/01/37	1/17 at 100.00	N/R	2,930,876

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
495	5.375%, 7/01/14 (6)	7/11 at 100.00	B3	442,961
9,435	5.300%, 7/01/24 (6)	7/11 at 100.00	B3	6,518,170
123,055	Total Maryland			86,078,826
	Massachusetts – 1.2%

12,225	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3	5,962,866

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	1,222,939

2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	1,651,000

570	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	581,360

2,030	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	1,932,113

Nuveen Investments	79

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$870	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.300%, 12/01/14 (Alternative Minimum Tax)	7/11 at 100.00	A–		$870,296

315	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	6/11 at 101.00	A–		316,106

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB		3,764,390

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28	1/18 at 100.00	N/R		5,063,986
5,300	6.500%, 1/15/38	1/18 at 100.00	N/R		4,333,651

90	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.500%, 7/01/12	No Opt. Call	N/R		93,303

430	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 101.00	N/R	(4)	462,418

3,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R		3,015,670

2,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Jordan Hospital, Series 1998D, 5.250%, 10/01/23	7/11 at 100.00	BB–		2,304,418

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–		1,586,660

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2001C, 5.500%, 7/01/16	7/11 at 100.00	BB–		1,212,200

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–		2,308,980

1,870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34 (5)	7/14 at 100.00	CCC		915,739

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
4,425	6.250%, 7/01/24 (5)	7/14 at 100.00	CCC		2,166,923
10,555	6.375%, 7/01/34 (5)	7/14 at 100.00	CCC		5,168,784

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W., 19.529%, 6/01/41 (IF) (10)	6/20 at 100.00	AA–		1,846,200

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
810	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		705,947
285	5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		238,693
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		3,313,080
4,050	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	N/R		2,953,017
78,355	Total Massachusetts				53,990,739
	Michigan – 2.6%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,695	6.000%, 11/01/28	11/18 at 100.00	BBB–		3,118,432
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–		4,062,916

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB		830,015

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R		1,283,516

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
$3,885	5.000%, 11/01/26	11/16 at 100.00	BB+	$2,947,783
1,500	5.250%, 11/01/31	11/16 at 100.00	BB+	1,092,360
3,090	5.250%, 11/01/36	11/16 at 100.00	BB+	2,138,774

1,125	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	7/11 at 100.00	N/R	970,099

820	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	7/11 at 100.00	N/R	787,610

5,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.522%, 5/01/27 – AGM Insured (IF)	No Opt. Call	AA+	4,498,340

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,200	5.650%, 11/01/25	11/15 at 100.00	BB+	978,240
500	5.750%, 11/01/30	11/15 at 100.00	BB+	388,190
2,425	5.750%, 11/01/35	11/15 at 100.00	BB+	1,805,607

7,670	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/11 at 100.00	B–	4,633,907

2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789, 18.649%, 5/01/18 (IF) (10)	No Opt. Call	AA	2,010,900

1,095	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	672,680

2,000	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	1,554,780

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
7,825	4.875%, 8/15/27	8/17 at 100.00	N/R	5,484,151
4,850	5.000%, 8/15/38	8/17 at 100.00	N/R	3,044,054

	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004:
1,000	6.200%, 1/01/25	1/15 at 100.00	N/R	859,280
1,500	6.500%, 1/01/37	1/15 at 100.00	N/R	1,204,155

180	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/20	7/15 at 100.00	BB+	167,573

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,181,396

4,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	N/R	4,037,480

6,170	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (10)	7/15 at 100.00	AA+	5,870,508

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
600	7.500%, 10/01/12	10/11 at 100.00	B1	601,380
2,900	7.900%, 10/01/21	10/11 at 100.00	B1	2,759,872
10,550	8.000%, 10/01/31	10/11 at 100.00	B1	9,534,563

	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001:
200	7.250%, 10/01/11	7/11 at 100.00	Ba1	202,304
750	7.625%, 10/01/21	10/11 at 100.00	Ba1	750,825

1,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	834,750

Nuveen Investments	81

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan Public Edmucational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:
$645	6.000%, 2/01/16	No Opt. Call	BB+	$636,557
1,055	6.375%, 2/01/26	2/16 at 100.00	BB+	919,000
2,855	6.500%, 2/01/36	2/16 at 100.00	BB+	2,343,584

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,354,350

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	698,410

3,720	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	2,846,098

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
350	7.250%, 4/01/20	No Opt. Call	BB+	355,359
1,140	8.000%, 4/01/30	4/20 at 100.00	BB+	1,149,257
500	8.000%, 4/01/40	4/20 at 100.00	BB+	493,845

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	8,583,735

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	N/R	1,826,843
11,200	5.500%, 11/15/35	5/15 at 100.00	N/R	8,631,280

570	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	7/11 at 100.00	Ba3	569,937

3,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB–	2,747,415

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
175	4.750%, 11/01/11	No Opt. Call	BB+	175,303
1,070	5.000%, 11/01/15	No Opt. Call	BB+	1,038,949
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,487,476
4,795	5.350%, 11/01/25	11/15 at 100.00	BB+	3,820,656
3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	2,785,713
5,900	5.500%, 11/01/35	11/15 at 100.00	BB+	4,237,970
145,505	Total Michigan			117,008,177
	Minnesota – 1.3%

8,970	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	No Opt. Call	N/R	8,999,601

9,410	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB–	9,195,358

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27	11/15 at 100.00	N/R	366,291
1,000	6.000%, 11/01/37	11/15 at 100.00	N/R	798,660

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	905,030

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	1,007,190
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,006,990

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	538,014

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,360,365

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,525	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	$1,379,119

2,400	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Higher Ground Academy Project, Series 2009, 8.500%, 12/01/38	6/14 at 102.00	N/R	2,476,272

465	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	405,731

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	1,489,184

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
445	6.625%, 12/01/23	6/14 at 102.00	N/R	432,304
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	1,945,906

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	N/R	341,656
500	6.000%, 9/01/36	9/14 at 102.00	N/R	405,820

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,102,153

2,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	1,734,803

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	660,984
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	889,399

2,195	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BB+	2,041,965

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB	2,455,569
2,800	5.875%, 5/01/30	5/15 at 100.00	BB	2,458,372

8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	7,395,051

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,242,915
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	607,960

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	870,590
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	2,844,888
62,460	Total Minnesota			57,358,140
	Mississippi – 0.2%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/11 at 102.00	Ba3	203,679

2,650	Mississippi Business Finance Corporation Pollution Control Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 1999, 5.900%, 5/01/22	11/11 at 100.00	BBB	2,602,751

4,865	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (5)	2/21 at 102.00	NA	4,616,447

1,742	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,218,430
9,557	Total Mississippi			8,641,307

Nuveen Investments	83

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 2.1%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
$250	5.500%, 3/01/20	3/16 at 100.00	N/R	$225,413
600	5.625%, 3/01/25	3/16 at 100.00	N/R	499,548

	Branson Regional Airport Transportation Development District, Missouri, Project Revenue Bonds, Series 2007B:
3,000	6.000%, 7/01/25 (Alternative Minimum Tax)	7/12 at 100.00	N/R	1,294,410
5,800	6.000%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	2,503,280

	Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks Hospital, Series 2005:
8,595	5.750%, 4/01/22	4/16 at 100.00	N/R	7,206,048
3,165	5.875%, 4/01/30	4/16 at 100.00	N/R	2,552,636

1,500	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	N/R	1,246,605

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26	8/14 at 100.00	N/R	182,650
600	5.250%, 8/01/31	8/14 at 100.00	N/R	522,222

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	525,466
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,307,900

1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,440,692

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,472,824

	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
2,155	5.150%, 6/01/16	6/14 at 102.00	N/R	2,104,638
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,499,990

17,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	15,451,470

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	N/R	1,382,940

500	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A–	509,160

6,685	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+	5,719,218

550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	No Opt. Call	N/R	482,790

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,056,357
3,400	5.350%, 6/15/32	6/15 at 103.00	N/R	2,586,720

7,500	Saint Louis Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Councils Towers Apartments, Series 2010B, 7.250%, 12/15/13	9/12 at 100.00	N/R	7,509,675

9,000	Saint Louis, Missouri, Land Clearance for Redevelopment Authority, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	8,371,980

5,635	Saint Louis, Missouri, Orpheum Theater Community Improvement District, Saint Louis, Missouri, Property and Sales Tax Revenue Bonds, Series 2009, 9.000%, 3/01/29	No Opt. Call	N/R	5,507,029

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	7/11 at 100.00	N/R	1,236,701

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$2,159	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	7/11 at 100.00	N/R	$1,721,479

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	2,185,886

1,427	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	No Opt. Call	N/R	991,280

1,520	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,147,509

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (7)	No Opt. Call	N/R	1,703,032

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	468,900
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	870,580

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,742,660

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	540,196

1,500	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	Baa3	1,278,450

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	709,840
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	1,601,275
115,417	Total Missouri			94,359,449
	Montana – 0.7%

17,140	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/11 at 100.50	B+	17,169,652

16,994	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	15,922,188
34,134	Total Montana			33,091,840
	Nebraska – 0.1%

4,000	Gage County Hospital Authority 1, Nebraska, Health Care Facility Revenue Bonds, Beatrice Community Hospital and Health Project, Series 2010B, 6.750%, 6/01/35	No Opt. Call	N/R	3,769,080
	Nevada – 1.0%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.294%, 1/01/36 (IF)	1/20 at 100.00	Aa3	4,433,430

1,210	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	1,204,265

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 18.220%, 1/01/18 (IF)	No Opt. Call	Aa3	754,122

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,000	5.625%, 1/01/32 – AMBAC Insured (5)	1/12 at 100.00	N/R	501,740
1,000	5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	N/R	250,780

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23 (5)	1/12 at 100.00	N/R	1,750
41,800	7.375%, 1/01/40 (5)	1/12 at 100.00	N/R	73,150

Nuveen Investments	85

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$1,595	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	$1,307,804

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	783,320

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	5,553,800

3,170	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	2,902,135

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
520	6.000%, 8/01/27	4/15 at 102.00	N/R	416,603
2,605	6.150%, 8/01/37	4/15 at 102.00	N/R	1,933,171

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,728,976

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
2,340	6.500%, 9/01/20	9/18 at 100.00	N/R	2,258,942
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	1,817,880

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
7,205	6.500%, 6/15/20	6/18 at 100.00	B2	6,543,725
13,090	6.750%, 6/15/28	6/18 at 100.00	B2	10,856,715
93,195	Total Nevada			43,322,308
	New Hampshire – 0.0%

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3	175,582
	New Jersey – 3.6%

6,422	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 12/01/11 (6), (8), (9)	No Opt. Call	N/R	652,517

8,255	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB	6,747,389

5,215	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/29	6/14 at 100.00	BBB	4,760,148

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	7/11 at 100.00	N/R	836,020

985	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	7/11 at 100.00	CCC+	802,637

640	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	7/11 at 100.00	B3	513,421

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
2,000	6.250%, 9/15/19 (Alternative Minimum Tax)	9/11 at 100.00	B	1,897,440
5,045	6.400%, 9/15/23 (Alternative Minimum Tax)	9/11 at 100.00	B	4,776,253
10,565	6.250%, 9/15/29 (Alternative Minimum Tax)	9/11 at 100.00	B	9,680,393

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/11 at 100.00	B	1,500,315
2,605	7.000%, 11/15/30 (Alternative Minimum Tax)	5/11 at 101.00	B	2,552,014

3,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 101.00	B	3,223,814

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	$1,347,960

2,400	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa1	2,659,800

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018:
1,575	18.989%, 7/01/38 – AGC Insured (IF)	1/14 at 100.00	AA+	1,621,179
5,000	19.492%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA+	5,135,600
1,250	19.492%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA+	1,283,900
1,815	19.466%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA+	1,864,223

16,065	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	13,770,597

18,735	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	18,374,351

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
590	5.500%, 7/01/23	7/13 at 100.00	Ba2	506,090
3,765	5.500%, 7/01/33	7/13 at 100.00	Ba2	2,800,859

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Peter’s University Hospital, Series 2000A, 6.875%, 7/01/30	7/11 at 100.00	BBB–	994,080

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	1/12 at 100.00	N/R	1,555,920

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, 21.581%, 6/01/16	6/18 at 100.00	AA+	1,744,604

42,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA+	43,966,887

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,310	5.000%, 6/01/29	6/17 at 100.00	BBB–	2,388,860
37,500	4.750%, 6/01/34	6/17 at 100.00	Baa3	23,294,625
187,887	Total New Jersey			161,251,896
	New Mexico – 0.3%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,326,943
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,238,875

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,095	5.500%, 9/01/16	No Opt. Call	N/R	1,016,773
1,655	5.750%, 9/01/21	9/16 at 100.00	N/R	1,346,756
7,550	6.000%, 9/01/32	9/16 at 100.00	N/R	5,427,922

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,117,589
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	2,937,668
17,885	Total New Mexico			14,412,526
	New York – 3.7%

750	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	677,430

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	430,260

Nuveen Investments	87

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
$10,150	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	B–	$10,305,701
8,960	7.625%, 8/01/25 (Alternative Minimum Tax) (Mandatory put 8/01/16)	8/16 at 101.00	B–	9,066,624
12,600	8.000%, 8/01/28 (Alternative Minimum Tax)	8/16 at 101.00	B–	12,953,808
500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	506,390

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
5,500	5.750%, 10/01/27	10/17 at 100.00	N/R	3,444,760
28,560	5.750%, 10/01/37	10/17 at 100.00	N/R	17,838,862
61,500	5.875%, 10/01/46	10/17 at 102.00	N/R	38,419,665

6,500	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BB+	5,689,645

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	4,649,832

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax)	8/11 at 100.00	CCC+	161,080
430	5.400%, 7/01/20 (Alternative Minimum Tax)	8/11 at 100.00	CCC+	339,558

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)	7/11 at 100.00	CCC+	1,945,166

17,175	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/11 at 100.00	BB–	12,652,136

1,595	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB–	1,602,417

5,370	New York City Industrial Development Authority, New York, JetBlue,, 5.125%, 5/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B–	4,153,964

	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484:
2,500	17.712%, 6/15/15 (IF)	No Opt. Call	AA+	2,517,700
1,290	17.679%, 6/15/15 (IF)	No Opt. Call	AA+	1,299,107
375	17.712%, 6/15/15 (IF)	No Opt. Call	AA+	376,395
1,250	17.712%, 6/15/32 (IF)	6/17 at 100.00	AA+	1,256,250
7,500	17.712%, 6/15/33 (IF)	6/19 at 100.00	AA+	7,527,900
1,875	17.712%, 6/15/33 (IF)	6/19 at 100.00	AA+	1,881,975

5,500	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	1/20 at 100.00	BBB	5,523,375

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2007, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	Aa2	15,923,520

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, Trust 2977, 13.779%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	Aa2	1,641,124

1,305	Suffolk County Industrial Development Agency, New York, Industrial Development Revenue Bonds, Windmill Village LLC Facility, Series 2001, 5.750%, 12/01/31 (Alternative Minimum Tax)	12/11 at 102.00	Aaa	1,306,096

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/11 at 100.00	N/R	88,196

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/11 at 101.00	B	920,700
207,230	Total New York			165,099,636

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 0.4%

$1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	$1,088,040

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
750	6.750%, 8/01/24	8/18 at 100.00	N/R	654,210
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	2,924,238

	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149:
2,650	13.283%, 7/15/32 (IF)	1/18 at 100.00	AA–	2,077,362
670	13.229%, 7/15/38 (IF)	1/18 at 100.00	AA–	526,185

5,500	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	4,710,915

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,413,124
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,338,216
18,995	Total North Carolina			15,732,290
	Ohio – 2.7%

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	891,936

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
12,500	5.125%, 6/01/24	6/17 at 100.00	Baa3	9,658,250
36,000	5.875%, 6/01/30	6/17 at 100.00	Baa3	25,979,040
38,785	5.750%, 6/01/34	6/17 at 100.00	Baa3	26,722,865
1,750	6.000%, 6/01/42	6/17 at 100.00	Baa3	1,214,955

2,750	County of Greene, Ohio, Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,758,140

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	748,710
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	617,300

4,085	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	4,156,692

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,306,125

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.805%, 5/01/29 (IF) (10)	5/19 at 100.00	AA	1,767,406

500	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	8/11 at 100.00	B	417,130

890	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	9/11 at 100.00	Ba3	856,322

1,785	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/12 at 100.00	Ba3	1,751,496

13,750	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Ba3	12,739,650

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	2,652,880
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	8,673,060

7,795	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	6,627,777

Nuveen Investments	89

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	$479,390

5,690	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/11 at 100.00	B	4,511,203

2,320	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	BBB	2,057,144

505	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Project, Series 2003, 5.375%, 12/01/35	12/13 at 102.00	N/R	406,323

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (5), (6)	No Opt. Call	N/R	2,144,375
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (5), (6)	7/17 at 102.00	N/R	3,348,800

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (5), (6)	7/17 at 102.00	N/R	50
186,380	Total Ohio			123,487,019
	Oklahoma – 1.7%

3,460	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	2,882,318

2,000	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 5.125%, 12/01/36	12/17 at 100.00	BBB–	1,700,900

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,745,540
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,651,389

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,500	7.250%, 11/01/40	5/20 at 100.00	N/R	7,339,350
8,775	7.250%, 11/01/45	5/20 at 100.00	N/R	8,526,492

805	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	7/11 at 100.00	B–	805,837

39,070	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/11 at 100.00	B–	37,309,897

9,055	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa2	9,319,678

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	1,765,453
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	2,913,310
82,040	Total Oklahoma			76,960,164
	Oregon – 0.4%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,316,990

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A3	1,069,578
2,670	8.250%, 1/01/38	1/19 at 100.00	A3	3,159,091

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	7/11 at 100.00	N/R	321,550
130	5.000%, 10/01/21	7/11 at 100.00	N/R	82,320
735	5.350%, 10/01/31	7/11 at 100.00	N/R	369,779

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	No Opt. Call	BB+	1,579,952

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	9/11 at 100.00	B	$7,391,561

1,610	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	1,434,607
19,415	Total Oregon			17,725,428
	Pennsylvania – 2.1%

	Allegheny Country Industrial Development Authority, Allegheny County, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
1,500	6.750%, 11/01/24	No Opt. Call	BB	1,585,950
3,200	6.875%, 5/01/30	11/19 at 100.00	BB	3,298,496

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	1,740,571

6,550	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	Ca	6,141,608

5,120	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,082,637

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
2,155	5.125%, 10/15/15	No Opt. Call	N/R	2,173,749
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	4,506,424
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	10,356,776

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
5,975	5.875%, 7/01/31	7/16 at 100.00	N/R	5,040,988
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	3,543,329

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	431,390

1,450	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 18.991%, 8/01/38 (IF) (10)	8/20 at 100.00	AA	1,485,148

6,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.250%, 2/01/35	2/15 at 100.00	N/R	4,820,580

1,020	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	934,045

32,250	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/11 at 100.00	B	27,222,870

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
2,000	5.250%, 6/01/14	7/11 at 100.00	BB	1,899,900
200	5.125%, 6/01/18	7/11 at 100.00	BB	174,632

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
200	6.500%, 1/01/13 (Alternative Minimum Tax)	7/11 at 100.00	CC	128,636
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	7/11 at 100.00	CC	826,965

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	1,009,210

Nuveen Investments	91

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$2,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	No Opt. Call	CCC+		$2,001,880

	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Revenue Bonds, Tender Option Bond Trust 3252:
1,205	21.221%, 2/15/19 (IF)	No Opt. Call	AA–		1,288,025
750	20.715%, 2/15/19 (IF)	No Opt. Call	AA–		770,475

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3		826,630

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	N/R		3,911,189

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
695	5.800%, 5/01/16	No Opt. Call	BBB–		708,879
1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–		1,295,986
985	6.250%, 5/01/33	5/16 at 100.00	BBB–		865,746

500	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/11 at 100.00	N/R		426,890
108,175	Total Pennsylvania				93,499,604
	Puerto Rico – 0.3%

7,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1		6,697,110

20	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax)	6/11 at 100.00	CCC+		16,374

780	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/11 at 100.00	CCC+		617,729

5,375	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2009Q, 5.625%, 7/01/39	7/19 at 100.00	A3	(4)	4,971,929

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB		24,567
13,205	Total Puerto Rico				12,327,709
	Rhode Island – 0.7%

630	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005, 6.750%, 1/15/13	No Opt. Call	N/R		613,028

3,285	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2008, Trust 3210, 21.447%, 10/01/32 (IF)	4/18 at 100.00	AA+		3,902,744

2,635	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3185, 18.848%, 10/01/42 (IF)	4/17 at 100.00	AA+		1,910,006

2,450	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 17.868%, 10/01/26 (IF)	10/16 at 100.00	AA+		1,854,160

8,630	Rhode Island Housing and Mortgage Finance Corporation, Housing Bonds, Rental Housing Program, Series 2006-A1, 4.750%, 10/01/43 – FGIC Insured (Alternative Minimum Tax)	4/16 at 100.00	A+		7,022,921

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A		1,601,336

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,280	6.125%, 6/01/32	6/12 at 100.00	BBB		1,226,637
15,540	6.250%, 6/01/42	6/12 at 100.00	BBB		13,442,722

2,135	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R		1,998,339
38,135	Total Rhode Island				33,571,893

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 0.8%

$5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (5), (6)	11/17 at 100.00	N/R	$3,131,282

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (5), (6)	No Opt. Call	N/R	8,476,833

4,040	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,114,032

3,060	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,693,779

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
975	5.250%, 10/01/26	11/16 at 100.00	N/R	694,863
3,215	5.300%, 10/01/35	11/16 at 100.00	N/R	2,029,372

5,000	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Calhoun School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	N/R	3,950,050

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	895,983
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	773,060

	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A:
70	6.125%, 8/01/23	8/13 at 100.00	BBB+	70,778
2,990	6.250%, 8/01/31	8/13 at 100.00	BBB+	2,962,552

2,005	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	N/R	1,505,795

3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.750%, 8/01/39	8/19 at 100.00	BBB+	2,703,180

1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 (WI/DD, Settling 5/02/11) – AGM Insured	8/21 at 100.00	AA+	1,273,250
46,992	Total South Carolina			34,274,809
	South Dakota – 0.2%

5,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40 (UB)	5/17 at 100.00	AA–	4,685,500

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 3109:
1,250	16.870%, 11/01/40 (IF)	11/19 at 100.00	AA–	1,273,550
250	16.870%, 11/01/40 (IF)	11/19 at 100.00	AA–	254,710
2,905	16.863%, 11/01/40 (IF)	11/19 at 100.00	AA–	2,959,730
9,405	Total South Dakota			9,173,490
	Tennessee – 2.8%

5,065	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 6.000%, 10/01/35	10/15 at 100.00	N/R	4,391,304

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
11,500	6.500%, 7/01/38	7/20 at 100.00	BBB+	11,311,400
4,605	6.000%, 7/01/38	7/20 at 100.00	BBB+	4,241,297

4,635	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	4,007,606

29,880	Maury County Industrial Development Board, Tennessee, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, Saturn Corporation, Series 1994, 6.500%, 9/01/24	9/11 at 100.00	C	29,149,434

Nuveen Investments	93

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$2,015	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	$1,669,327

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	75,150
19,500	5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	976,950

70,478	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	64,706,557

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37 (6)	7/17 at 100.00	N/R	7,722,338
161,418	Total Tennessee			128,251,363
	Texas – 7.5%

1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	1,252,335

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
780	5.250%, 1/01/15 – SYNCORA GTY Insured	No Opt. Call	BB+	754,806
1,000	5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BB+	964,750
1,000	5.250%, 1/01/24 – SYNCORA GTY Insured	No Opt. Call	BB+	845,110

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B:
8,000	5.750%, 1/01/24	1/17 at 100.00	Ba2	7,146,240
22,350	5.750%, 1/01/34	1/17 at 100.00	Ba2	18,589,389

8,255	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/11 at 100.00	N/R	8,212,817

2,330	Bexar County Housing Finance Corporation, Texas, Multifamily Houisng Revenue Bonds, Dymaxion & Marbach Park Apartments, Series 2000A, 6.100%, 8/01/30 – NPFG Insured	8/12 at 100.00	Baa1	2,034,300

1,990	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, America Opportunity for Housing – Colinas LLC Project, Series 2001A, 5.800%, 1/01/31 – NPFG Insured	1/13 at 100.00	Baa1	1,592,756

1,385	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Honey Creek Apartments Project, Series 2000A, 6.200%, 4/01/30 – NPFG Insured	4/12 at 100.00	Baa1	1,321,221

2,590	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Ca	2,209,166

2,105	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	CC	761,294

1,400	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CC	942,760

2,820	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	CC	1,188,997

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	1,554,149

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	653,651

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$18,250	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CC		$17,877,518

1,300	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC		561,379

2,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC		1,705,920

4,500	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	CCC		1,942,200

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB-		4,855,062

	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010:
3,275	0.000%, 1/01/34	No Opt. Call	BBB–		589,271
2,400	0.000%, 1/01/35	No Opt. Call	BBB–		395,832
2,000	0.000%, 1/01/36	No Opt. Call	BBB–		301,360
3,500	0.000%, 1/01/39	No Opt. Call	BBB–		410,130

6,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 6.125%, 12/01/40	12/20 at 100.00	BBB–		5,214,188

5,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	No Opt. Call	BBB–		5,910,740

21,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)	5/15 at 101.00	CCC+		21,407,276

2,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		2,076,450

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
290	6.000%, 2/15/14 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(4)	308,940
895	7.000%, 2/15/24 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(4)	991,946
1,085	7.250%, 2/15/29 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(4)	1,207,138

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
3,670	7.000%, 9/01/25	9/14 at 100.00	N/R		3,578,984
18,760	7.125%, 9/01/34	9/14 at 100.00	N/R		17,737,768

500	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BB+		503,220

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Ba2		2,546,116

1,050	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation, Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)	10/11 at 100.00	BBB		964,698

900	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation, Series 2001, 6.650%, 4/01/32 (Alternative Minimum Tax)	10/11 at 101.00	BBB		902,718

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R		866,949
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R		8,390,233

Nuveen Investments	95

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$4,964	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	10/11 at 100.00	N/R	$4,684,772

	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H:
10,125	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa1	3,092,985
11,000	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	Baa1	3,078,570
3,890	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa1	415,569

12,485	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1	9,050,127

1,050	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G, 5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	Baa1	900,470

	Harris County-Houston Sports Authority, Texas, Senior Lien Special Revenue Bonds, Series 1998A:
880	5.000%, 11/15/25 – NPFG Insured	7/11 at 100.00	Baa1	727,998
830	5.000%, 11/15/28 – NPFG Insured	7/11 at 100.00	Baa1	663,817

3,500	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,146,465

175	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R	176,894

8,755	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	7,004,263

6,660	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	5,995,998

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
1,505	6.750%, 7/01/21 (Alternative Minimum Tax)	7/11 at 101.00	B3	1,479,897
9,350	7.000%, 7/01/29 (Alternative Minimum Tax)	7/11 at 101.00	B3	9,299,323

500	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/11 at 100.00	B3	458,830

2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/11 at 100.00	B3	2,725,450

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	3,497,598

145	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	145,261

4,500	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	BBB	4,539,150

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 2903, 17.536%, 1/01/30 (IF)	1/18 at 100.00	A3	11,380,891

1,600	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,634,000

3,500	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002A., 6.450%, 11/01/30	No Opt. Call	B+	3,476,970

1,500	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 14.669%, 5/15/35 (IF)	11/17 at 100.00	AA–	990,600

3,245	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Tender Option Bond Trust 11857, 17.750%, 5/15/36 (IF)	11/17 at 100.00	AA–	1,922,306

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$5,415	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.466%, 2/15/30 (IF)	2/17 at 100.00	AA–	$3,547,854

2,075	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,023,291

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BBB–	1,401,071

745	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009B, 9.750%, 6/01/27	7/11 at 100.00	N/R	716,422

17,185	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	17,632,841

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A	98,906

5,000	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	5,146,200

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
6,050	7.500%, 6/30/32	6/20 at 100.00	Baa3	6,464,365
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	2,891,312
24,280	7.000%, 6/30/40	6/20 at 100.00	Baa3	24,821,687

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	776,780

9,230	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Cosmos Foundation Inc., Series 2007A, 5.375%, 2/15/37	2/15 at 100.00	BBB	7,505,744

3,640	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,235,159

1,500	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A, 5.500%, 1/01/33 – NPFG Insured	1/12 at 102.00	Baa1	993,675

	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
7,400	0.000%, 8/15/31 – AMBAC Insured	8/12 at 32.81	BBB+	1,785,472
15,000	0.000%, 8/15/36 – AMBAC Insured	8/12 at 24.17	BBB+	2,398,650

	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, Second Tier Series 2002:
50,000	0.000%, 8/15/35 – AMBAC Insured	8/12 at 25.67	BBB+	8,677,500
30,055	0.000%, 8/15/37 – AMBAC Insured	8/12 at 22.71	BBB+	4,447,539

4,055	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23	7/15 at 100.00	Baa3	3,159,048

7,000	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	N/R	6,778,450

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CC	185,452

3,610	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.250%, 11/01/32	11/17 at 100.00	Baa2	3,007,311

500	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	400,895
489,339	Total Texas			339,853,605

Nuveen Investments	97

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 0.5%

$750	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	6/11 at 100.00	N/R	$687,563

2,700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,653,047

2,050	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/11 at 100.00	N/R	2,054,838

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,245	5.550%, 11/15/21	11/16 at 100.00	N/R	1,087,458
200	5.550%, 11/15/26	11/16 at 100.00	N/R	159,860
5,845	5.700%, 11/15/36	11/16 at 100.00	N/R	4,316,006

485	Toole County, Utah, Hazardous Waste Treatment Revenue Bonds, Union Pacific Corporation, Series 1992A, 5.700%, 11/01/26 (Alternative Minimum Tax)	4/12 at 100.00	BBB+	486,116

1,750	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	1,320,393

1,190	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,041,559

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
2,135	8.000%, 7/15/30	7/18 at 102.00	N/R	2,116,020
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	3,759,152

675	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 6.000%, 7/15/37	7/15 at 102.00	N/R	518,184

2,000	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	1,633,560
24,935	Total Utah			21,833,756
	Virgin Islands – 0.4%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,285,297

7,500	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Baa3	7,276,500

750	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	700,448

5,600	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	4,589,424

6,145	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Baa3	5,966,242
21,235	Total Virgin Islands			19,817,911
	Virginia – 1.3%

312	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	299,707

2,469	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 102.00	N/R (4)	2,836,387

2,163	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.750%, 3/01/34	3/14 at 102.00	N/R	1,500,192

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R	3,182,438
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R	9,504,840

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	6/11 at 100.00	B+	$246,399

45	Giles County Industrial Development Authority, Virginia, Solid Waste Faciltiy Revenue Bonds, Hoechst Celanese Corporation Project, Series 1992, 6.625%, 12/01/22 (Alternative Minimum Tax)	7/11 at 100.00	B+	43,135

	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:
25	6.250%, 7/01/11	6/11 at 102.00	N/R	25,029
40	6.350%, 7/01/12	7/11 at 101.00	N/R	40,307
110	6.550%, 7/01/14	7/12 at 100.00	N/R	110,618
45	6.625%, 7/01/15	7/12 at 100.00	N/R	45,170

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA+	890,306
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA+	435,512
6,060	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA+	1,517,242
7,245	0.000%, 10/01/33 – AGC Insured	No Opt. Call	AA+	1,693,012
8,060	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA+	1,706,221
1,300	0.000%, 10/01/35 – AGC Insured	No Opt. Call	AA+	255,125

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	2,949,083

10,250	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured (UB)	7/20 at 100.00	AA+	9,745,393

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	613,205

10,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	Baa3	5,806,400

962	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	901,394

13,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	13,578,370
87,021	Total Virginia			57,925,485
	Washington – 1.1%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (10)	6/19 at 100.00	AA	1,627,235

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
2,500	18.924%, 6/01/39 (IF) (10)	6/19 at 100.00	AA	2,603,500
750	18.924%, 6/01/39 (IF) (10)	6/19 at 100.00	AA	781,050

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,760	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,396,507
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,684,729

24,220	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	4/12 at 100.00	N/R	23,362,612

2,150	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,514,159

Nuveen Investments	99

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
$1,655	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R		$1,134,982
6,290	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R		4,096,237

7,710	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax) (5), (6)	12/17 at 100.00	N/R		1,927,500

3,545	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180, 19.215%, 4/01/16 (IF) (10)	No Opt. Call	Aa3		3,375,407

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
3,125	18.406%, 10/01/39 (IF) (10)	4/20 at 100.00	AA		2,221,500
1,000	17.614%, 10/01/39 (IF) (10)	4/20 at 100.00	AA		572,000

4,495	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Refunding Series 2007C, 5.500%, 8/15/42 – RAAI Insured	8/17 at 100.00	BBB		3,822,728
63,105	Total Washington				50,120,146
	West Virginia – 1.0%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB		339,414

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R		1,566,963

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
21,165	6.500%, 10/01/38	10/18 at 100.00	N/R		18,962,782
28,275	6.750%, 10/01/43	10/18 at 100.00	N/R		26,040,710
51,480	Total West Virginia				46,909,869
	Wisconsin – 1.0%

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(4)	559,125

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R		8,095,945

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22	8/15 at 102.00	N/R		255,297

1,070	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	7/11 at 100.00	A3		1,050,997

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	No Opt. Call	Baa2		1,129,916

5,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 18.802%, 8/15/37 (IF) (10)	2/20 at 100.00	AA–		4,024,440

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		1,961,055

2,205	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.585%, 4/01/17 (IF) (10)	No Opt. Call	AA–		1,503,457

5,425	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Healthcare Inc., Tender Option Bond Trust 09-3114, 15.854%, 2/15/32 – NPFG Insured (IF)	2/12 at 101.00	A+		3,794,679

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
$790	5.000%, 4/01/13	No Opt. Call	N/R	$780,172
875	6.125%, 4/01/24	4/14 at 100.00	N/R	834,216
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R	903,880

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1	480,760

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB	2,721,943

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–	2,363,582

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
1,335	14.082%, 8/15/26 (IF)	8/16 at 100.00	BBB+	798,864
9,750	14.082%, 8/15/30 (IF)	8/16 at 100.00	BBB+	4,906,980
3,535	14.575%, 8/15/31 (IF)	8/16 at 100.00	BBB+	1,862,122
3,750	14.585%, 8/15/34 (IF)	8/16 at 100.00	BBB+	1,658,240

7,855	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/26	8/16 at 100.00	BBB+	7,066,347
	5.125%, 8/15/26 (UB)
62,555	Total Wisconsin			46,752,017
	Wyoming – 0.1%

3,950	Wyoming Community Development Authority, Housing Revenue Bonds, Tender Option Bond Trust 3715, 18.575%, 12/01/15 (IF) (10)	No Opt. Call	AA+	3,118,288
5,975,144	Total Municipal Bonds (cost $5,179,022,170) – 101.2%			4,570,610,870

Shares	Description (1)			Value
	Common Stocks – 0.0%

	Containers & Packaging – 0.0%

25,761	Smurfit Stone Container Corporation (12)			$991,283
	Total Common Stocks (cost $991,283)			991,283
	Total Investments (cost $5,179,022,270) – 101.2%			4,571,602,153
	Floating Rate Obligations – (4.1)%			(183,484,000)
	Other Assets Less Liabilities – 2.9% (13)			130,966,650
	Net Assets – 100%			$4,519,084,803
Investments in Derivatives

Forward Swaps outstanding at April 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$56,000,000	Receive	3-Month USD-LIBOR	4.720%	Semi-Annually	5/25/11	5/25/40	$(5,221,182)
JPMorgan	64,000,000	Receive	3-Month USD-LIBOR	4.783	Semi-Annually	5/05/11	5/05/40	(6,817,222)
Morgan Stanley	20,000,000	Receive	3-Month USD-LIBOR	3.903	Semi-Annually	8/26/11	8/26/40	1,146,544
Morgan Stanley	42,600,000	Receive	3-Month USD-LIBOR	4.479	Semi-Annually	5/11/12	5/11/41	(523,747)
Morgan Stanley	38,000,000	Receive	3-Month USD-LIBOR	4.721	Semi-Annually	3/09/12	3/09/35	(2,233,702)
								$(13,649,309)

Nuveen Investments	101

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2011

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	On February 8, 2011, the Fund’s Adviser directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Effective March 1, 2011, the Fund’s custodian will resume accruing income at an annual interest rate of 4.50% through September 1, 2011.

(8)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(10)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in derivatives and/or inverse floating rate transactions.

(11)	Principal Amount (000) rounds to less than $1,000.

(12)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.45%, Maturity 3/01/24, as described in Footnote 5 above.

(13)	Other Assets Less Liabilities includes the Value and/or the Net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

(14)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

DD1	Investment, or portion of investment, purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

102	Nuveen Investments

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona – 1.6%

$45	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA+		$49,929

10	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	Aa2		10,719

25	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/19	No Opt. Call	A		25,684
80	Total Arizona				86,332
	Arkansas – 0.4%

20	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 – NPFG Insured	No Opt. Call	Baa1		21,675
	California – 11.9%

80	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – NPFG Insured	10/11 at 100.00	A		77,470

5	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	Aa3	(4)	5,302

100	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/16	No Opt. Call	AA–		115,107

90	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A		80,424

50	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A		51,308

50	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 – NPFG Insured (Alternative Minimum Tax)	10/11 at 102.00	A3		51,040

60	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 1993E, 5.500%, 6/01/15	No Opt. Call	A2		63,084

75	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1		80,229

50	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA		50,616

50	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	9/11 at 100.00	A3		49,491
610	Total California				624,071
	Colorado – 1.5%

80	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Baa1		40,608

35	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 – AGC Insured	12/19 at 100.00	AA+		38,266
115	Total Colorado				78,874
	District of Columbia – 4.8%

50	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB		49,080

80	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D, 5.000%, 12/01/16	No Opt. Call	AAA		93,613

100	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/16 – AMBAC Insured	No Opt. Call	A1		111,420
230	Total District of Columbia				254,113

Nuveen Investments	103

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 4.3%

$100	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA–	$109,677

75	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	72,687

15	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A	16,257

25	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/18 – AMBAC Insured	10/12 at 100.00	N/R	25,378
215	Total Florida			223,999
	Georgia – 2.1%

35	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	36,184

40	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993, 5.500%, 10/01/18 – NPFG Insured	No Opt. Call	Baa1	43,388

5	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/19	12/14 at 100.00	BBB–	5,013

20	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	23,467
100	Total Georgia			108,052
	Idaho – 0.2%

10	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	11,084
	Illinois – 8.6%

55	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	52,750

15	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	16,481

50	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 1997A, 5.000%, 7/01/24 – NPFG Insured	7/11 at 100.00	Baa1	46,195

55	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa3	55,338

60	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/27 – AMBAC Insured	8/11 at 100.00	BBB	53,306

100	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A+	105,350

155	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1992A, 0.000%, 6/15/17 – FGIC Insured	No Opt. Call	A2	120,444
490	Total Illinois			449,864
	Kentucky – 1.9%

100	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	102,572
	Louisiana – 0.8%

15	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	14,664

25	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29 (Mandatory put 8/01/20)	8/20 at 100.00	BBB–	25,466
40	Total Louisiana			40,130

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.8%

$40	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	7/11 at 100.00	N/R	$39,995
	Massachusetts – 2.3%

100	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A	99,865

20	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured	No Opt. Call	Aa1	22,080
120	Total Massachusetts			121,945
	Michigan – 5.9%

85	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	95,487

50	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 1.350%, 11/15/47 (Mandatory put 4/01/13)	No Opt. Call	Aa1	50,180

50	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.000%, 11/15/20	11/19 at 100.00	A1	51,243

100	Michigan, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	114,850
285	Total Michigan			311,760
	Minnesota – 0.8%

40	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2	43,358
	Nebraska – 0.7%

35	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 12/01/14	No Opt. Call	Ba3	36,817
	Nevada – 0.6%

30	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13	9/12 at 101.00	BBB	31,156
	New Jersey – 6.8%

50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.000%, 6/15/13 – FGIC Insured	No Opt. Call	BBB	51,721

70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	73,718

70	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+	76,077

35	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+	38,722

40	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A+	47,070

60	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BBB	50,726

20	Union County Utilities Authority, New Jersey, Solid Waste Facility Subordinate Lease Revenue Bonds, Ogden Martin Systems of Union Inc., Series 1998A, 5.350%, 6/01/23 – AMBAC Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa3	19,561
345	Total New Jersey			357,595
	New York – 8.0%

55	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	57,449

50	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A–	55,139

Nuveen Investments	105

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$100	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	$100,269

70	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A	77,835

5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	11/14 at 100.00	AA+	5,365

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
45	5.500%, 6/01/19	No Opt. Call	AA–	47,994
50	5.500%, 6/01/21	6/13 at 100.00	AA–	53,177

20	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16	No Opt. Call	AAA	23,345
395	Total New York			420,573
	North Carolina – 3.6%

50	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	43,614

60	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22	No Opt. Call	A–	69,883

75	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA+	78,356
185	Total North Carolina			191,853
	Ohio – 6.7%

100	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3	112,851

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
50	5.000%, 6/01/16	No Opt. Call	BBB	50,620
15	5.000%, 6/01/17	No Opt. Call	BBB	14,953

100	Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%, 1/01/31 – AGM Insured	7/11 at 100.00	AA+	93,742

30	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	34,540

15	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	15,470

25	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	29,080
335	Total Ohio			351,256
	Oregon – 0.5%

25	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.250%, 7/01/22 – NPFG Insured	1/13 at 100.00	A1	25,426
	Pennsylvania – 3.6%

100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	104,870

70	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	82,893
170	Total Pennsylvania			187,763
	South Carolina – 1.9%

80	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured	No Opt. Call	Baa1	97,778

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 3.0%

$100	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA+	$109,283

25	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/15	No Opt. Call	AA	27,677

20	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.000%, 9/01/13	No Opt. Call	Ba3	21,068
145	Total Tennessee			158,028
	Texas – 7.0%

75	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	74,363

50	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	Baa1	22,694

30	Houston, Texas, General Obligation Public Improvement Refunding Bonds, Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	34,302

15	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1995, 4.000%, 10/15/15 – NPFG Insured	10/13 at 101.00	A3	15,420

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	102,606

100	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	Aaa	117,317
370	Total Texas			366,702
	Washington – 4.4%

100	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A	107,386

75	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/29 – NPFG Insured (Alternative Minimum Tax)	7/11 at 100.00	Baa1	74,786

50	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 5.500%, 6/01/12	No Opt. Call	BBB	51,257
225	Total Washington			233,429
	Wisconsin – 2.5%

75	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30	10/11 at 101.00	AA–	75,062

30	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	34,311

20	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA	22,567
125	Total Wisconsin			131,940
$4,960	Total Investments (cost $4,985,499) – 97.2%			5,108,140
	Other Assets Less Liabilities – 2.8% (5)			146,831
	Net Assets – 100%			$5,254,971

Nuveen Investments	107

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2011

Investments in Derivatives

Forward Swaps outstanding at April 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$3,000,000	Receive	CPURNSA	2.443%	3/20/17	(7)	3/19/12	3/19/17	$29,942
Morgan Stanley	2,000,000	Receive	CPURNSA	2.730	3/20/22	(7)	3/19/12	3/19/22	20,076
									$50,018

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Other Assets Less Liabilities includes the Value and/or the Net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(7)	Fixed Rate Payment is due one business day after contract Termination Date.

N/R	Not rated.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted.

See accompanying notes to financial statements.

108	Nuveen Investments

Portfolio of Investments

Nuveen Insured Municipal Bond Fund

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 1.2%

$12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – NPFG Insured	8/12 at 77.49	Baa1	$8,913,062
	Arizona – 0.9%

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – NPFG Insured	7/14 at 100.00	AA+	1,047,100

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	5,077,260

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA+	954,570
8,000	Total Arizona			7,078,930
	Arkansas – 0.3%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – NPFG Insured	11/14 at 100.00	Aa2	2,065,280
	California – 15.8%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–	1,291,848

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	11,454

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – NPFG Insured	12/14 at 100.00	AAA	1,044,846

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	983,490

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	952,370

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	3,664,961

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,085,210

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	A2	4,745,150

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	2,276,010

4,500	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	4,424,220

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,231,985

6,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	5,125,140

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,213,992

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA+	962,617

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA+	6,189,600

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	A+	5,048,517

Nuveen Investments	109

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	7/11 at 100.00	BBB	(4)	$15,402,200

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		11,036,500

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	BBB		1,678,610

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA		2,610,100

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – AGM Insured	5/15 at 100.00	AA+		10,081,100

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+		1,498,110

6,995	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A1		6,461,282

2,405	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/24 – AGM Insured	6/17 at 100.00	AA+		2,074,264

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	Baa1		3,024,511
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1		7,824,420

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+		5,825,568

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA		3,544,806

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – NPFG Insured	10/12 at 100.00	AA–		5,009,650

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+		1,868,720
175,875	Total California				122,191,251
	Colorado – 1.6%

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A		2,027,029

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa1		3,114,600

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa		1,103,158

2,785	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2004A, 5.000%, 12/01/23 – NPFG Insured	12/14 at 100.00	Aa2		2,947,978

2,000	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+		1,978,300

1,390	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2		1,442,334
24,410	Total Colorado				12,613,399
	Connecticut – 0.8%

3,475	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA		3,537,307

2,125	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA		2,242,895
5,600	Total Connecticut				5,780,202

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida – 4.3%

$3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – AGM Insured (Alternative Minimum Tax)	8/11 at 100.00	AA+		$3,930,904

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	7/11 at 102.00	AA+		6,019,946

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		3,557,750
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		6,381,623

10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA+		10,010,500

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
780	5.550%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+		781,170
2,505	5.750%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+		2,505,852
33,045	Total Florida				33,187,745
	Georgia – 4.6%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2		2,018,680

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+		7,040,320

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University, Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3		5,068,172

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3		1,310,550
2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3		2,584,247
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3		2,337,593

11,075	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA+		11,092,609

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – SYNCORA GTY Insured	7/13 at 100.00	Aa3		2,335,388

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2		964,640

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA+		975,610
35,460	Total Georgia				35,727,809
	Hawaii – 1.3%

5,795	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 – AGM Insured	2/12 at 100.00	AA+		5,974,703

4,205	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 (Pre-refunded 2/01/12) – AGM Insured	2/12 at 100.00	AA+	(4)	4,370,467
10,000	Total Hawaii				10,345,170
	Idaho – 0.5%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2		1,056,290
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2		1,115,204

Nuveen Investments	111

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Idaho (continued)

$1,775	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.500%, 7/01/38	7/19 at 100.00	Aaa		$1,808,761
3,840	Total Idaho				3,980,255
	Illinois – 4.2%

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.206%, 6/01/14 (IF)	No Opt. Call	AAA		3,931,498

8,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.50	AA–		8,050,640

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		2,965,361

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A1		3,026,820

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – NPFG Insured	6/11 at 100.00	Baa1		310,834

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA		4,453,098

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	BBB	(4)	2,005,373

13,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		1,305,200

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA		1,963,600

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A2		4,614,054
54,930	Total Illinois				32,626,478
	Indiana – 6.0%

	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2001:
3,190	5.500%, 1/15/21 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AA–	(4)	3,225,409
8,605	5.500%, 1/15/26 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AA–	(4)	8,700,516

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – NPFG Insured	7/12 at 100.00	AA+	(4)	4,229,320

4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		3,749,593

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+		3,563,245

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+	(4)	12,570,444
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+	(4)	6,419,736

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	3,171,990

1,005	St. Joseph County, Indiana, Economic Development Revenue Bonds, St. Mary’s College, Series 2002, 5.375%, 4/01/22 (Pre-refunded 4/01/12) – NPFG Insured	4/12 at 100.00	A–	(4)	1,051,793
45,330	Total Indiana				46,682,046

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kansas – 1.6%

$6,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA		$5,769,900

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA		3,154,751

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – AGM Insured	9/14 at 101.00	AA+		3,204,703
12,200	Total Kansas				12,129,354
	Louisiana – 2.3%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+		3,233,182

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,444,370

2,600	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1		2,637,310

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+		9,661,900
18,305	Total Louisiana				17,976,762
	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		919,947
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		1,517,758
2,800	Total Maryland				2,437,705
	Massachusetts – 2.3%

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.536%, 7/01/29 (IF)	7/19 at 100.00	AA		6,023,960

425	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.00	N/R		413,466

8,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	8,904,320

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.300%, 8/01/38 (IF)	8/19 at 100.00	AAA		2,542,138
17,425	Total Massachusetts				17,883,884
	Michigan – 3.6%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+		7,215,894

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2		8,644,543

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	BB		2,729,703

1,720	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 100.00	AA		1,720,000

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		1,875,240

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A2		5,595,739
32,875	Total Michigan				27,781,119

Nuveen Investments	113

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.7%

$5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA+	$5,293,700
	Missouri – 2.6%

7,600	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+	7,978,556

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.600%, 5/15/17 (IF)	No Opt. Call	AAA	4,805,163

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGM Insured	No Opt. Call	AA+	1,306,950
7,000	0.000%, 7/15/32 – AGM Insured	No Opt. Call	AA+	1,694,770
6,250	0.000%, 7/15/33 – AGM Insured	No Opt. Call	AA+	1,412,250
7,000	0.000%, 7/15/34 – AGM Insured	No Opt. Call	AA+	1,472,660
6,000	0.000%, 7/15/35 – AGM Insured	No Opt. Call	AA+	1,174,740
2,000	0.000%, 7/15/36 – AGM Insured	No Opt. Call	AA+	363,420
45,305	Total Missouri			20,208,509
	Nevada – 1.2%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	6/11 at 101.00	BBB+	3,626,088

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3	2,014,400

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
4,070	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	N/R	819,128
2,000	5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	N/R	501,560

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	BBB+	1,897,581
13,795	Total Nevada			8,858,757
	New Hampshire – 0.5%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 13.891%, 6/01/39 (IF) (6)	6/19 at 100.00	AA+	3,678,101
	New Jersey – 3.0%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,803,223
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,794,312

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	2,324,322

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	6,887,335
4,000	5.000%, 1/01/23 – AGM Insured	7/13 at 100.00	AA+	4,101,920

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA+	3,148,380
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	3,403,046
22,515	Total New Jersey			23,462,538
	New Mexico – 0.9%

2,585	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/20 – AGM Insured	5/19 at 100.00	AA+	2,921,102

4,230	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/23 – AGM Insured	7/14 at 100.00	AA+	4,342,307
6,815	Total New Mexico			7,263,409

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York – 4.3%

$1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB		$1,926,906

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA+		5,040,276

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA		1,772,609

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.326%, 2/15/33 (IF)	2/19 at 100.00	AAA		2,016,860
2,335	13.315%, 2/15/33 (IF)	2/19 at 100.00	AAA		2,354,684

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		3,086,017

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A		4,574,332

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+		777,691

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA		5,122,200

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	AA		135,679

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA		1,088,623

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA		2,804,397
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA		1,585,781
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA		1,031,410
33,545	Total New York				33,317,465
	North Carolina – 0.6%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.305%, 7/01/38 (IF) (6)	7/20 at 100.00	AAA		1,907,893

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA		3,035,040
4,780	Total North Carolina				4,942,933
	North Dakota – 0.7%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	A	(4)	5,253,650
	Ohio – 3.0%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
130	5.125%, 6/01/24	6/17 at 100.00	Baa3		100,446
1,420	5.875%, 6/01/30	6/17 at 100.00	Baa3		1,024,729
1,370	5.750%, 6/01/34	6/17 at 100.00	Baa3		943,930
3,145	5.875%, 6/01/47	6/17 at 100.00	Baa3		2,121,900

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – AGM Insured	6/14 at 100.00	AA+		1,050,720

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	BBB+		2,553,075

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		7,354,529

Nuveen Investments	115

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA+		$2,337,171

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2	(4)	2,934,175

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa		2,726,460
25,950	Total Ohio				23,147,135
	Oklahoma – 0.1%

1,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A		939,290
	Oregon – 0.9%

1,000	Ontario Hospital Facility Authority, Oregon, Revenue Bonds, Trinity Health Group, Series 2010E, 5.000%, 12/01/37	12/20 at 100.00	AA		967,120

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA		2,854,425

3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA		3,095,130
6,500	Total Oregon				6,916,675
	Pennsylvania – 4.7%

1,000	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+		987,920

710	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA		714,310

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		1,085,175

12,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+		9,506,280

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AA+		5,090,954

7,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA+		6,800,920

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010:
2,400	5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA+		2,403,336
1,500	5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+		1,429,740

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A1		2,618,544

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2		5,367,804
38,270	Total Pennsylvania				36,004,983
	Puerto Rico – 1.9%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 – FGIC Insured	7/13 at 100.00	A3		1,267,300

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
840	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA+		921,917
2,550	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA+		2,829,480
3,000	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA+		3,291,210
3,440	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA+		3,748,706
2,250	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA+		2,435,063
13,330	Total Puerto Rico				14,493,676

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Rhode Island – 0.1%

$635	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – NPFG Insured	7/11 at 100.00	Baa1		$636,702
	South Carolina – 1.7%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	Baa1		2,182,106

3,785	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – AGM Insured	4/12 at 100.00	AA+		3,749,307

6,565	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 (Pre-refunded 4/15/12) – AGM Insured	4/12 at 100.00	AA+	(4)	6,871,848
12,455	Total South Carolina				12,803,261
	Tennessee – 1.7%

10,000	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2		9,302,100

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+		744,120
755	5.000%, 7/01/17	7/16 at 100.00	BBB+		765,932
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+		1,383,424

135	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	9/11 at 100.00	A2		135,177

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA+		1,024,820
14,210	Total Tennessee				13,355,573
	Texas – 9.0%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+		5,289,979

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
8,000	5.625%, 11/01/26 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		8,029,200
3,855	5.500%, 11/01/31 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		3,857,352

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A1		4,698,850

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	Baa1		4,287,950
6,500	5.250%, 11/15/22 – NPFG Insured	11/11 at 100.00	Baa1		5,494,710
6,800	5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	Baa1		5,186,428
2,500	5.375%, 11/15/41 – NPFG Insured	11/11 at 100.00	Baa1		1,831,500

3,755	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – NPFG Insured	3/12 at 100.00	AA		3,824,430

1,255	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 (Pre-refunded 3/01/12) – NPFG Insured	3/12 at 100.00	Aa2	(4)	1,304,397

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AA		1,271,801

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–		9,063,501

20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	BBB+		15,087,000
78,165	Total Texas				69,227,098

Nuveen Investments	117

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Utah – 1.7%

$5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	11/11 at 100.00	A		$5,008,900

6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		5,905,170

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/29 – NPFG Insured	6/17 at 55.29	Aa3		2,401,428
18,165	Total Utah				13,315,498
	Vermont – 0.0%

190	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – AGM Insured	11/11 at 100.00	AA+		192,314
	Washington – 7.3%

3,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – NPFG Insured (Alternative Minimum Tax)	7/11 at 101.00	AA		2,954,400

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		4,839,509

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/18 – NPFG Insured	7/12 at 100.00	Aaa		10,533,300

7,000	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	No Opt. Call	AAA		7,061,390

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.326%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+		2,343,756

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	A1		6,042,600

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – NPFG Insured (Alternative Minimum Tax)	7/11 at 100.00	Baa1		7,477,093

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	9/11 at 100.00	Baa1		8,782,722

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	A1		1,839,924

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Bonds, Refunding Series 2002, 5.500%, 12/01/22 – FGIC Insured	6/12 at 100.00	AA		1,034,010

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.285%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+		3,719,592
55,745	Total Washington				56,628,296
	Wisconsin – 1.3%

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A		2,536,620

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A+		1,656,039

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – NPFG Insured	5/13 at 100.00	AA	(4)	5,437,394
8,650	Total Wisconsin				9,630,053
$907,675	Total Investments (cost $784,414,006) – 99.5%				768,970,067
	Floating Rate Obligations – (1.0)%				(7,495,000)
	Other Assets Less Liabilities – 1.5%				11,709,174
	Net Assets – 100%				$773,184,241

118	Nuveen Investments

During the fiscal year ended April 30, 2011, the Fund invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	119

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.2%

$7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	Aa1		$7,604,424

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2		3,139,140
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2		2,259,543

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
750	5.000%, 11/15/12	No Opt. Call	A3		775,028
820	5.000%, 11/15/15	No Opt. Call	A3		861,853
2,925	5.000%, 11/15/16	11/15 at 100.00	A3		3,026,702

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
10,000	5.250%, 1/01/12	No Opt. Call	BBB–		9,917,000
7,000	5.250%, 1/01/13	No Opt. Call	BBB–		6,760,180
10,000	5.250%, 1/01/14	No Opt. Call	BBB–		9,528,300

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA		9,793,648

1,645	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/14	No Opt. Call	A–		1,742,351
55,150	Total Alabama				55,408,169
	Arizona – 2.5%

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A		2,801,048
1,000	5.000%, 4/01/17	4/14 at 100.00	A		1,036,370

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
5,000	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA+		5,508,300
5,000	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+		5,474,950
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA+		6,568,172
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA+		7,929,150

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A2	(4)	6,594,660

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,813,709

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	N/R	(4)	3,064,964

9,720	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+		8,911,782

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–		1,200,828

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – NPFG Insured	12/13 at 100.00	Aa2		11,941,050
60,795	Total Arizona				63,844,983
	Arkansas – 1.4%

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA+		1,556,231

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA+		7,668,364
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA+		7,287,221

6,875	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006, 4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA		7,320,844

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
$1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A	$1,376,222
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A	1,095,090

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	607,292
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,181,291
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,228,881
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,276,748

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,353,922
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,049,970
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,213,313
31,640	Total Arkansas			34,215,389
	California – 8.0%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
3,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,196,470
10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,642,400

7,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA–	8,661,225

2,620	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA–	2,888,393

3,845	California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 1994A, 5.000%, 7/01/14 – AMBAC Insured	7/11 at 100.00	A	3,852,536

7,680	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	7,880,832

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:
8,075	5.500%, 6/01/14	12/13 at 100.00	A2	8,658,500
3,940	5.500%, 6/01/17	12/13 at 100.00	A2	4,158,473

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
1,670	5.250%, 7/01/11	No Opt. Call	BBB	1,674,826
750	5.250%, 7/01/13	No Opt. Call	BBB	768,180
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB	1,066,368

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA-	9,113,100

	California, Economic Recovery Revenue Bonds, Series 2004A:
10,000	5.250%, 7/01/13	No Opt. Call	Aa3	10,887,100
5,805	5.250%, 7/01/14	No Opt. Call	Aa3	6,502,703

1,710	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	AAA	1,945,262

10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – NPFG Insured	2/13 at 100.00	A1	11,547,962

6,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	Aa3	6,760,800

11,965	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call A1		12,365,588

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA	996,677

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	A	2,180,607
4,095	0.000%, 11/01/28	11/21 at 56.33	A	984,561

Nuveen Investments	121

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$630	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		$682,259

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,500	5.000%, 6/01/17	No Opt. Call	BBB		7,476,300
9,345	4.500%, 6/01/27	6/17 at 100.00	BBB–		7,014,077

5,000	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R		5,307,800

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA+	(4)	5,490,100

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	No Opt. Call	AA+		2,350,603
2,145	5.000%, 9/01/22 – AMBAC Insured	No Opt. Call	AA+		2,248,668
2,000	5.000%, 9/01/23 – AMBAC Insured	No Opt. Call	AA+		2,082,020

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A		10,138,500

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A		10,138,500

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/11 at 100.00	A2		5,807,640

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+		4,384,720

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA+		1,004,947
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA+		1,079,218
4,075	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA+		1,943,123

	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B:
2,115	0.000%, 10/01/34	No Opt. Call	A–		277,615
2,000	0.000%, 10/01/36	No Opt. Call	A–		214,380

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A		4,564,150

2,005	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa1		2,125,280

100	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.700%, 6/01/11 (ETM)	No Opt. Call	AAA		100,396

8,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – AGM Insured	5/13 at 101.00	AA+		8,576,720

205	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	9/11 at 100.00	Baa1		201,189
214,570	Total California				199,940,768
	Colorado – 2.4%

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		16,946,464

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB		6,463,868

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
$1,000	5.000%, 6/01/16	No Opt. Call	A–		$1,052,650
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		1,040,090

10,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+		10,766,000

9,915	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		10,106,459

5,775	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(4)	6,355,272

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	Baa1		4,759,050

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	Baa1		1,389,100

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3		893,227
67,220	Total Colorado				59,772,180
	Connecticut – 0.1%

3,460	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/11 at 100.00	BBB		3,459,654
	District of Columbia – 1.8%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
3,550	5.800%, 5/15/13	5/11 at 101.00	BBB		3,590,257
3,730	5.875%, 5/15/14	5/11 at 101.00	BBB		3,770,993
7,725	6.250%, 5/15/24	5/11 at 101.00	BBB		7,406,035
2,920	6.500%, 5/15/33	No Opt. Call	BBB		2,866,272

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AA+		11,982,282

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	Aa2		12,302,971

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	A		481,244
1,715	6.500%, 10/01/23	10/19 at 100.00	A		1,910,304
825	6.500%, 10/01/24	10/19 at 100.00	A		903,953
42,480	Total District of Columbia				45,214,311
	Florida – 6.2%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	Aa3		5,038,500

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,380	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		13,109,058
33,060	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		34,841,931

5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17	6/12 at 101.00	AAA		5,278,000

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – AGM Insured	7/13 at 101.00	AA+		8,249,117

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	Aa2		7,911,753

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	A2		5,339,000

Nuveen Investments	123

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$560	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	A2		$547,506

6,475	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A2		5,751,095

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3		4,858,000

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquistion, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	Aa3		1,666,744
1,975	5.000%, 4/01/21	4/20 at 100.00	Aa3		2,076,930
5,000	5.250%, 4/01/30	4/20 at 100.00	Aa3		4,946,600

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	6,218,855

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,422,199

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – NPFG Insured	No Opt. Call	A		8,216,790

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	Aa3		10,460,783

21,055	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA		20,617,056

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AA+		6,319,435
150,750	Total Florida				155,869,352
	Georgia – 0.5%

10,000	Appling County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Hatch Plant Project, Series 2006, 4.400%, 7/01/16 (Mandatory put 7/01/11) – AMBAC Insured	7/11 at 100.00	A		10,062,500

2,275	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R		2,307,669

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB–		1,039,700
13,275	Total Georgia				13,409,869
	Idaho – 0.1%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BBB–		464,454
1,300	5.250%, 9/01/20	9/16 at 100.00	BBB–		1,290,159
1,750	Total Idaho				1,754,613
	Illinois – 7.8%

17,500	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		18,513,775

4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.206%, 6/01/14 (IF)	No Opt. Call	AAA		5,204,667

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R	(4)	9,861,215

7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	7/11 at 100.00	AA		7,026,053

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.50	AA–		$10,066,600

20,000	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA		21,152,400

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA		6,630,260

1,850	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	4/17 at 100.00	Baa2		1,713,822

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB		4,977,950

600	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.250%, 5/15/12 (ETM)	No Opt. Call	Aaa		629,724

405	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa3		407,491

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	8/13 at 100.00	AA–		7,914,473

50	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/13	No Opt. Call	A+		52,293

410	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A+		439,016

	Illinois State, General Obligation Bonds, Refunding Series 2010:
220	5.000%, 1/01/16	No Opt. Call	A+		235,569
1,040	5.000%, 1/01/18	No Opt. Call	A+		1,104,074
5,900	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA+		6,226,329
16,875	5.000%, 1/01/19	No Opt. Call	A+		17,695,294

2,505	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/18	No Opt. Call	A+		2,573,437

	Illinois State, General Obligation Bonds, Series 2006A:
800	5.000%, 6/01/16	No Opt. Call	A+		858,056
1,000	5.000%, 6/01/17	No Opt. Call	A+		1,065,940
10,000	5.000%, 6/01/18	No Opt. Call	A+		10,599,600

1,000	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A+		970,330

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A+		916,220

1,760	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.000%, 10/01/16 – NPFG Insured	10/12 at 100.00	A+		1,796,274

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+		12,378,508
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+		7,649,244

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – NPFG Insured	6/12 at 101.00	AAA		23,016,330

1,873	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call N/R			1,787,685

11,250	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB+		11,170,913
182,193	Total Illinois				194,633,542
	Indiana – 0.8%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/11 at 100.00	BBB		2,753,910

2,575	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Methodist Hospital of Indiana Inc., Series 1992A, 5.750%, 9/01/11 – AMBAC Insured (ETM)	7/11 at 100.00	N/R	(4)	2,613,934

Nuveen Investments	125

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

$2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	A+		$3,164,252

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A+		5,503,550

2,750	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	Baa1		3,037,210

1,685	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/11 at 100.00	N/R	(4)	2,073,662

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (5)	2/15 at 100.00	N/R		1,353,558
23,020	Total Indiana				20,500,076
	Iowa – 0.4%

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BB+		1,265,580
2,235	5.250%, 7/01/14	No Opt. Call	BB+		2,163,279
4,460	5.250%, 7/01/15	No Opt. Call	BB+		4,288,513
2,000	5.250%, 7/01/16	No Opt. Call	BB+		1,904,940
820	5.000%, 7/01/19	7/16 at 100.00	BB+		715,909

50	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/11 (ETM)	No Opt. Call	AAA		50,196

90	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/13 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		91,317
10,945	Total Iowa				10,479,734
	Kansas – 0.4%

2,100	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III, 5.000%, 11/15/34	11/19 at 100.00	A+		1,991,430

3,760	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		3,799,743

5,590	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R		3,096,692
11,450	Total Kansas				8,887,865
	Kentucky – 1.2%

6,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA+		6,409,094

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3		23,428,412
26,845	Total Kentucky				29,837,506
	Louisiana – 3.6%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
11,775	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	A–		11,809,854
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	A–		9,516,150
12,180	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–		13,011,772

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa		11,661,268

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

$2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5)	12/17 at 100.00	N/R		$1,207,180

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,000	5.000%, 5/15/16	No Opt. Call	Baa1		2,042,200
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1		5,031,125

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,745	5.250%, 5/01/18 – FGIC Insured	5/15 at 100.00	Aa1		3,025,402
5,500	5.000%, 5/01/24 – FGIC Insured	5/15 at 100.00	Aa1		5,758,720
7,220	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1		7,475,299

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – AGM Insured	7/11 at 100.00	AA+		5,039,809

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A		2,490,168

12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	A–		11,818,559
88,210	Total Louisiana				89,887,506
	Maryland – 0.1%

610	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/11 at 100.00	Aa2		611,098

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3		230,103

2,000	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A		2,035,080
2,860	Total Maryland				2,876,281
	Massachusetts – 5.8%

3,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	Aa1		4,200,280

8,140	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AAA		8,599,666

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA		11,858,200

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
2,210	5.000%, 10/01/17	No Opt. Call	N/R		2,042,438
515	5.000%, 10/01/18	10/17 at 100.00	N/R		465,539

470	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R	(4)	490,600

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	6/11 at 100.00	A–		1,500,030
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	6/11 at 100.00	A–		1,829,818

1,465	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	N/R		1,068,190

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	Aa1		11,494,500

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1	(4)	13,393,000

Nuveen Investments	127

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	Aa1	(4)	$7,708,166

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+	(4)	11,375,400

29,290	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+		35,083,852

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
20,835	5.000%, 12/15/12 – AGM Insured	No Opt. Call	AAA		22,225,320
12,000	5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA		13,197,600
131,290	Total Massachusetts				146,532,599
	Michigan – 3.8%

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – AGM Insured	7/16 at 100.00	AA+		9,641,332

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	BB		6,944,350

10,850	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – NPFG Insured	1/12 at 100.00	A		11,056,042

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		7,589,550

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		7,108,092

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+		1,078,974

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A		2,071,500
3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,607,025

1,250	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R		1,232,275

8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA+		8,973,585

3,505	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – AGM Insured	10/13 at 100.00	AA+		3,784,839

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+		1,616,775

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	BBB–		1,057,612
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB–		1,225,690
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB–		1,281,588

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A		1,521,156

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa2		5,252,889
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa2		5,164,576
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa2		4,062,396

1,485	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	A–		1,504,647

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A		8,537,520
92,400	Total Michigan				94,312,413

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota – 1.1%

$9,275	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1	$10,201,665

1,000	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993B, 8.500%, 9/01/19	8/12 at 101.00	A1	1,099,910

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	No Opt. Call	AAA	1,824,091

3,130	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003, 5.250%, 12/01/11	No Opt. Call	A3	3,193,226

125	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.800%, 8/01/11 – NPFG Insured	7/11 at 100.00	AA+	125,461

1,215	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	1,341,591

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A3	1,016,060

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	470,720

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
225	5.000%, 2/01/12	No Opt. Call	N/R	227,837
375	5.000%, 2/01/13	No Opt. Call	N/R	383,865
400	5.000%, 2/01/14	No Opt. Call	N/R	411,536
300	5.000%, 2/01/15	No Opt. Call	N/R	308,670

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BB+	2,509,079

2,535	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA+	2,797,474

1,150	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	N/R	1,168,734
25,585	Total Minnesota			27,079,919
	Mississippi – 0.8%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/11 at 100.00	BBB	8,488,878

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A–	10,453,225
18,800	Total Mississippi			18,942,103
	Missouri – 2.7%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	N/R	1,277,644
3,030	5.000%, 6/01/20	6/17 at 100.00	N/R	3,045,483

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,290	4.250%, 3/01/12	No Opt. Call	BBB+	1,310,614
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,506,826
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,543,588

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,201,322

2,400	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.800%, 11/15/17	5/11 at 100.00	N/R	2,249,544

Nuveen Investments	129

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	A+	$13,746,213

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,630	5.000%, 8/15/12	No Opt. Call	N/R	1,679,177
1,700	5.000%, 8/15/13	No Opt. Call	N/R	1,766,861

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,634,224

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	468,900

14,780	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A–	16,011,470
63,135	Total Missouri			66,441,866
	Nevada – 0.9%

16,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	16,172,640

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,795	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	N/R	645,086
2,870	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	N/R	662,396
3,210	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	N/R	606,241
65	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	N/R	10,852
1,495	0.000%, 1/01/22 – AMBAC Insured	No Opt. Call	N/R	195,516
1,425	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	N/R	146,675
1,800	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	N/R	155,286

1,890	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	11/11 at 100.00	N/R	1,874,219

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	2,349,960
34,550	Total Nevada			22,818,871
	New Hampshire – 0.7%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+	420,973
430	5.000%, 7/01/15	No Opt. Call	BBB+	448,533
445	5.000%, 7/01/16	No Opt. Call	BBB+	459,908

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+	5,872,986

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	Baa3	426,919
1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3	963,030

10,000	New Hampshire Housing Finance Authority, Multifamily Housing Bonds, Series 1994I, 5.600%, 1/01/24 (Alternative Minimum Tax)	6/11 at 100.00	Aaa	10,005,500
18,355	Total New Hampshire			18,597,849
	New Jersey – 5.5%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/13	No Opt. Call	BBB	1,167,539

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,860	5.375%, 6/15/15	No Opt. Call	BBB	8,273,200
4,085	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Baa3	4,312,044
3,770	5.625%, 6/15/19	7/11 at 100.00	BBB	3,769,962

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
$1,610	5.500%, 7/01/11 (ETM)	No Opt. Call	N/R	(4)	$1,623,073
3,145	5.500%, 7/01/12 (ETM)	No Opt. Call	N/R	(4)	3,315,365

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3		403,792

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
31,175	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+		34,490,458
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	A+		8,677,733

10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+		10,315,500

6,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	AAA		6,663,462

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		105,066
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		105,066
9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		10,095,658
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,304,005
1,255	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,307,095

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
19,825	4.500%, 6/01/23	6/17 at 100.00	BBB		16,760,848
25,000	5.000%, 6/01/29	6/17 at 100.00	BBB–		18,042,750
140,270	Total New Jersey				136,732,616
	New Mexico – 0.3%
7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	7,778,068
	New York – 10.0%

4,055	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–		3,933,269

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
1,450	5.000%, 11/01/13	7/11 at 100.00	Aa1		1,454,611
720	5.000%, 11/01/14	7/11 at 100.00	Aa1		722,246

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(4)	17,049,225

900	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.750%, 7/01/15	7/11 at 101.00	Baa3		910,566

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2		5,155,391

10,000	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/11 – AGM Insured	No Opt. Call	AA+		10,144,900

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+		8,634,682

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–		8,195,766

11,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–		12,679,555

Nuveen Investments	131

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A–		$11,027,800

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	A		16,853,095

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–		2,025,560

1,345	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		1,317,414

10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		11,681,030

10	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	7/11 at 100.00	AA		10,036

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		6,341,470

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		5,490,450

21,145	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		23,795,314

690	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	BBB		666,299

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	10/11 at 100.00	Aa1		15,883,331

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
2,000	5.250%, 6/01/16	7/11 at 100.00	AA–		2,006,060
40,025	5.500%, 6/01/17	6/11 at 100.00	AA–		40,172,288
1,395	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		1,479,844
5,295	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		5,587,019

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
15,000	5.500%, 6/01/17	6/11 at 100.00	AA–		15,053,850
10,000	5.500%, 6/01/18	6/12 at 100.00	AA–		10,408,400
4,430	5.500%, 6/01/19	No Opt. Call	AA–		4,724,728
755	5.500%, 6/01/20	6/13 at 100.00	AA–		803,539
5,695	5.500%, 6/01/21	6/13 at 100.00	AA–		6,056,803

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–		764,949
237,060	Total New York				251,029,490
	North Carolina – 2.1%

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
20,000	5.375%, 1/01/13	No Opt. Call	A–		21,295,200
11,000	5.125%, 1/01/23	1/13 at 100.00	A–		11,138,930

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	A+		2,055,880

2,240	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13 (ETM)	No Opt. Call	A2	(4)	2,422,538

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
4,760	5.500%, 1/01/13	No Opt. Call	A		5,108,480
10,000	5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A		10,592,800
50,000	Total North Carolina				52,613,828

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	North Dakota – 0.1%
$2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–		$2,870,533
	Ohio – 2.2%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/13	No Opt. Call	BBB+		4,046,721

1,480	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	BBB		1,498,352

31,820	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	Baa3		24,586,038

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA+		3,286,170

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bomd Trust 2456, 17.306%, 12/01/15 (IF)	No Opt. Call	Aa1		5,935,238

1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–		2,122,892

11,000	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+		12,517,230

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–		784,782
805	5.000%, 11/15/16	No Opt. Call	A–		858,589
59,720	Total Ohio				55,636,012
	Oklahoma – 0.7%

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BB+		2,323,294

8,375	Oklahoma State, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 101.00	AA+	(4)	9,259,651

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+		122,918
700	5.250%, 5/15/13	No Opt. Call	BBB+		725,270
790	5.250%, 5/15/14	No Opt. Call	BBB+		826,048
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+		1,091,864

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	A3		3,085,170
16,530	Total Oklahoma				17,434,215
	Oregon – 0.4%

4,120	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA		4,713,733

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA		4,492,280
8,120	Total Oregon				9,206,013
	Pennsylvania – 2.3%

6,680	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	7/11 at 100.00	BB+		6,692,826

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R		3,003,755

1,250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A–		1,168,613

875	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1		902,843

Nuveen Investments	133

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		$10,373,400

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	Aa2		10,479,300

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	Aa2		4,675,010

10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AA+		10,998,345

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.980%, 12/01/24	12/17 at 100.00	A+		8,285,511
62,755	Total Pennsylvania				56,579,603
	Puerto Rico – 2.4%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A3	(4)	4,488,204
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A3	(4)	5,321,200

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	A3		2,969,850

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	A3		10,660,000

11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+		8,979,190

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 5.750%, 7/01/12 – NPFG Insured	No Opt. Call	A3		5,212,800

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	A3		10,832,400

10,625	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	A3		11,042,775
58,825	Total Puerto Rico				59,506,419
	Rhode Island – 0.2%

5,090	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB		5,091,832
	South Carolina – 0.7%

4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa		4,358,600

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	A2		1,524,975
2,000	5.250%, 12/01/24	12/15 at 100.00	A2		2,022,640

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1		7,732,463

2,255	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)	5/11 at 101.00	BBB	(4)	2,281,181
16,505	Total South Carolina				17,919,859
	South Dakota – 0.4%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	4/13 at 100.00	A–		768,641
800	5.000%, 4/01/18	4/13 at 100.00	A–		805,984
840	5.000%, 4/01/19	4/13 at 100.00	A–		842,402
820	5.000%, 4/01/20	4/13 at 100.00	A–		820,238

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Dakota (continued)

$1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–		$1,062,070

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	11/11 at 101.00	AA–		4,058,640

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
295	4.500%, 9/01/12	No Opt. Call	A–		304,590
300	4.550%, 9/01/14	No Opt. Call	A–		314,424
8,815	Total South Dakota				8,976,989
	Tennessee – 2.0%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+		745,817
750	5.000%, 7/01/18	7/16 at 100.00	BBB+		754,530

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+		4,662,250

10,000	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA+	(4)	11,061,700

12,145	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/13 – NPFG Insured	No Opt. Call	AA+		13,405,044

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB		523,560

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+		1,422,386

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
5,790	5.000%, 9/01/12	No Opt. Call	Ba3		6,031,733
11,885	5.250%, 9/01/20	No Opt. Call	Ba3		11,607,485
48,185	Total Tennessee				50,214,505
	Texas – 7.0%

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – NPFG Insured	5/13 at 100.00	A+		9,360,384

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R		6,287,940

10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		11,566,300

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,000	5.250%, 12/01/11	No Opt. Call	A+		1,023,310
1,150	5.250%, 12/01/12	No Opt. Call	A+		1,210,870
1,000	5.250%, 12/01/13	No Opt. Call	A+		1,070,040

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	7/11 at 100.00	AAA		8,107,050

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA		5,677,978
5,385	5.000%, 11/01/23	11/19 at 100.00	AA		5,886,936
5,660	5.000%, 11/01/24	11/19 at 100.00	AA		6,107,027

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,000	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,500,640
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	5,834,324

Nuveen Investments	135

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – AGM Insured	12/11 at 100.00	AA+		$10,288,200

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	AA+	(4)	10,715,900

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–		1,659,326

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA+		6,626,610

2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–		1,753,860

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 – AMBAC Insured	5/13 at 100.00	A		4,827,122

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	A+		3,737,661

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,370	0.000%, 9/01/43	9/31 at 100.00	AA		1,111,933
9,130	0.000%, 9/01/45	9/31 at 100.00	AA		4,941,613

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2		8,913,424
9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2		9,589,388

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,547,350

5,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–		5,327,900

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 17.724%, 10/01/14 (IF)	No Opt. Call	AAA		6,757,200

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 17.511%, 10/01/15 (IF)	No Opt. Call	Aaa		6,119,509

2,635	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa2		2,683,932

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1		4,525,400
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1		10,075,645

890	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	925,413
169,185	Total Texas				174,760,185
	Utah – 0.5%

6,330	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		5,900,510

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.480%, 7/01/21 (IF)	7/18 at 100.00	AAA		2,190,500
2,500	17.480%, 7/01/22 (IF)	7/18 at 100.00	AAA		4,381,000
10,080	Total Utah				12,472,010
	Virgin Islands – 0.3%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB		1,439,680

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virgin Islands (continued)

$6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		$5,840,460
7,580	Total Virgin Islands				7,280,140
	Virginia – 0.2%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A2		2,542,299

3,585	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		3,640,639
5,955	Total Virginia				6,182,938
	Washington – 2.2%

4,930	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A		5,294,130

2,710	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA	(4)	2,901,624

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aaa		5,275,100

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,652,552

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		1,173,931

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AA		9,755,735

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
380	5.500%, 6/01/12	No Opt. Call	BBB		389,549
5,390	6.500%, 6/01/26	6/13 at 100.00	BBB		5,434,144

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+		14,302,680

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 18.657%, 1/01/16 (IF)	No Opt. Call	Aa1		4,140,169
48,545	Total Washington				54,319,614
	Wisconsin – 3.4%

100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA		105,695

4,100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		4,346,902

2,825	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	A3		2,923,338

8,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA-		8,705,200

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		1,871,860

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		2,279,368
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,439,294

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2		5,166,350

6,555	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		7,122,925

Nuveen Investments	137

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
$2,455	5.250%, 8/15/19	8/16 at 100.00	BBB+		$2,459,861
11,955	5.250%, 8/15/20	8/16 at 100.00	BBB+		11,866,533

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	BBB+		9,852,518

2,870	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	9/11 at 100.00	AA		2,879,127

1,430	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(4)	1,577,404

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	AA–		10,114,470

10,035	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA		11,324,096
81,825	Total Wisconsin				85,034,941
$2,416,123	Total Investments (cost $2,419,255,023) – 98.2%				2,456,357,228
	Other Assets Less Liabilities – 1.8%				45,916,401
	Net Assets – 100%				$2,502,273,629

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

138	Nuveen Investments

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.4%

	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001:
$3,815	5.500%, 12/01/12	12/11 at 101.00	A–		$3,923,651
350	5.750%, 12/01/17	12/11 at 101.00	A–		356,811
3,800	5.500%, 12/01/21	12/11 at 101.00	A–		3,707,584

3,830	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa2		3,965,850

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3		1,040,110
1,000	5.000%, 11/15/14	No Opt. Call	A3		1,047,810

1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/15	No Opt. Call	BBB–		942,600

4,500	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/12 – AGM Insured	8/11 at 100.00	AA+		4,429,575

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	No Opt. Call	BBB		1,522,200

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
925	5.000%, 12/01/11	No Opt. Call	A–		942,344
745	5.000%, 12/01/12	No Opt. Call	A–		775,433
570	5.000%, 12/01/13	No Opt. Call	A–		598,745

7,625	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	8,619,605
30,660	Total Alabama				31,872,318
	Alaska – 0.3%

8,705	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3		7,644,905
	Arizona – 4.7%

500	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	AA		559,445

2,870	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	A+		3,199,677

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3		902,983

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA+		13,113,691
445	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA+		483,671

7,760	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA+		8,096,241

	Arizona State, Certificates of Participation, Series 2010A:
4,660	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA+		5,113,791
11,810	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA+		12,836,289
2,100	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA+		2,289,273

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
3,815	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA+		4,232,857
1,875	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA+		2,101,519
2,235	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA+		2,501,770
5,000	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA+		5,577,600

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004:
695	5.250%, 5/15/11	No Opt. Call	A–		696,383
1,000	5.250%, 5/15/12	No Opt. Call	A–		1,040,900

Nuveen Investments	139

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

$2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	AA–		$2,316,022

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13 (ETM)	No Opt. Call	N/R	(4)	3,333,977
3,000	5.000%, 4/01/15 (ETM)	No Opt. Call	N/R	(4)	3,422,460

10,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Serivce Company, Cholla Project, Series 2009A, 5.000%, 6/01/34 (Mandatory put 6/01/12)	No Opt. Call	Baa2		10,258,300

19,485	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1		21,554,307

270	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A		282,128

300	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	10/11 at 100.00	N/R		301,194

1,925	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.000%, 7/15/14	No Opt. Call	A1		1,991,740

2,545	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		2,429,686
100,420	Total Arizona				108,635,904
	Arkansas – 0.3%

1,620	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A, 5.500%, 11/01/11	No Opt. Call	N/R		1,658,151

3,415	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A, 5.500%, 11/01/12 (Pre-refunded 11/01/11)	11/11 at 101.00	N/R	(4)	3,536,779

1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	Baa1		1,651,096
6,640	Total Arkansas				6,846,026
	California – 6.0%

6,600	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	Aa3	(4)	6,999,168

3,300	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 – AMBAC Insured	5/12 at 101.00	AA–		3,488,001

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
3,150	5.000%, 5/01/16	No Opt. Call	AA–		3,625,871
3,125	5.000%, 5/01/17	No Opt. Call	AA–		3,608,844

3,575	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA–		3,941,223

3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/01/14)	No Opt. Call	A		3,233,460

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	AAA		1,080,920

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1:
4,440	5.000%, 11/01/16	No Opt. Call	A2		4,821,352
3,675	5.000%, 11/01/17	No Opt. Call	A2		3,954,043

9,650	California State, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A1		10,311,122

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,000	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A1	$5,689,900

	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A:
5,000	5.000%, 4/01/14	No Opt. Call	A+	5,428,100
5,000	5.000%, 4/01/16	No Opt. Call	A+	5,509,650

10,495	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1	11,226,711

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB	1,024,240

1,650	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.000%, 7/01/16	No Opt. Call	Aa3	1,878,113

4,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14)	No Opt. Call	Aa3	4,400,000

6,645	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1	6,867,475

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,505	5.000%, 8/15/12	No Opt. Call	N/R	1,514,421
1,000	5.000%, 8/15/13	No Opt. Call	N/R	997,460

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
650	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	A2	651,898
1,115	5.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A2	1,148,294
945	5.000%, 6/01/17	7/11 at 100.00	A2	945,038

14,125	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	15,296,669

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,170	5.000%, 6/01/15	No Opt. Call	BBB	3,227,282
2,640	5.000%, 6/01/16	No Opt. Call	BBB	2,672,736
8,905	4.500%, 6/01/27	6/17 at 100.00	BBB-	6,683,826

1,770	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Lien Series 2010B, 5.000%, 6/01/20	No Opt. Call	AAA	2,067,679

295	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA	354,230

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
1,850	5.000%, 9/01/19 – AMBAC Insured	No Opt. Call	AA+	1,988,843
2,255	5.000%, 9/01/20 – AMBAC Insured	No Opt. Call	AA+	2,401,462

4,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15	No Opt. Call	AA	3,588,880

6,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	6,078,000

65	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA	71,808

190	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	AAA	245,305

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3	1,431,190
1,500	5.000%, 9/01/15	No Opt. Call	Baa3	1,495,275

Nuveen Investments	141

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
$500	3.500%, 7/01/16	No Opt. Call	N/R		$497,760
500	3.800%, 7/01/17	No Opt. Call	N/R		496,990
134,955	Total California				140,943,239
	Colorado – 1.7%

2,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C8, 4.100%, 9/01/36 (Mandatory put 11/10/11)	No Opt. Call	AA		2,956,985

250	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/11	No Opt. Call	A–		250,710

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/14	No Opt. Call	A–		1,053,480
2,320	5.250%, 6/01/17	6/16 at 100.00	A–		2,435,350

1,120	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Series 2010C, 4.000%, 11/01/14	No Opt. Call	Aa3		1,217,877

15,800	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – NPFG Insured	No Opt. Call	Baa1		16,724,300

2,450	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – NPFG Insured (ETM)	No Opt. Call	Baa1	(4)	2,694,069

1,315	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R		1,266,148

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 0.000%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA+	(4)	11,799,700
37,155	Total Colorado				40,398,619
	Connecticut – 0.7%

835	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R		799,905

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – AGM Insured	11/12 at 100.00	AA+		10,734,600

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
10	5.500%, 1/01/14 (Alternative Minimum Tax)	7/11 at 100.00	BBB		10,025
1,700	5.500%, 1/01/20 (Alternative Minimum Tax)	7/11 at 100.00	BBB		1,699,830

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2010A-1:
1,325	5.000%, 2/01/13	No Opt. Call	A1		1,410,555
1,915	5.000%, 2/01/14	No Opt. Call	A1		2,085,071
15,785	Total Connecticut				16,739,986
	Delaware – 0.0%
755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	Ba3		639,696
	District of Columbia – 0.1%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,100	5.000%, 12/01/16	No Opt. Call	AAA		1,287,176
1,100	5.000%, 12/01/17	No Opt. Call	AAA		1,288,815
2,200	Total District of Columbia				2,575,991
	Florida – 5.5%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
5,060	6.000%, 6/01/16	No Opt. Call	A+		5,609,010
255	5.500%, 6/01/17	No Opt. Call	A+		275,423

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$5,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/14	No Opt. Call	A+		$5,287,650

1,000	Florida Board of Education, Lottery Revenue Bonds, Series 2008B, 4.000%, 7/01/13	No Opt. Call	AAA		1,061,310

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
10	5.000%, 3/01/14 – NPFG Insured	No Opt. Call	A+		10,536
5,550	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		5,876,840
25	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		26,348

	Florida Deparmtent of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,420	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–		4,905,316
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–		7,123,355

10,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA–		10,967,700

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
1,000	5.000%, 7/01/11	No Opt. Call	AAA		1,008,060
6,155	5.000%, 7/01/15	No Opt. Call	AAA		6,923,267
2,830	5.000%, 7/01/16	No Opt. Call	AAA		3,220,512
1,115	5.000%, 7/01/17	No Opt. Call	AAA		1,271,089

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010C:
2,000	3.000%, 7/01/11	No Opt. Call	AAA		2,009,240
5,000	2.000%, 7/01/11	No Opt. Call	AAA		5,014,500

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – AGM Insured	No Opt. Call	AA+		8,839,920

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	AA–		265,330

780	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	N/R	(4)	810,654

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	559,810

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,725,488

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	BBB+		2,812,482

3,860	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/11	No Opt. Call	BBB+		3,876,328

1,500	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3		1,609,455

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquistion, Series 2010E:
1,515	4.000%, 4/01/15	No Opt. Call	Aa3		1,600,416
1,640	4.000%, 4/01/17	No Opt. Call	Aa3		1,684,182
1,705	5.000%, 4/01/18	No Opt. Call	Aa3		1,839,542
1,790	5.000%, 4/01/19	No Opt. Call	Aa3		1,913,975
1,880	5.000%, 4/01/20	No Opt. Call	Aa3		1,997,068

2,635	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA+		3,024,163

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,220	5.000%, 10/01/14	No Opt. Call	A		1,303,070
1,145	5.125%, 10/01/16	No Opt. Call	A		1,230,280

Nuveen Investments	143

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$5,250	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	BBB		$5,222,543

5,000	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Mandatory put 10/01/13)	No Opt. Call	Aa1		5,261,700

1,715	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A	(4)	2,190,587

2,085	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.000%, 12/01/12	No Opt. Call	BBB–		2,129,619

10,430	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	AAA		12,092,229

2,150	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–		2,278,506

1,595	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R		1,173,426

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA+		3,345,085
120,100	Total Florida				129,376,014
	Georgia – 1.8%

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	A1		3,196,050

4,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 5.050%, 11/01/48 (Mandatory put 1/12/12)	No Opt. Call	A		4,122,320

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,250	5.000%, 4/01/15	No Opt. Call	AA+		1,425,000
1,425	5.000%, 4/01/17	No Opt. Call	AA+		1,665,483

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2		1,083,900

	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V:
1,355	6.500%, 1/01/12 – FGIC Insured	No Opt. Call	A+		1,397,737
350	6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A1		406,161

610	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/13 – AMBAC Insured	No Opt. Call	A+		641,860

2,100	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA		2,263,065

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA		13,357,916

3,200	Glynn County School District, Georgia, General Obligation Sales Tax Bonds, Series 2010, 3.000%, 9/01/11	No Opt. Call	Aa1		3,229,632

210	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2		241,695

7,500	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A		8,469,675

65	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.400%, 11/01/11 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	66,942
37,505	Total Georgia				41,567,436
	Hawaii – 0.3%

3,750	Hawaii State, General Obligation Bonds, Series 2008, Trust 3215, 17.929%, 5/01/14 (IF)	No Opt. Call	AA		6,099,300

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 8.6%

$1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	$1,192,793

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	BBB	1,048,000

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	Aa2	1,046,585

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A1	5,122,000

7,060	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	7,757,246

3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	3,738,490

2,895	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA	3,324,821

1,266	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA+	1,341,656

1,095	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.750%, 5/15/14 – NPFG Insured	7/11 at 100.00	Baa1	1,096,259

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:
1,135	5.000%, 11/15/11 – SYNCORA GTY Insured	No Opt. Call	BBB+	1,158,268
1,030	5.000%, 11/15/12 – SYNCORA GTY Insured	No Opt. Call	BBB+	1,079,759

1,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A+	1,068,520

2,500	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 3.375%, 7/01/25 (Mandatory put 2/03/14)	No Opt. Call	Aa1	2,618,650

2,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 3.875%, 11/01/30 (Mandatory put 5/01/12)	No Opt. Call	AA	2,067,040

3,575	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	No Opt. Call	AA	3,761,329

1,687	Illinois Finance Authority, Revenue Bonds, Monarch Landing Inc. Facility, Series 2007A, 5.500%, 12/01/13 (5)	No Opt. Call	N/R	17

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,411,952

	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B:
1,000	5.000%, 5/01/13	No Opt. Call	Baa3	1,024,710
2,500	5.000%, 5/01/25	No Opt. Call	Baa3	2,202,650

705	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa3	709,336

400	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	8/11 at 100.00	BBB	400,368

4,375	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/13	No Opt. Call	Baa1	4,413,763

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,318,240

	Illinois State, General Obligation Bonds, Refunding Series 2004B:
2,435	5.000%, 3/01/13 – AMBAC Insured	No Opt. Call	A+	2,553,950
3,220	5.000%, 3/01/14	No Opt. Call	A+	3,405,504

	Illinois State, General Obligation Bonds, Refunding Series 2006:
70	5.000%, 1/01/13	No Opt. Call	A+	73,210
650	5.000%, 1/01/14	No Opt. Call	A+	685,861
115	5.000%, 1/01/15	No Opt. Call	A+	122,400
3,320	5.000%, 1/01/16	No Opt. Call	A+	3,554,956

Nuveen Investments	145

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
$1,010	5.000%, 1/01/13	No Opt. Call	A+	$1,056,319
1,525	5.000%, 1/01/16	No Opt. Call	A+	1,632,924
1,050	5.250%, 1/01/20	No Opt. Call	A+	1,093,712

190	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A+	195,115

	Illinois State, General Obligation Bonds, Refunding Series 2010:
6,100	5.000%, 1/01/13	No Opt. Call	A+	6,379,746
3,630	5.000%, 1/01/14	No Opt. Call	A+	3,830,267
800	5.000%, 1/01/15	No Opt. Call	A+	851,480
1,985	5.000%, 1/01/16	No Opt. Call	A+	2,125,478
5,000	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA+	5,345,400
490	5.000%, 1/01/17	No Opt. Call	A+	521,267
4,885	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	5,200,718
21,765	5.000%, 1/01/18	No Opt. Call	A+	23,105,942
500	5.000%, 1/01/19	No Opt. Call	A+	524,305

1,840	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/16 – NPFG Insured	3/14 at 100.00	A+	1,919,801

	Illinois State, General Obligation Bonds, Series 2004:
820	5.000%, 11/01/13 – AMBAC Insured	No Opt. Call	A+	867,273
915	5.000%, 9/01/14 – NPFG Insured	No Opt. Call	A+	973,679

	Illinois State, General Obligation Bonds, Series 2005:
795	5.000%, 4/01/14 – AMBAC Insured	No Opt. Call	A+	841,730
2,000	5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA+	2,129,320

600	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/17	No Opt. Call	A+	639,564

	Illinois State, General Obligation Bonds, Series 2006:
3,830	5.000%, 1/01/16	No Opt. Call	A+	4,101,049
1,005	5.000%, 1/01/17	1/16 at 100.00	A+	1,058,768

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA+	1,004,170

	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010:
2,500	3.000%, 6/15/11	No Opt. Call	AAA	2,506,500
3,000	5.000%, 6/15/15	No Opt. Call	AAA	3,282,570
2,000	5.000%, 6/15/16	No Opt. Call	AAA	2,217,220

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
60	5.250%, 10/01/11 – AGM Insured	No Opt. Call	AA+	60,941
170	5.500%, 5/01/15 – AGM Insured	No Opt. Call	AA+	185,399
930	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	A+	1,012,575
2,210	5.000%, 8/01/21	8/11 at 100.00	A+	2,210,000

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002:
1,135	5.500%, 4/01/12 – AGM Insured	No Opt. Call	AA+	1,174,634
865	5.250%, 8/01/12 – NPFG Insured	No Opt. Call	A+	902,013
855	5.500%, 8/01/13 – NPFG Insured	No Opt. Call	A+	911,250
570	5.500%, 8/01/14 – NPFG Insured	No Opt. Call	A+	614,756
400	5.500%, 8/01/15 – NPFG Insured	No Opt. Call	A+	436,028
300	5.250%, 12/01/19 – AGM Insured	12/12 at 100.00	AA+	303,915

2,680	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – NPFG Insured	No Opt. Call	AAA	2,755,898

2,295	Kane County School District 129, Aurora West, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A+	2,380,305

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
1,765	0.560%, 12/15/13	No Opt. Call	AAA	1,732,930
1,000	0.660%, 12/15/16	12/14 at 100.00	AAA	971,360

939	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	896,229

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
$5,000	4.000%, 6/01/12	No Opt. Call	A	$5,104,950
5,000	5.000%, 6/01/16	No Opt. Call	A–	5,260,900
6,000	5.000%, 6/01/17	No Opt. Call	A	6,199,920
5,100	5.000%, 6/01/18	No Opt. Call	A	5,188,026
5,000	5.000%, 6/01/19	No Opt. Call	A	4,996,500
5,000	5.250%, 6/01/20	No Opt. Call	A	5,035,700

7,310	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3	8,681,356

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	8,112,535
191,007	Total Illinois			199,830,770
	Indiana – 2.2%

6,570	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	7,060,451

750	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BBB–	731,280

11,065	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	11,840,988

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+	1,031,440

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 5.000%, 11/01/27 (Mandatory put 8/01/13)	No Opt. Call	AA	3,242,100

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,122,315

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA+	4,857,895

1,150	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,299,569

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa1	4,513,418

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa2	6,956,614

5,045	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	AAA	5,902,801
46,690	Total Indiana			50,558,871
	Iowa – 0.4%

120	City of Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA	132,100

930	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.000%, 8/15/12 – AGC Insured	No Opt. Call	Aa3	972,138

3,100	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2009F, 5.000%, 8/15/39 (Mandatory put 8/15/12)	No Opt. Call	Aa3	3,244,553

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,500	5.000%, 6/01/17	No Opt. Call	AA	1,744,410
3,000	5.000%, 6/01/18	No Opt. Call	AA	3,497,520

Nuveen Investments	147

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$365	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	$370,154
9,015	Total Iowa			9,960,875
	Kansas – 1.0%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,500	5.000%, 9/01/16	No Opt. Call	AAA	5,276,835
6,000	5.000%, 9/01/17	No Opt. Call	AAA	7,076,280

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:
1,000	5.250%, 11/15/11	No Opt. Call	A2	1,023,400
650	5.250%, 11/15/14	No Opt. Call	A2	711,373

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AA+	3,886,513

2,530	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R	2,556,742

3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R	2,066,308
22,075	Total Kansas			22,597,451
	Kentucky – 1.1%

5,835	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University Project, Refunding and Improvement Series 2006, 5.200%, 8/01/22 (Pre-refunded 6/27/12)	6/12 at 102.00	AAA	6,197,658

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA–	17,523,678

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA+	2,424,330
23,465	Total Kentucky			26,145,666
	Louisiana – 0.6%

5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB	5,059,600

400	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 8.500%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	463,580

1,300	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	No Opt. Call	A+	1,458,171

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15 (5)	No Opt. Call	N/R	1,698,759

	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
585	5.000%, 1/01/14 – NPFG Insured	No Opt. Call	Baa1	624,435
265	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	268,803

5,000	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 7.000%, 12/01/38 (Mandatory put 12/01/11)	No Opt. Call	BBB	5,138,300
15,250	Total Louisiana			14,711,648

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maine – 0.1%

$3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB		$3,359,532
	Maryland – 2.4%

6,235	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA		7,431,434

2,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 4.500%, 1/01/13	No Opt. Call	BBB–		2,390,044

530	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		606,718

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA		5,873,150
5,500	5.000%, 7/15/17	No Opt. Call	AAA		6,505,620
5,085	5.000%, 7/15/18	No Opt. Call	AAA		6,039,912

12,910	Maryland, General Obligation Bonds, State and Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA		15,322,104

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA		11,698,600
47,610	Total Maryland				55,867,582
	Massachusetts – 3.2%

3,825	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	Aa1		4,318,425

1,215	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		1,156,413

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	6/11 at 100.00	A–		885,363

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:
5,100	5.625%, 1/01/12 – NPFG Insured	No Opt. Call	Baa1		5,214,189
625	5.625%, 1/01/14 – NPFG Insured	1/12 at 101.00	Baa1		639,294

1,625	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 5.000%, 10/01/11 – RAAI Insured	No Opt. Call	BBB+		1,637,171

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,000	5.000%, 11/15/15	No Opt. Call	AAA		2,326,280
2,000	5.000%, 11/15/16	No Opt. Call	AAA		2,362,080
1,500	5.000%, 11/15/17	No Opt. Call	AAA		1,781,010
1,000	5.000%, 11/15/18	No Opt. Call	AAA		1,190,590

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA		11,738,100

8,555	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	9,465,765

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+		15,501,930

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA		5,499,000

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA		2,682,376
2,420	4.000%, 8/15/16	No Opt. Call	AA		2,708,174
2,420	4.000%, 8/15/17	No Opt. Call	AA		2,693,508
2,420	4.000%, 8/15/18	No Opt. Call	AA		2,682,909
65,910	Total Massachusetts				74,482,577

Nuveen Investments	149

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan – 2.9%

$2,450	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/21 – AGM Insured	5/14 at 100.00	AA+		$2,545,330

1,170	Kent Hospital Finance Authority (Michigan), Hospital Revenue Refunding Bonds (Butterworth Hospital), Series 1993A, 7.250%, 1/15/13 – NPFG Insured	No Opt. Call	AA		1,235,883

2,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/12 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	2,041,660

500	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Charter County of Wayne 2010 Local Project, Series 2010D, 3.000%, 6/01/11	No Opt. Call	A–		500,700

3,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+		3,337,110

6,560	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA		6,613,595

2,350	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Refunding Series 2002, 5.000%, 10/01/22	10/12 at 100.00	AAA		2,444,024

1,885	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/17	No Opt. Call	Aa3		1,917,083

115	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/17 (Pre-refunded 10/15/11)	10/11 at 100.00	A+	(4)	117,698

1,010	Michigan State Building Authority, Revenue Bonds, State Police Communications System Project, Series 2004, 5.375%, 10/01/15 – NPFG Insured	10/14 at 100.00	A+		1,096,941

6,015	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – AGM Insured	No Opt. Call	AA+		6,433,283

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	3,267,540

2,075	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, McLaren Healthcare Corporation, Series 1998A, 5.100%, 6/01/13	7/11 at 100.00	Aa3		2,079,690

6,000	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+		6,651,540

7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detriot Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	A		7,613,550

1,605	Michigan, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2		1,803,827

2,000	Michigan, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2		2,297,000

1,000	Pinckney Community Schools, Livingston and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19 – AGM Insured	5/14 at 100.00	AA+		1,065,370

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 – FGIC Insured	No Opt. Call	Aa2		1,082,902

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa2		5,392,303

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A		8,697,599
63,885	Total Michigan				68,234,628
	Minnesota – 1.9%

4,040	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1		4,443,636

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AAA		769,555
1,615	5.000%, 2/01/25	2/20 at 100.00	AAA		1,754,714
1,690	5.000%, 2/01/26	No Opt. Call	AAA		1,816,936

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$5,000	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	$5,597,100

3,386	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AAA	3,541,700

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2005A, 5.000%, 1/01/18 – AMBAC Insured	1/15 at 100.00	A	1,577,355

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2	1,354,925

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AAA	4,616,440
4,000	4.500%, 8/01/18	No Opt. Call	AAA	4,619,240

5,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/16	No Opt. Call	AAA	5,877,250

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,000	5.000%, 1/01/14 – AGC Insured	No Opt. Call	AA+	1,086,380
1,000	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	1,104,190
5,500	5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA+	6,161,870
39,726	Total Minnesota			44,321,291
	Mississippi – 0.2%

3,080	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	No Opt. Call	AA	3,301,575

1,340	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB–	1,368,703
4,420	Total Mississippi			4,670,278
	Missouri – 1.4%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,355	5.000%, 4/01/12	No Opt. Call	N/R	1,394,336
500	5.000%, 4/01/13	No Opt. Call	N/R	524,830

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,500	5.000%, 1/01/17	No Opt. Call	Aaa	4,102,315
2,960	5.000%, 1/01/18	No Opt. Call	Aaa	3,490,728

300	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.000%, 11/01/11	No Opt. Call	N/R	301,800

2,940	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 4.000%, 7/01/11	No Opt. Call	A–	2,950,819

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
800	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–	878,352
11,640	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–	12,714,838

5,020	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA+	5,415,425
29,015	Total Missouri			31,773,443
	Nebraska – 0.5%

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2009:
1,915	3.000%, 1/15/16	No Opt. Call	AAA	2,052,286
3,475	3.000%, 1/15/17	No Opt. Call	AAA	3,707,512
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,406,052
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,632,669
11,130	Total Nebraska			11,798,519

Nuveen Investments	151

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada – 0.9%

$535	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13	9/12 at 101.00	BBB		$555,608

435	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB	(4)	469,596

4,500	Clark County School District, Nevada, General Obligation Refunding Bonds, Series 2002A, 5.500%, 6/15/15 – AGM Insured	12/12 at 103.00	AA+		4,866,390

2,500	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010, 5.000%, 7/01/15	No Opt. Call	Aa3		2,716,600

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
1,000	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	N/R		230,800
345	0.000%, 1/01/14 – AMBAC Insured	No Opt. Call	N/R		74,234
5,000	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	N/R		1,006,300
65	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	N/R		12,276
1,220	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	N/R		203,691

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – AGM Insured	No Opt. Call	AA+		7,241,866

2,525	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA+		2,812,194
25,185	Total Nevada				20,189,555
	New Hampshire – 0.2%

5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB		5,244,800
	New Jersey – 5.0%

1,375	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB		1,287,206

250	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R		269,678

350	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R		382,130

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
6,860	5.000%, 6/15/12 – FGIC Insured	No Opt. Call	BBB		7,010,028
7,415	5.000%, 6/15/13 – FGIC Insured	No Opt. Call	BBB		7,670,150
3,565	5.375%, 6/15/14	No Opt. Call	BBB		3,749,382
235	5.375%, 6/15/15	No Opt. Call	BBB		247,354
45	5.375%, 6/15/15 – RAAI Insured	No Opt. Call	Baa3		47,366
475	5.625%, 6/15/18	7/11 at 100.00	BBB		475,090
1,265	5.625%, 6/15/19	7/11 at 100.00	BBB		1,264,987

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	A+		2,138,760
2,325	5.000%, 9/01/14	No Opt. Call	A+		2,517,464

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – AGM Insured	No Opt. Call	AA+		4,046,683

4,620	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA+		4,978,651

2,250	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 5.900%, 6/01/11 – NPFG Insured (Alternative Minimum Tax)	5/11 at 101.00	Aaa		2,258,978

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa		496,785

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$1,400	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/14 – AGM Insured	No Opt. Call	AA+		$1,546,118

5,115	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – AGM Insured	No Opt. Call	AA+		5,525,888

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	AAA		5,830,400

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,260	5.000%, 12/15/17	No Opt. Call	A+		5,761,015
9,730	5.000%, 12/15/18	No Opt. Call	A+		10,608,814

54	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	Aaa		56,380

415	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AAA		448,117

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
3,260	6.500%, 1/01/16	No Opt. Call	A+		3,836,238
1,145	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+		1,347,390

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
80	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		97,154
230	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	281,407
2,965	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA+	(4)	3,312,913
1,635	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		1,832,721
100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		111,784
1,050	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	1,178,079

1,365	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	7/11 at 100.00	AAA		1,455,786

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	N/R		2,720,209

1,700	Passaic Valley Sewage Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2		1,869,524

5,705	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		5,941,815

3,290	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		3,616,269

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,150	4.250%, 6/01/11	No Opt. Call	BBB		3,154,032
3,775	5.000%, 6/01/14	No Opt. Call	BBB		3,851,633
5,490	5.000%, 6/01/15	No Opt. Call	BBB		5,589,204
9,105	4.500%, 6/01/23	6/17 at 100.00	BBB		7,697,731
110,794	Total New Jersey				116,511,313
	New Mexico – 0.7%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,460	5.000%, 11/01/11 – CIFG Insured	No Opt. Call	BBB+		2,496,433
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	BBB+		2,684,198
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+		2,857,088

3,505	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 4.900%, 8/01/11	No Opt. Call	AA–		3,538,999

1,220	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa		1,381,443

2,055	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Hunter’s Ridge Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,069,036

Nuveen Investments	153

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Mexico (continued)

$2,000	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Sombra del Oso Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		$2,013,660
16,550	Total New Mexico				17,040,857
	New York – 9.0%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	BBB		518,940

1,500	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA–		1,680,645

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/11	No Opt. Call	Baa3		1,001,260

2,240	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2000B, 6.250%, 8/15/15	8/12 at 100.00	AAA		2,335,962

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	A1		1,647,166
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	A1		1,923,819

2,095	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11	No Opt. Call	AA–		2,101,536

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:
985	5.500%, 7/01/12	No Opt. Call	Baa1		1,020,864
1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,095,588

5,525	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – AGM Insured (ETM)	No Opt. Call	AA+	(4)	5,937,939

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		1,111,930

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		3,709,790

2,400	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		2,350,776

10,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA		11,411,100

5,025	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA		5,336,600

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	Baa1		7,582,104

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	A–		2,106,600

7,330	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, New York State Electric and Gas Corporation, Remarketed Series 1994C, 3.000%, 6/01/29 (Mandatory put 6/03/13)	No Opt. Call	BBB+		7,411,730

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–		5,411,550
5,000	4.000%, 4/01/17	No Opt. Call	AA–		5,376,450
6,470	5.000%, 4/01/18	No Opt. Call	AA–		7,307,800

1,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C, 5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA+		1,053,200

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$3,110	5.500%, 6/01/15	7/11 at 100.00	AA–	$3,120,823
100	5.500%, 6/01/16	7/11 at 100.00	AA–	100,326
50	5.500%, 6/01/17	6/11 at 100.00	AA–	50,184
6,140	5.500%, 6/01/18	6/12 at 100.00	AA–	6,390,758
9,005	5.500%, 6/01/19	6/13 at 100.00	AA–	9,604,103
1,250	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,326,025
10,725	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	11,316,484
4,840	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	5,113,315

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
9,060	5.500%, 6/01/16	6/11 at 100.00	AA–	9,123,964
5,100	5.500%, 6/01/17	6/11 at 100.00	AA–	5,118,309
6,060	5.500%, 6/01/18	6/12 at 100.00	AA–	6,307,490
3,880	5.500%, 6/01/19	No Opt. Call	AA–	4,138,136
9,320	5.500%, 6/01/20	6/13 at 100.00	AA–	9,919,183
75	5.500%, 6/01/20 – FGIC Insured	6/13 at 100.00	AA–	79,822
13,505	5.500%, 6/01/21	6/13 at 100.00	AA–	14,362,973
3,790	5.500%, 6/01/22	6/13 at 100.00	AA–	3,996,138

5,315	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2008A, 5.000%, 6/01/11	No Opt. Call	AA–	5,336,792

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/17	No Opt. Call	AA–	11,308,500

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
3,000	5.000%, 12/15/16	No Opt. Call	AAA	3,501,750
1,000	5.000%, 12/15/17	No Opt. Call	AAA	1,167,420

7,100	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,320,703

5,175	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA	5,622,172

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa2	1,523,430

355	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R	347,719

1,940	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 4.750%, 6/01/22	6/16 at 100.00	BBB	1,821,835

315	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R	308,539
195,875	Total New York			208,760,242
	North Carolina – 2.0%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	Aa2	3,461,250
2,000	5.000%, 3/01/17	No Opt. Call	Aa2	2,318,400
2,000	5.000%, 3/01/18	No Opt. Call	Aa2	2,326,520

Nuveen Investments	155

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
$5,500	5.000%, 3/01/16	No Opt. Call	AA+	$6,362,290
3,000	5.000%, 3/01/18	No Opt. Call	AA+	3,502,140

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	Aaa	1,595,880
1,500	3.000%, 6/01/15	No Opt. Call	Aaa	1,606,605
1,500	3.000%, 6/01/16	No Opt. Call	Aaa	1,611,210
765	3.000%, 6/01/17	No Opt. Call	Aaa	815,796

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	A–	4,120,520

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
2,685	3.000%, 2/15/15 – AGC Insured	No Opt. Call	AA+	2,736,659
3,155	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA+	3,266,277
2,750	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA+	2,887,555

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,167,100
5,150	5.000%, 5/01/20	5/19 at 100.00	AA+	5,917,299
3,000	5.000%, 5/01/21	5/19 at 100.00	AA+	3,407,040
42,505	Total North Carolina			47,102,541
	North Dakota – 0.3%

800	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	Aa3	858,904

6,705	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	Baa2	7,077,530
7,505	Total North Dakota			7,936,434
	Ohio – 2.2%

895	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AAA	928,670

2,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/12	No Opt. Call	BBB+	2,286,585

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	Aa3	2,475,500
2,580	5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3	2,911,556

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
4,520	5.000%, 6/01/14	No Opt. Call	BBB	4,611,756
5,640	5.000%, 6/01/15	No Opt. Call	BBB	5,741,915
5,680	5.000%, 6/01/16	No Opt. Call	BBB	5,750,432
2,475	5.000%, 6/01/17	No Opt. Call	BBB	2,467,179

8,545	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	Baa3	6,602,380

2,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	2,113,000

2,000	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 5.500%, 1/01/12	No Opt. Call	Aa2	2,066,800

	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A:
1,140	5.500%, 8/15/11	No Opt. Call	A–	1,147,923
845	5.500%, 8/15/12	No Opt. Call	A–	866,573

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$270	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	8/11 at 100.00	BBB+		$270,562

3,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38 (Mandatory put 6/01/14)	No Opt. Call	A3		3,049,320

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–		4,033,160

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
675	5.000%, 1/01/17	No Opt. Call	Aa2		753,860
500	5.000%, 1/01/18	No Opt. Call	Aa2		557,480

160	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa		178,429

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+		2,327,607

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5), (6)	No Opt. Call	N/R		182,500
52,625	Total Ohio				51,323,187
	Oklahoma – 1.5%

	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010:
1,000	3.500%, 6/01/12	No Opt. Call	A+		1,030,660
4,845	4.000%, 6/01/14	No Opt. Call	A+		5,184,489

1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA		2,039,800

3,825	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Putnam City Schools Project, Series 2010, 3.500%, 3/01/12	No Opt. Call	A		3,909,533

940	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007, 5.350%, 7/01/17	No Opt. Call	N/R		856,199

3,750	Tulsa (Oklahoma), Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	A2		4,193,325

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	A3		1,046,630
1,200	4.500%, 6/01/16	6/15 at 100.00	A3		1,264,020

12,700	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	A3	(4)	14,674,215
31,195	Total Oklahoma				34,198,871
	Oregon – 0.0%

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA		1,123,070
	Pennsylvania – 5.6%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
755	4.200%, 2/15/12	No Opt. Call	Baa3		759,900
785	4.300%, 2/15/13	No Opt. Call	Baa3		793,070
1,480	4.375%, 2/15/14	No Opt. Call	Baa3		1,494,844

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa2		1,736,933
1,800	5.000%, 5/01/13	No Opt. Call	Baa2		1,841,328
1,865	5.000%, 5/01/14	No Opt. Call	Baa2		1,906,179

Nuveen Investments	157

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)
$1,985	5.000%, 5/01/15	No Opt. Call	Baa2		$2,025,375
1,620	5.000%, 5/01/16	No Opt. Call	Baa2		1,632,830
1,225	5.000%, 5/01/18	5/16 at 100.00	Baa2		1,189,781

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3		5,532,750

5,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2010A, 4.000%, 5/15/12	No Opt. Call	Aa3		5,181,800

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – NPFG Insured (ETM)	No Opt. Call	AA	(4)	1,131,796

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
100	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+		104,556
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+		19,622
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+		210,017
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+		73,506

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A:
3,170	4.750%, 12/01/19 – RAAI Insured	12/12 at 100.00	BBB+		3,115,730
50	5.000%, 12/01/26 – RAAI Insured	12/12 at 100.00	BBB+		44,566

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,000	4.000%, 12/01/16	No Opt. Call	A+		1,086,800
500	5.000%, 12/01/18	No Opt. Call	A+		568,205

3,855	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	7/11 at 100.00	BB+		3,862,402

1,000	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.125%, 12/15/20	12/14 at 100.00	N/R		920,540

3,400	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	11/13 at 100.00	BB+		3,120,452

2,705	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R		2,600,398

2,165	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009, 5.000%, 7/01/17	No Opt. Call	BBB+		2,219,125

1,420	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AAA		1,623,472

	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A:
2,000	5.000%, 10/15/11	No Opt. Call	Baa1		2,018,200
3,000	5.000%, 10/15/12	No Opt. Call	Baa1		3,066,360
2,350	5.000%, 10/15/13	No Opt. Call	Baa1		2,416,576
3,000	5.250%, 10/15/14	No Opt. Call	Baa1		3,123,870
3,000	5.250%, 10/15/15	No Opt. Call	Baa1		3,129,120

800	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	7/11 at 100.00	CC		514,544

500	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2001, 5.000%, 7/15/31 (Pre-refunded 7/15/11) – AMBAC Insured	7/11 at 101.00	Aa3	(4)	510,020

	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009B:
2,725	4.000%, 6/01/13	No Opt. Call	A–		2,832,665
4,000	5.000%, 6/01/14	No Opt. Call	A–		4,301,200
4,000	5.000%, 6/01/15	No Opt. Call	A–		4,341,840
4,000	5.000%, 6/01/16	No Opt. Call	A–		4,365,560

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$15,100	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1		$17,881,269

3,260	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	Aaa		3,992,685

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	7/11 at 100.00	BBB		3,001,080

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C:
5,000	2.000%, 9/01/11	No Opt. Call	Aa2		5,023,450
10,000	5.000%, 9/01/16	No Opt. Call	Aa2		10,964,000

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
2,109	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa		2,335,211
560	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa		654,864

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A:
4,225	5.000%, 9/01/11 – NPFG Insured	No Opt. Call	A1		4,280,221
2,750	5.000%, 9/01/12 – NPFG Insured	No Opt. Call	A1		2,874,465

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	Aa1		2,914,725

1,590	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2001, 5.900%, 1/01/17 (Pre-refunded 1/01/12)	1/12 at 100.00	BBB+	(4)	1,649,021
123,374	Total Pennsylvania				130,986,923
	Puerto Rico – 0.9%

7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/24	7/20 at 100.00	A3		7,047,600

12,500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 4.750%, 12/01/15 – NPFG Insured	12/12 at 101.00	BBB		12,879,125
19,500	Total Puerto Rico				19,926,725
	Rhode Island – 0.3%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB		2,025,400

4,540	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB		4,541,634
6,540	Total Rhode Island				6,567,034
	South Carolina – 0.6%

7,110	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB		7,631,732

1,075	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	AA–		1,159,603

1,530	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+		1,614,900

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 5.250%, 8/01/11	No Opt. Call	BBB+		2,012,500

1,000	South Carolina JOBS-Economic Development Authority, Residential Care Facilities First Mortgage Revenue Bonds, South Carolina Episcopal Home at Still Hopes, Series 2004A, 6.000%, 5/15/17	5/11 at 100.00	N/R		987,040
12,715	Total South Carolina				13,405,775

Nuveen Investments	159

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota – 0.1%

$3,010	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA	$3,382,608
	Tennessee – 1.5%

6,000	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee Subordinate Utilities Revenue Bonds, Series 2010, 5.000%, 3/01/14	9/12 at 100.00	A1	6,230,940

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+	541,979
695	5.000%, 7/01/14	No Opt. Call	BBB+	722,411

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15	No Opt. Call	AA	2,214,120
5,000	5.000%, 9/01/16	No Opt. Call	AA	5,560,150
2,500	5.000%, 9/01/18	No Opt. Call	AA	2,767,500

	Tennessee State, General Obligation Bonds, Series 2009A:
7,500	5.000%, 5/01/17	No Opt. Call	Aaa	8,830,425
1,000	5.000%, 5/01/19	5/17 at 100.00	Aaa	1,146,530

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
4,175	5.000%, 9/01/13	No Opt. Call	Ba3	4,397,903
250	5.000%, 9/01/14	No Opt. Call	Ba3	262,885
200	5.250%, 9/01/18	No Opt. Call	Ba3	200,746

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	BBB	1,428,647
31,240	Total Tennessee			34,304,236
	Texas – 5.5%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – SYNCORA GTY Insured	No Opt. Call	BB+	2,205,207

5,000	Austin, Texas, Combined Utility System Revenue Bonds, Series 1992A, 0.000%, 11/15/11 – NPFG Insured	No Opt. Call	A1	4,977,500

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	3,143,970

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	3,411,840

	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984:
2,065	9.375%, 10/01/13 – NPFG Insured (ETM)	10/11 at 100.00	Aaa	2,301,298
80	9.375%, 10/01/13 – NPFG Insured (ETM)	10/11 at 100.00	Aaa	89,154

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007:
5,000	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA	5,519,300
6,700	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	7,749,421

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Methodist Hospital System, Series 2009B:
3,000	5.000%, 12/01/28 (Mandatory put 6/01/12)	No Opt. Call	AA	3,138,930
5,000	5.000%, 12/01/41 (Mandatory put 6/01/13)	No Opt. Call	AA	5,390,950

6,000	Harris County, Texas, General Obligation Bonds, Refunding Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	7,176,420

11,500	Houston, Texas, General Obligation Public Improvement Refunding Bonds, Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	13,149,100

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
1,300	5.000%, 7/01/15	No Opt. Call	AA–	1,450,631
1,100	5.000%, 7/01/16	No Opt. Call	AA–	1,241,438

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$400	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 1998B, 5.200%, 7/01/18 – NPFG Insured (Alternative Minimum Tax)	7/11 at 100.00	A		$400,416

5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 3.750%, 12/01/18 (Mandatory put 5/01/15)	No Opt. Call	BBB		5,782,652

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB		2,151,360

10,050	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008H, 5.000%, 1/01/42 (Mandatory put 1/01/13)	No Opt. Call	A2		10,576,319

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA		10,741,400

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,547,350

8,420	Texas A&M University Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa		9,627,765

6,465	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		7,503,020

2,250	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	Aaa		2,639,633

5,200	Texas State, Transportation Commission Highway Fund Revenue Bonds, First Tier Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,423,392

4,000	Titus County Fresh Water Supply District 1, Texas, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2008, 4.500%, 7/01/11	No Opt. Call	BBB		4,020,240

630	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.200%, 5/15/11	No Opt. Call	Ba1		631,090

1,060	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	1,102,177
117,115	Total Texas				127,091,973
	Virgin Islands – 0.7%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
2,500	5.000%, 10/01/14	No Opt. Call	BBB		2,691,800
4,455	5.000%, 10/01/15	No Opt. Call	BBB		4,844,055
4,375	5.000%, 10/01/16	No Opt. Call	BBB		4,785,681
4,000	5.000%, 10/01/17	No Opt. Call	BBB		4,341,600

15,330	Total Virgin Islands				16,663,136
	Virginia – 0.6%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/12	No Opt. Call	BBB		410,936
400	4.000%, 9/01/13	No Opt. Call	BBB		415,296
400	4.000%, 9/01/14	No Opt. Call	BBB		415,964
400	4.125%, 9/01/15	No Opt. Call	BBB		416,428

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA		1,182,310

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:
4,750	5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–		5,130,570
2,000	5.000%, 11/01/35 (Mandatory put 12/01/11)	No Opt. Call	A–		2,045,700

Nuveen Investments	161

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$1,550	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	$1,574,056

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/15	No Opt. Call	Aa1	1,727,280

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	7/11 at 100.00	N/R	1,750,823
14,150	Total Virginia			15,069,363
	Washington – 1.5%

6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 – SYNCORA GTY Insured	No Opt. Call	Aaa	6,054,240

4,020	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	Aa2	4,659,904

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	11,898,905

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	10,020,507

2,230	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	2,463,816
31,345	Total Washington			35,097,372
	West Virginia – 0.4%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB	2,115,640
7,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1	7,023,030
9,000	Total West Virginia			9,138,670
	Wisconsin – 3.0%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
1,640	5.750%, 6/01/11 (ETM)	No Opt. Call	AAA	1,647,856
110	5.750%, 6/01/12 (ETM)	No Opt. Call	AAA	116,265

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
8,325	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	8,642,849
7,930	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	8,439,820

4,070	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 4.750%, 8/15/25 (Mandatory put 8/15/14)	No Opt. Call	A3	4,307,810

1,100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.625%, 10/01/11	No Opt. Call	AA–	1,123,881

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 6.500%, 2/15/12	No Opt. Call	BBB+	1,293,325

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
450	5.000%, 2/15/12	No Opt. Call	BBB+	460,310
400	5.000%, 2/15/13	No Opt. Call	BBB+	414,980
450	5.000%, 2/15/14	No Opt. Call	BBB+	470,399
500	5.000%, 2/15/15	No Opt. Call	BBB+	526,045

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconisin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	A+	1,610,641
1,555	5.000%, 12/01/17	No Opt. Call	A+	1,688,295
1,635	5.000%, 12/01/18	No Opt. Call	A+	1,757,887
1,710	5.000%, 12/01/19	No Opt. Call	A+	1,821,680

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	$10,332,700

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A3	5,243,700
5,000	5.000%, 7/15/18	No Opt. Call	A3	5,212,850
5,000	5.000%, 7/15/19	No Opt. Call	A3	5,148,600

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
4,000	5.000%, 8/15/14	No Opt. Call	BBB+	4,136,200
2,000	5.250%, 8/15/18	8/16 at 100.00	BBB+	2,019,240

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	BBB+	493,805

2,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	2,287,348
66,080	Total Wisconsin			69,196,486
2,008,761	Total Long-Term Investments (cost $2,093,081,364) – 91.8%			2,141,913,736
	SHORT-TERM INVESTMENTS – 6.1%

	California – 0.1%

3,100	Los Angeles Unified School District, California, Certificates of Participation, Administration Building Project III, Variable Rate Demand Obligations, Refunding Series 2008B, 0.240%, 10/01/31 (7)	6/11 at 100.00	A-1	3,100,000
	Connecticut – 0.8%

4,440	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.230%, 7/01/37 (7)	5/11 at 100.00	VMIG-1	4,440,000

7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 0.170%, 7/01/33 (7)	2/11 at 100.00	A-1+	7,000,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.270%, 7/01/15 (7)	No Opt. Call	A-1+	7,730,000
19,170	Total Connecticut			19,170,000
	Georgia – 0.5%

11,855	Georgia, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1881, 0.250%, 4/01/27 (7)	4/17 at 100.00	VMIG-1	11,855,000
	Maine – 0.3%

6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.270%, 7/01/39 (7)	7/19 at 100.00	VMIG-1	6,665,000
	Maryland – 0.8%

8,335	Maryland Health and Higher Educational Facilities Authority, Variable Rate Demand Revenue Bonds, Goucher College, Series 2007, 0.250%, 7/01/37 (7)	7/11 at 100.00	A-1	8,335,000

9,825	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Variable Rate Demand Obligations, Series 2008, Trust R-11436, 0.270%, 7/01/34 – AGM Insured (7)	7/17 at 100.00	A-1	9,825,000
18,160	Total Maryland			18,160,000
	Massachusetts – 0.7%

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Variable Rate Demand Obligations, Tender Option Bond Trust 3529, 0.260%, 11/15/36 (7)	No Opt. Call	A-1+	10,000,000

3,000	Massachusetts, General Obligation Bonds, SIFMA Index Bonds, Variable Rate Demand Obligaiton Series 2010A, 0.500%, 2/01/12 (7)	8/11 at 100.00	A-1+	3,000,000

Nuveen Investments	163

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$2,700	Massachusetts, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2755, 0.260%, 8/01/27 – AGM Insured (7)	8/17 at 100.00	A-1	$2,700,000
15,700	Total Massachusetts			15,700,000
	North Carolina – 0.2%

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1287, 0.260%, 12/01/34 (7)	12/15 at 100.00	A-1+	5,000,000
	Oregon – 0.3%

5,880	Eugene, Oregon, Electric Utility Revenue Bonds, Variable Rate Demand Obligations, Series 2003A, 0.270%, 8/01/22 (7)	8/13 at 100.00	A-1	5,880,000
	Pennsylvania – 0.4%

5,000	Pennsylvania State, General Obligation Bonds, Variable Rate Demand Obligations, Tax Anticipation Notes First Series 2010-1, 2.500%, 6/30/11 (7)	No Opt. Call	SP-1+	5,018,080

4,330	Pennsylvania State University, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1971, 0.260%, 9/01/13 (7)	No Opt. Call	VMIG-1	4,330,000
9,330	Total Pennsylvania			9,348,080
	South Carolina – 0.3%

7,440	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Refunding Building Equity Sooner, Variable Rate Demand Obligations, Tender Option Bond Trust 2056, 0.250%, 12/01/20 (7)	No Opt. Call	VMIG-1	7,440,000
	Tennessee – 0.4%

8,735	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 08-29, 0.270%, 3/01/16 (7)	No Opt. Call	A-1	8,735,000
	Virginia – 0.7%

4,875	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, The Woodberry Forest School, Variable Rate Demand Obligations, Series 2007, 0.450%, 10/01/37 (7)	No Opt. Call	VMIG-2	4,875,000

6,005	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2876, 0.260%, 6/01/13 (7)	No Opt. Call	F-1+	6,005,000

5,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Variable Rate Demand Obligations, Series 2008, Trust 2917, 0.270%, 10/01/28 (7)	10/18 at 100.00	A-1	5,000,000
15,880	Total Virginia			15,880,000
	Washington – 0.6%

15,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-1C, 0.290%, 11/01/32 (7)	11/17 at 100.00	VMIG-1	15,000,000
$141,915	Total Short-Term Investments (cost $141,933,080)			141,933,080
	Total Investments (cost $2,235,014,444) – 97.9%			2,283,846,816
	Other Assets Less Liabilities – 2.1%			48,498,225
	Net Assets – 100%			$2,332,345,041

164	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	165

Statement of Assets and Liabilities

April 30, 2011

	All-American	High Yield	Inflation Protected	Insured	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $604,798,049, $5,179,022,270, $4,985,499, $784,414,006, $2,419,255,023 and $2,235,014,444, respectively)	$601,110,581	$4,571,602,153	$5,108,140	$768,970,067	$2,456,357,228	$2,283,846,816
Cash	1,379,059	33,741,525	—	519,540	5,405,471	4,755,977
Unrealized appreciation on forward swaps	—	—	50,018	—	—	—
Receivables:
From Adviser	—	—	15,304	—	—	—
Interest	11,757,722	120,781,377	80,012	12,236,944	40,845,734	33,549,257
Investments sold	7,244,843	21,811,989	—	1,016,284	3,807,042	15,720,986
Shares sold	2,298,838	24,002,542	48,730	639,633	3,014,923	10,564,775
Other assets	52,513	277,144	—	107,619	333,971	124,290
Total assets	623,843,556	4,772,216,730	5,302,204	783,490,087	2,509,764,369	2,348,562,101
Liabilities
Cash overdraft	—	—	3,647	—	—	—
Floating rate obligations	—	183,484,000	—	7,495,000	—	—
Unrealized depreciation on forward swaps	—	13,649,309	—	—	—	—
Payables:
Dividends	1,039,555	9,620,477	10,566	876,055	1,951,136	2,082,883
Investments purchased	2,385,308	23,513,444	—	—	1,311,539	6,934,585
Shares redeemed	2,491,001	18,087,946	—	1,132,922	2,074,819	5,198,718
Accrued expenses:
Management fees	230,562	1,899,101	—	288,178	884,660	735,385
12b-1 distribution and service fees	164,071	962,073	1,354	97,328	132,796	411,678
Other	314,220	1,915,577	31,666	416,363	1,135,790	853,811
Total liabilities	6,624,717	253,131,927	47,233	10,305,846	7,490,740	16,217,060
Net assets	$617,218,839	$4,519,084,803	$5,254,971	$773,184,241	$2,502,273,629	$2,332,345,041
Class A Shares
Net assets	$350,778,461	$1,700,469,227	$1,800,681	$272,744,900	$373,176,484	$953,517,437
Shares outstanding	34,253,641	119,548,429	173,736	27,229,151	42,210,300	87,861,428
Net asset value per share	$10.24	$14.22	$10.36	$10.02	$8.84	$10.85
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 3.00%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$10.69	$14.84	$10.68	$10.46	$9.11	$11.13
Class B Shares
Net assets	$5,273,186	$47,700,261	N/A	$5,962,269	$5,282,858	N/A
Shares outstanding	513,517	3,356,442	N/A	593,571	595,612	N/A
Net asset value and offering price per share	$10.27	$14.21	N/A	$10.04	$8.87	N/A
Class C Shares
Net assets	$167,534,668	$1,059,267,832	$1,726,579	$77,739,620	$110,309,999	$566,097,700
Shares outstanding	16,357,922	74,518,970	166,667	7,800,447	12,439,769	52,354,659
Net asset value and offering price per share	$10.24	$14.21	$10.36	$9.97	$8.87	$10.81
Class I Shares
Net assets	$93,632,524	$1,711,647,483	$1,727,711	$416,737,452	$2,013,504,288	$812,729,904
Shares outstanding	9,104,122	120,367,939	166,666	41,659,663	227,225,910	75,312,218
Net asset value and offering price per share	$10.28	$14.22	$10.37	$10.00	$8.86	$10.79
Net Assets Consist of:
Capital paid-in	$638,716,671	$6,304,531,019	$5,070,582	$791,813,696	$2,464,901,055	$2,299,460,854
Undistributed (Over-distribution of) net investment income	3,417,859	(7,580,893)	12,486	1,756,996	11,300,651	(2,660,683)
Accumulated net realized gain (loss)	(21,228,223)	(1,156,795,897)	(756)	(4,942,512)	(11,030,282)	(13,287,502)
Net unrealized appreciation (depreciation)	(3,687,468)	(621,069,426)	172,659	(15,443,939)	37,102,205	48,832,372
Net assets	$617,218,839	$4,519,084,803	$5,254,971	$773,184,241	$2,502,273,629	$2,332,345,041
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A	– Inflation Protected and Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

166	Nuveen Investments

Statement of Operations

Year Ended April 30, 2011

	All-American	High Yield	Inflation Protected*	Insured	Intermediate Duration	Limited Term
Investment Income	$37,803,267	$393,354,768	$27,306	$43,305,734	$115,599,433	$80,382,573
Expenses
Management fees	2,860,541	25,596,988	3,625	3,854,921	11,063,702	9,184,086
12b-1 service fees – Class A	724,386	4,025,320	505	591,527	750,815	2,047,335
12b-1 distribution and service fees – Class B	70,971	594,988	N/A	85,054	81,726	N/A
12b-1 distribution and service fees – Class C	1,280,790	8,846,023	1,886	649,239	828,357	3,136,817
Shareholders’ servicing agent fees and expenses	299,011	2,386,120	4	459,069	1,392,007	976,145
Interest expense	—	1,918,432	—	37,725	—	—
Custodian’s fees and expenses	122,296	855,805	2,209	147,685	431,149	432,326
Trustees’ fees and expenses	14,728	114,918	25	19,859	60,192	56,235
Professional fees	40,376	2,700,695	15,155	111,994	218,390	164,060
Shareholders’ reports – printing and mailing expenses	76,061	445,142	6,400	91,848	276,008	228,827
Federal and state registration fees	146,158	305,158	7,978	109,303	163,546	270,914
Other expenses	16,551	290,518	12	24,321	65,393	74,893
Total expenses before custodian fee credit and expense reimbursement	5,651,869	48,080,107	37,799	6,182,545	15,331,285	16,571,638
Custodian fee credit	(18,373)	(41,178)	(142)	(13,412)	(12,648)	(29,298)
Expense reimbursement	—	—	(31,013)	—	—	—
Net expenses	5,633,496	48,038,929	6,644	6,169,133	15,318,637	16,542,340
Net investment income (loss)	32,169,771	345,315,839	20,662	37,136,601	100,280,796	63,840,233
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,207,064	(55,980,993)	(757)	(87,231)	4,673,555	(1,757,514)
Forward swaps	(1,973,667)	(32,600,000)	—	—	(5,965,000)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(27,419,092)	(351,659,327)	122,641	(32,915,687)	(43,398,254)	(3,516,814)
Forward swaps	379,700	59,191	50,018	—	2,135,900	—
Net realized and unrealized gain (loss)	(27,805,995)	(440,181,129)	171,902	(33,002,918)	(42,553,799)	(5,274,328)
Net increase (decrease) in net assets from operations	$4,363,776	$(94,865,290)	$192,564	$4,133,683	$57,726,997	$58,565,905

*	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
N/A	– Inflation Protected and Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	167

Statement of Changes in Net Assets

	All-American		High-Yield
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Operations
Net investment income (loss)	$32,169,771	$26,743,619	$345,315,839	$285,046,521
Net realized gain (loss) from:
Investments	1,207,064	(5,528,924)	(55,980,993)	(81,075,547)
Forward swaps	(1,973,667)	594,000	(32,600,000)	19,666,286
Futures	—	(194,170)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(27,419,092)	56,821,470	(351,659,327)	804,903,608
Forward swaps	379,700	(612,858)	59,191	(15,484,707)
Net increase (decrease) in net assets from operations	4,363,776	77,823,137	(94,865,290)	1,013,056,161
Distributions to Shareholders
From net investment income:
Class A	(19,075,150)	(17,569,347)	(140,447,371)	(140,652,369)
Class B	(335,658)	(491,621)	(3,907,283)	(5,191,148)
Class C	(8,060,345)	(6,036,957)	(75,957,457)	(66,654,558)
Class I	(4,251,784)	(1,451,066)	(117,982,750)	(84,484,952)
Decrease in net assets from distributions to shareholders	(31,722,937)	(25,548,991)	(338,294,861)	(296,983,027)
Fund Share Transactions
Proceeds from sale of shares	278,951,439	212,536,167	2,490,963,393	2,788,314,294
Proceeds from shares issued to shareholders due to reinvestment of distributions	17,690,188	12,295,717	200,902,841	172,538,556
	296,641,627	224,831,884	2,691,866,234	2,960,852,850
Cost of shares redeemed	(205,143,683)	(160,492,162)	(2,637,190,781)	(1,517,478,891)
Net increase (decrease) in net assets from Fund share transactions	91,497,944	64,339,722	54,675,453	1,443,373,959
Net increase (decrease) in net assets	64,138,783	116,613,868	(378,484,698)	2,159,447,093
Net assets at the beginning of period	553,080,056	436,466,188	4,897,569,501	2,738,122,408
Net assets at the end of period	$617,218,839	$553,080,056	$4,519,084,803	$4,897,569,501
Undistributed (Over-distribution of) net investment income at the end of period	$3,417,859	$3,051,868	$(7,580,893)	$(12,924,755)

See accompanying notes to financial statements.

168	Nuveen Investments

	Inflation Protected	Insured
	For the period March 8, 2011 (commencement of operations) through April 30, 2011	Year Ended 4/30/11	Year Ended 4/30/10
Operations
Net investment income (loss)	$20,662	$37,136,601	$37,701,329
Net realized gain (loss) from:
Investments	(757)	(87,231)	2,962,291
Forward swaps	—	—	—
Futures	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	122,641	(32,915,687)	26,616,536
Forward swaps	50,018	—	—
Net increase (decrease) in net assets from operations	192,564	4,133,683	67,280,156
Distributions to Shareholders
From net investment income:
Class A	(3,666)	(12,715,991)	(12,325,233)
Class B	N/A	(316,001)	(534,559)
Class C	(3,067)	(3,231,484)	(2,944,458)
Class I	(3,833)	(20,191,621)	(21,195,291)
Decrease in net assets from distributions to shareholders	(10,566)	(36,455,097)	(36,999,541)
Fund Share Transactions
Proceeds from sale of shares	5,072,973	81,710,774	125,675,536
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	24,651,105	24,775,786
	5,072,973	106,361,879	150,451,322
Cost of shares redeemed	—	(164,309,537)	(109,373,622)
Net increase (decrease) in net assets from Fund share transactions	5,072,973	(57,947,658)	41,077,700
Net increase (decrease) in net assets	5,254,971	(90,269,072)	71,358,315
Net assets at the beginning of period	—	863,453,313	792,094,998
Net assets at the end of period	$5,254,971	$773,184,241	$863,453,313
Undistributed (Over-distribution of) net investment income at the end of period	$12,486	$1,756,996	$1,076,841

N/A	– Inflation Protected is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	169

Statement of Changes in Net Assets (continued)

	Intermediate Duration		Limited Term
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Operations
Net investment income (loss)	$100,280,796	$98,221,808	$63,840,233	$50,632,916
Net realized gain (loss) from:
Investments	4,673,555	2,221,305	(1,757,514)	(1,203,651)
Forward swaps	(5,965,000)	(2,948,000)	—	—
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(43,398,254)	115,433,339	(3,516,814)	40,321,483
Forward swaps	2,135,900	2,656,302	—	—
Net increase (decrease) in net assets from operations	57,726,997	215,584,754	58,565,905	89,750,748
Distributions to Shareholders
From net investment income:
Class A	(14,128,028)	(13,486,790)	(27,097,243)	(26,878,639)
Class B	(258,250)	(384,067)	N/A	N/A
Class C	(3,550,379)	(2,739,605)	(13,240,908)	(11,605,304)
Class I	(80,706,393)	(78,771,123)	(21,728,036)	(17,201,976)
Decrease in net assets from distributions to shareholders	(98,643,050)	(95,381,585)	(62,066,187)	(55,685,919)
Fund Share Transactions
Proceeds from sale of shares	393,342,222	305,923,212	1,151,570,972	1,444,964,598
Proceeds from shares issued to shareholders due to reinvestment of distributions	75,138,484	73,162,602	35,321,867	29,762,945
	468,480,706	379,085,814	1,186,892,839	1,474,727,543
Cost of shares redeemed	(455,028,230)	(295,359,836)	(1,056,230,339)	(534,578,952)
Net increase (decrease) in net assets from Fund share transactions	13,452,476	83,725,978	130,662,500	940,148,591
Net increase (decrease) in net assets	(27,463,577)	203,929,147	127,162,218	974,213,420
Net assets at the beginning of period	2,529,737,206	2,325,808,059	2,205,182,823	1,230,969,403
Net assets at the end of period	$2,502,273,629	$2,529,737,206	$2,332,345,041	$2,205,182,823
Undistributed (Over-distribution of) net investment income at the end of period	$11,300,651	$9,899,342	$(2,660,683)	$(4,440,401)

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

170	Nuveen Investments

Financial Highlights

Nuveen Investments	171

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/88)
2011	$10.63	$.56	$(.40)	$.16	$(.55)	$—	$(.55)	$10.24	1.53%
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63	17.36
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54	(4.41)
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47
Class B (2/97)
2011	10.66	.48	(.39)	.09	(.48)	—	(.48)	10.27	.79
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66	16.49
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66
Class C (6/93)
2011	10.63	.50	(.39)	.11	(.50)	—	(.50)	10.24	.99
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63	16.62
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87
Class I (2/97)(e)
2011	10.67	.58	(.39)	.19	(.58)	—	(.58)	10.28	1.84
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67	17.52
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72

172	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$350,778	.78%	.78%	5.34%	26%
352,666	.80	.80	5.46	33
303,949	.83	.80	5.48	31
315,885	.91	.80	4.43	29
283,722	.91	.79	4.21	6

5,273	1.53	1.53	4.56	26%
9,706	1.55	1.55	4.73	33
12,342	1.57	1.54	4.70	31
17,624	1.66	1.55	3.66	29
22,087	1.67	1.55	3.46	6

167,535	1.33	1.33	4.78	26%
151,025	1.34	1.34	4.91	33
108,149	1.38	1.35	4.95	31
100,333	1.46	1.35	3.89	29
78,977	1.46	1.34	3.66	6

93,633	.58	.58	5.53	26%
39,683	.59	.59	5.64	33
12,027	.63	.60	5.67	31
11,541	.71	.60	4.64	29
8,910	.71	.59	4.42	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	173

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (6/99)
2011	$15.53	$1.08	$(1.33)	$(.25)	$(1.06)	$—		$(1.06)	$14.22	(1.78)%
2010	12.73	1.06	2.83	3.89	(1.09)	—		(1.09)	15.53	31.50
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—		(1.14)	12.73	(28.45)
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—		(1.08)	19.26	(10.97)
2007	22.06	1.06	.73	1.79	(1.08)	—	*	(1.08)	22.77	8.24
Class B (6/99)
2011	15.51	.97	(1.33)	(.36)	(.94)	—		(.94)	14.21	(2.46)
2010	12.72	.95	2.83	3.78	(.99)	—		(.99)	15.51	30.40
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—		(1.02)	12.72	(28.99)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—		(.92)	19.24	(11.63)
2007	22.04	.89	.72	1.61	(.90)	—	*	(.90)	22.75	7.43
Class C (6/99)
2011	15.51	.99	(1.32)	(.33)	(.97)	—		(.97)	14.21	(2.33)
2010	12.73	.98	2.82	3.80	(1.02)	—		(1.02)	15.51	30.73
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—		(1.06)	12.73	(28.87)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—		(.96)	19.25	(11.44)
2007	22.05	.94	.72	1.66	(.95)	—	*	(.95)	22.76	7.65
Class I (6/99)(f)
2011	15.52	1.10	(1.31)	(.21)	(1.09)	—		(1.09)	14.22	(1.52)
2010	12.73	1.09	2.82	3.91	(1.12)	—		(1.12)	15.52	31.66
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—		(1.18)	12.73	(28.33)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—		(1.12)	19.26	(10.82)
2007	22.07	1.11	.72	1.83	(1.12)	—	*	(1.12)	22.78	8.48

174	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(g)

Ending Net Assets (000)	Expenses Including Interest(d)(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$1,700,469	.88%	.85%	7.12%	31%
2,158,475	.89	.86	7.27	11
1,352,846	.97	.88	7.20	50
1,959,271	1.08	.83	5.27	27
2,627,743	.88	.83	4.70	5

47,700	1.63	1.60	6.38	31%
73,920	1.64	1.61	6.58	11
73,287	1.72	1.63	6.41	50
139,377	1.83	1.59	4.53	27
184,996	1.63	1.58	3.97	5

1,059,268	1.43	1.40	6.59	31%
1,166,535	1.44	1.41	6.71	11
656,599	1.52	1.43	6.63	50
1,071,895	1.63	1.39	4.73	27
1,375,664	1.43	1.38	4.15	5

1,711,647	.68	.65	7.32	31%
1,498,640	.69	.66	7.43	11
655,390	.77	.68	7.38	50
914,424	.89	.64	5.49	27
1,177,168	.67	.62	4.87	5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and interest expense paid on Fund borrowings, as described in Footnote 8 – Borrowing Arrangements.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended April 30:
2011	.01%
2010	.01
2009	.01
2008	.06
2007	—

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	175

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INFLATION PROTECTED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (3/11)
2011(f)	$10.00	$.04	$.34	$.38	$(.02)	$—	$(.02)	$10.36	3.82%
Class C (3/11)
2011(f)	10.00	.03	.35	.38	(.02)	—	(.02)	10.36	3.78
Class I (3/11)
2011(f)	10.00	.05	.34	.39	(.02)	—	(.02)	10.37	3.93

176	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement						Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$1,801	4.87	%*	4.87	%*	(1.27	)%*	.78	%*	.78	%*	2.83	%*	6%

1,727	5.44	*	5.44	*	(1.82	)*	1.33	*	1.33	*	2.28	*	6%

1,728	4.69	*	4.69	*	(1.07	)*	.58	*	.58	*	3.03	*	6%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Polices, Inverse Floating Rate Securities.
(f)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	177

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INSURED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2011	$10.39	$.45	$(.38)	$.07	$(.44)	$—		$(.44)	$10.02	.67%
2010	10.02	.46	.36	.82	(.45)	—		(.45)	10.39	8.34
2009	10.45	.46	(.44)	.02	(.45)	—		(.45)	10.02	.33
2008	10.82	.45	(.36)	.09	(.45)	(.01)		(.46)	10.45	.85
2007	10.69	.45	.13	.58	(.45)	—	*	(.45)	10.82	5.52
Class B (2/97)
2011	10.42	.37	(.39)	(.02)	(.36)	—		(.36)	10.04	(.19)
2010	10.04	.38	.37	.75	(.37)	—		(.37)	10.42	7.61
2009	10.47	.38	(.44)	(.06)	(.37)	—		(.37)	10.04	(.44)
2008	10.83	.37	(.35)	.02	(.37)	(.01)		(.38)	10.47	.14
2007	10.70	.37	.13	.50	(.37)	—	*	(.37)	10.83	4.70
Class C (9/94)
2011	10.34	.39	(.38)	.01	(.38)	—		(.38)	9.97	.09
2010	9.96	.40	.37	.77	(.39)	—		(.39)	10.34	7.86
2009	10.39	.40	(.44)	(.04)	(.39)	—		(.39)	9.96	(.28)
2008	10.75	.39	(.36)	.03	(.38)	(.01)		(.39)	10.39	.31
2007	10.62	.39	.13	.52	(.39)	—	*	(.39)	10.75	4.91
Class I (12/86)(f)
2011	10.38	.47	(.39)	.08	(.46)	—		(.46)	10.00	.75
2010	10.00	.48	.37	.85	(.47)	—		(.47)	10.38	8.65
2009	10.43	.48	(.44)	.04	(.47)	—		(.47)	10.00	.51
2008	10.79	.47	(.35)	.12	(.47)	(.01)		(.48)	10.43	1.11
2007	10.67	.47	.12	.59	(.47)	—	*	(.47)	10.79	5.61

178	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$272,745	.77%	.77%	4.37%	6%
297,044	.79	.78	4.46	14
252,137	.88	.79	4.58	10
242,493	.99	.77	4.25	9
220,377	.96	.77	4.17	10

5,962	1.52	1.52	3.60	6%
12,361	1.54	1.53	3.72	14
18,273	1.62	1.53	3.83	10
23,125	1.74	1.52	3.49	9
27,490	1.71	1.52	3.42	10

77,740	1.32	1.32	3.82	6%
86,326	1.34	1.33	3.91	14
65,940	1.43	1.34	4.04	10
48,375	1.54	1.32	3.70	9
34,338	1.51	1.32	3.62	10

416,737	.57	.57	4.57	6%
467,722	.59	.58	4.66	14
455,745	.68	.59	4.78	10
496,431	.79	.57	4.44	9
540,402	.76	.57	4.37	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive on expense reimbursement from the Adviser during the fiscal years ended 2007 through 2011.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Polices, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	179

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/95)
2011	$8.98	$.34	$(.14)	$.20	$(.34)	$—	$(.34)	$8.84	2.21%
2010	8.54	.35	.43	.78	(.34)	—	(.34)	8.98	9.24
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54	1.22
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98
Class B (2/97)
2011	9.01	.27	(.14)	.13	(.27)	—	(.27)	8.87	1.46
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01	8.40
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57	.43
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27
Class C (6/95)
2011	9.01	.29	(.14)	.15	(.29)	—	(.29)	8.87	1.66
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01	8.62
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57	.76
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58
Class I (11/76)(f)
2011	9.00	.36	(.15)	.21	(.35)	—	(.35)	8.86	2.41
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00	9.41
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56	1.51
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30

180	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$373,176	.74%	.74%	3.82%	6%
374,528	.75	.75	3.91	5
324,071	.76	.76	4.03	6
292,750	.75	.75	3.77	23
304,084	.75	.75	3.76	38

5,283	1.49	1.49	3.05	6%
11,040	1.50	1.50	3.16	5
14,204	1.51	1.51	3.26	6
17,745	1.50	1.50	3.01	23
20,700	1.50	1.50	3.01	38

110,310	1.29	1.29	3.27	6%
100,047	1.30	1.30	3.35	5
71,165	1.31	1.31	3.48	6
56,741	1.30	1.30	3.22	23
54,909	1.30	1.30	3.21	38

2,013,504	.54	.54	4.02	6%
2,044,122	.55	.55	4.11	5
1,916,368	.56	.56	4.21	6
2,128,272	.55	.55	3.96	23
2,046,934	.55	.55	3.96	38

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the fiscal years ended 2007 through 2011.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	181

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (10/87)
2011	$10.85	$.30	$(.01)	$.29	$(.29)	$—		$(.29)	$10.85	2.68%
2010	10.60	.32	.28	.60	(.35)	—		(.35)	10.85	5.73
2009	10.63	.38	(.03)	.35	(.38)	—		(.38)	10.60	3.38
2008	10.60	.38	.03	.41	(.38)	—		(.38)	10.63	3.95
2007	10.55	.38	.04	.42	(.37)	—	*	(.37)	10.60	4.07
Class C (12/95)
2011	10.82	.26	(.02)	.24	(.25)	—		(.25)	10.81	2.26
2010	10.57	.28	.28	.56	(.31)	—		(.31)	10.82	5.39
2009	10.60	.34	(.03)	.31	(.34)	—		(.34)	10.57	3.04
2008	10.57	.34	.04	.38	(.35)	—		(.35)	10.60	3.61
2007	10.52	.34	.05	.39	(.34)	—	*	(.34)	10.57	3.72
Class I (2/97)(e)
2011	10.79	.32	(.01)	.31	(.31)	—		(.31)	10.79	2.87
2010	10.54	.34	.28	.62	(.37)	—		(.37)	10.79	5.94
2009	10.57	.40	(.03)	.37	(.40)	—		(.40)	10.54	3.59
2008	10.54	.40	.04	.44	(.41)	—		(.41)	10.57	4.21
2007	10.50	.40	.04	.44	(.40)	—	*	(.40)	10.54	4.22

182	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$953,517	.68%	.68%	2.72%	13%
1,001,241	.71	.71	2.98	10
615,646	.72	.72	3.59	11
487,491	.72	.72	3.57	12
410,955	.73	.73	3.55	16

566,098	1.03	1.03	2.37	13%
509,512	1.06	1.06	2.63	10
282,951	1.07	1.07	3.24	11
219,228	1.07	1.07	3.22	12
213,117	1.08	1.08	3.20	16

812,730	.48	.48	2.92	13%
694,430	.51	.51	3.16	10
332,373	.52	.52	3.78	11
117,193	.52	.52	3.77	12
41,901	.52	.52	3.78	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	183

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Insured Municipal Bond Fund (“Insured”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, with the exception of High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Effective April 27, 2011, Insured is closed to new investors. Investors in the Fund as of April 27, 2011 may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC.

All American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide a high level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Intermediate Duration generally intends to maintain a portfolio duration within a defined range (currently between 4.5 and seven years). Limited Term generally invests in bonds with short- to intermediate-term maturities. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Sub-Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 10% of its net assets in defaulted municipal bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Sub-Adviser uses a research-intensive investment process to identify high-yielding municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects. The Sub-Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 80% of its net assets in investment grade quality municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may also invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund generally invests in intermediate and long-term bonds with a duration of between two and ten years, and generally intends to maintain the weighted average duration of its municipal bond portfolio within a defined intermediate-term range (currently, between four and seven years) over time. The Sub-Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above average total return. The Sub-Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds. The Fund seeks to protect investors from inflation in two ways. First, as with other municipal bond funds, a portion of the Fund’s current yield compensates an investor for current inflation expectations. Second, the Fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the Fund by investing in inflation-linked instruments, such as Consumer Price Index (CPI) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio.

Insured’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions the Fund invests at least 80% of its net assets in municipal

184	Nuveen Investments

bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. In addition, the municipal securities in which the Fund invests are, at the time of purchase, (i) rated BBB/Baa or higher or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or higher; (ii) unrated, but judged to be of comparable quality by the Sub-Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Sub-Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term, insured municipal bonds that offer above-average total return. The Sub-Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price.

Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2011, High Yield had outstanding when-issued/delayed delivery purchase commitments of $5,626,981. There were no such outstanding purchase commitments in any of the other Funds.

Nuveen Investments	185

Notes to Financial Statements (continued)

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Insurance

Under normal market conditions, and during the fiscal year ended April 30, 2011, Insured invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floating rate securities whose underlying bonds are covered by insurance were included for purposes of the 80%. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered “while in fund” under a master portfolio insurance policy purchased by the Fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or Fund shares. The Adviser may obtain master policies from insurers that specialize in insuring municipal bonds.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund, and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

186	Nuveen Investments

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended April 30, 2011, each Fund, except for Inflation Protected, invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At April 30, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	All-American	High Yield	Insured	Intermediate Duration	Limited Term
Maximum exposure to Recourse Trusts	$27,320,000	$1,044,507,000	$19,490,000	$11,250,000	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended April 30, 2011, were as follows:

	High Yield	Insured
Average floating rate obligations outstanding	$193,802,723	$7,495,000
Average annual interest rate and fees	0.80%	0.50%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these

Nuveen Investments	187

Notes to Financial Statements (continued)

transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended April 30, 2011, All American, High Yield and Intermediate Duration entered into forward interest rate swap contracts to reduce the duration of each Fund’s portfolio. During the period March 8, 2011 (commencement of operations) through April 30, 2011, Inflation Protected entered into forward interest rate swap contracts to hedge its municipal bond interest rate risk while minimizing the generation of taxable interest income as well as to hedge against rising inflation. The Fund pays a fixed rate of interest and receives a payment indexed to the Consumer Price Index, such that if inflation rises, the swap benefits, and if inflation decreases, the swap value is reduced. The average notional amounts of forward interest rate swap contracts outstanding during the fiscal year ended April 30, 2011, were as follows:

	All-American	High Yield	Inflation Protected*	Intermediate Duration
Average notional amount of forward interest rate swap contracts outstanding**	$5,550,000	$240,520,000	$5,000,000	$10,600,000
*	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
**	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not enter into futures contracts during the fiscal year ended April 30, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

188	Nuveen Investments

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

ReFlow Liquidity Program

During the fiscal year ended April 30, 2011, High Yield was authorized to participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. After purchasing fund shares, ReFlow then redeems those shares when the fund next experiences net sales, at the end of ReFlow’s maximum holding period (currently 28 days), or at other times at ReFlow’s discretion. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% (for each use for up to 28 days) of the value of the fund shares purchased by ReFlow. The fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance.

ReFlow only purchases Class I shares of a fund and is not subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund.

Fees incurred on the ReFlow liquidity program, if any, are recognized as a component of “Other expenses” on the Statement of Operations.

Effective February 28, 2011, the Fund terminated its participation in the ReFlow liquid program.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	189

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2011:

All-American	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$601,060,481	$50,100	$601,110,581

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$4,493,177,553	$77,433,318	$4,570,610,871
Common Stocks	991,283	—	—	991,283
Derivatives:
Forward Swaps*	—	(13,649,309)	—	(13,649,309)
Total	$991,283	$4,479,528,244	$77,433,318	$4,557,952,845

Inflation Protected	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$5,108,140	$—	$5,108,140
Derivatives:
Forward Swaps*	—	50,018	—	50,018
Total	$—	$5,158,158	$—	$5,158,158

Insured	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$768,970,067	$—	$768,970,067

Intermediate Duration	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,456,357,228	$—	$2,456,357,228

Limited Term	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,141,731,236	$182,500	$2,141,913,736
Short-Term Investments	—	141,933,080	—	141,933,080
Total	$—	$2,283,664,316	$182,500	$2,283,846,816
*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of All-American’s, High Yield’s, and Limited Term’s Level 3 investments held at the beginning and end of the measurement period:

	All-American Level 3 Municipal Bonds	High Yield Level 3 Municipal Bonds	Limited Term Level 3 Municipal Bonds
Balance at the beginning of year	$649,400	$79,609,442	$358,150
Gains (losses):
Net realized gains (losses)	—	(4,650,972)	—
Net change in unrealized appreciation (depreciation)	(599,300)	(17,952,435)	(175,650)
Purchases at cost	—	6,609,887	—
Sales at proceeds	—	(17,260,097)	—
Net discounts (premiums)	—	2,411	—
Transfers into	—	31,075,082	—
Transfers out of	—	—	—
Balance at the end of year	$50,100	$77,433,318	$182,500
Net change in unrealized appreciation (depreciation) during the year of Level 3 securities held as of April 30, 2011	$(599,300)	$41,145,929	$(175,650)

During the fiscal year ended April 30, 2011, the Funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

190	Nuveen Investments

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of April 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Yield
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$13,649,309

Inflation Protected
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$50,018	Unrealized depreciation on forward swaps*	$—
*	Represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended April 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Realized Gain (Loss) from Forward Swaps	All-American	High Yield	Intermediate Duration
Risk Exposure
Interest Rate	$(1,973,667)	$(32,600,000)	$(5,965,000)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	All-American	High Yield	Inflation Protected	Intermediate Duration
Risk Exposure
Interest Rate	$379,700	$59,191	$50,018	$2,135,900

4. Fund Shares

Transactions in Fund shares were as follows:

	All-American
	Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,462,922	$110,348,766	10,356,146	$106,873,541
Class A – automatic conversion of Class B Shares	147,912	1,558,451	245,406	2,494,136
Class B	10,678	112,396	51,454	542,219
Class C	6,438,793	68,155,504	4,737,076	48,962,605
Class I	9,247,654	98,776,322	5,321,383	53,663,666
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,030,443	10,811,869	836,632	8,622,867
Class B	18,007	190,310	25,576	263,187
Class C	348,924	3,662,964	243,933	2,518,147
Class I	287,869	3,025,045	85,958	891,516
	27,993,202	296,641,627	21,903,564	224,831,884

Nuveen Investments	191

Notes to Financial Statements (continued)

	All-American
	Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount
Shares redeemed:
Class A	(10,567,567)	$(109,802,671)	(10,117,472)	$(105,024,180)
Class B	(278,247)	(2,943,991)	(211,451)	(2,183,403)
Class B – automatic conversion to Class A Shares	(147,537)	(1,558,451)	(244,701)	(2,494,136)
Class C	(4,635,948)	(47,812,735)	(2,101,609)	(21,470,022)
Class I	(4,149,479)	(43,025,835)	(2,944,101)	(29,320,421)
	(19,778,778)	(205,143,683)	(15,619,334)	(160,492,162)
Net increase (decrease)	8,214,424	$91,497,944	6,284,230	$64,339,722

	High Yield
	Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	57,388,307	$867,870,895	88,951,548	$1,287,576,931
Class A – automatic conversion of Class B Shares	230,528	3,521,026	150,305	2,150,657
Class B	45,486	670,712	48,119	696,341
Class C	20,880,715	317,921,435	32,352,547	468,267,424
Class I	86,972,978	1,300,979,325	70,224,042	1,029,622,941
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,510,516	82,993,553	5,690,806	83,274,143
Class B	160,723	2,424,260	200,971	2,927,190
Class C	2,797,460	42,015,451	2,359,887	34,579,310
Class I	4,884,346	73,469,577	3,529,539	51,757,913
	178,871,059	2,691,866,234	203,507,764	2,960,852,850
Shares redeemed:
Class A	(82,609,787)	(1,241,267,117)	(62,051,279)	(909,370,244)
Class B	(1,384,553)	(20,615,252)	(1,093,129)	(16,031,777)
Class B – automatic conversion to Class A Shares	(230,745)	(3,521,026)	(150,387)	(2,150,657)
Class C	(24,348,690)	(360,096,693)	(11,118,927)	(163,709,911)
Class I	(68,046,863)	(1,011,690,693)	(28,681,177)	(426,216,302)
	(176,620,638)	(2,637,190,781)	(103,094,899)	(1,517,478,891)
Net increase (decrease)	2,250,421	$54,675,453	100,412,865	$1,443,373,959

	Inflation Protected
	For the Period 3/8/11 (commencement of operations) through 4/30/11
	Shares	Amount
Shares sold:
Class A	173,736	$1,739,643
Class C	166,667	1,666,670
Class I	166,666	1,666,660
Net increase (decrease)	507,069	$5,072,973

192	Nuveen Investments

	Insured
	Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,807,289	$49,616,786	7,671,450	$78,731,021
Class A – automatic conversion of Class B Shares	201,203	2,071,000	291,037	2,956,935
Class B	25,228	261,624	35,426	367,114
Class C	1,738,676	17,878,166	2,810,446	28,709,682
Class I	1,151,873	11,883,198	1,453,536	14,910,784
Shares issued to shareholders due to reinvestment of distributions:
Class A	802,353	8,224,843	738,545	7,579,243
Class B	17,420	179,787	30,014	308,269
Class C	180,644	1,841,925	156,253	1,595,366
Class I	1,406,971	14,404,550	1,493,877	15,292,908
	10,331,657	106,361,879	14,680,584	150,451,322
Shares redeemed:
Class A	(7,163,862)	(72,564,715)	(5,288,208)	(54,267,434)
Class B	(434,646)	(4,474,055)	(408,623)	(4,204,826)
Class B – automatic conversion to Class A Shares	(200,700)	(2,071,000)	(290,362)	(2,956,935)
Class C	(2,468,906)	(24,825,873)	(1,234,416)	(12,616,043)
Class I	(5,972,258)	(60,373,894)	(3,445,455)	(35,328,384)
	(16,240,372)	(164,309,537)	(10,667,064)	(109,373,622)
Net increase (decrease)	(5,908,715)	$(57,947,658)	4,013,520	$41,077,700

	Intermediate Duration
	Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,940,159	$115,163,705	11,278,797	$99,937,996
Class A – automatic conversion of Class B Shares	170,624	1,525,963	160,700	1,409,225
Class B	70,134	628,610	45,500	407,184
Class C	4,161,816	37,424,538	4,419,786	39,369,152
Class I	26,661,496	238,599,406	18,500,325	164,799,655
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,137,807	10,174,048	1,117,950	9,891,299
Class B	16,205	145,750	23,562	208,907
Class C	206,340	1,849,410	150,047	1,333,479
Class I	7,027,809	62,969,276	6,966,384	61,728,917
	52,392,390	468,480,706	42,663,051	379,085,814
Shares redeemed:
Class A	(13,735,860)	(122,034,216)	(8,793,496)	(77,906,435)
Class B	(545,335)	(4,884,026)	(340,866)	(3,025,280)
Class B – automatic conversion to Class A Shares	(170,135)	(1,525,963)	(160,152)	(1,409,225)
Class C	(3,032,959)	(27,022,954)	(1,770,080)	(15,692,848)
Class I	(33,531,199)	(299,561,071)	(22,296,294)	(197,326,048)
	(51,015,488)	(455,028,230)	(33,360,888)	(295,359,836)
Net increase (decrease)	1,376,902	$13,452,476	9,302,163	$83,725,978

Nuveen Investments	193

Notes to Financial Statements (continued)

	Limited Term
	Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,111,844	$447,738,620	60,399,159	$651,748,222
Class C	18,478,715	200,872,478	25,751,903	277,016,461
Class I	46,501,716	502,959,874	48,106,743	516,199,916
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,769,132	19,266,058	1,619,049	17,458,455
Class C	685,242	7,435,320	543,583	5,844,938
Class I	796,119	8,620,489	602,299	6,459,551
	109,342,768	1,186,892,839	137,022,736	1,474,727,543
Shares redeemed:
Class A	(47,283,891)	(513,013,371)	(27,813,279)	$(300,340,386)
Class C	(13,918,586)	(150,340,601)	(5,952,377)	(64,132,529)
Class I	(36,350,631)	(392,876,367)	(15,876,451)	(170,106,037)
	(97,553,108)	(1,056,230,339)	(49,642,107)	(534,578,952)
Net increase (decrease)	11,789,660	$130,662,500	87,380,629	$940,148,591

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, when applicable) during the fiscal year ended April 30, 2011, were as follows:

	All- American	High Yield	Inflation Protected	Insured	Intermediate Duration	Limited Term
Purchases	$249,388,746	$1,580,066,331	$5,315,181	$53,431,736	$181,405,523	$492,801,487
Sales and maturities	158,594,165	1,544,258,841	325,197	100,131,452	159,387,798	279,558,746

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, when applicable), as determined on a federal income tax basis, were as follows:

	All- American	High Yield	Inflation Protected	Insured	Intermediate Duration	Limited Term
Cost of investments	$603,680,769	$4,984,959,740	$4,985,073	$778,490,089	$2,415,762,999	$2,234,054,310
Gross unrealized:
Appreciation	$21,923,236	$119,499,529	$125,142	$21,663,285	$93,429,901	$66,872,389
Depreciation	(24,493,424)	(716,564,176)	(2,075)	(38,678,983)	(52,835,672)	(17,079,883)
Net unrealized appreciation (depreciation) of investments	$(2,570,188)	$(597,064,647)	$123,067	$(17,015,698)	$40,594,229	$49,792,506

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and nondeductible stock offering costs, resulted in reclassifications among the Funds’ components of net assets at April 30, 2011, the Funds’ tax year-end, as follows:

	All- American	High Yield	Inflation Protected	Insured	Intermediate Duration	Limited Term
Capital paid-in	$—	$(96,004)	$(2,391)	$—	$(119)	$(998,547)
Undistributed (Over-distribution of) net investment income	(80,843)	(1,677,116)	2,390	(1,349)	(236,437)	5,672
Accumulated net realized gain (loss)	80,843	1,773,120	1	1,349	236,556	992,875

194	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2011, the Funds’ tax year end, were as follows:

	All- American	High Yield	Inflation Protected	Insured	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$4,809,293	$—	$22,626	$3,574,862	$13,831,153	$997,734
Undistributed net ordinary income**	180,423	5,252,863	—	—	2,131,547	69,184
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2011 through April 30, 2011, and paid on May 2, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2011 and April 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	All- American	High Yield	Inflation Protected****	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income***	$31,196,518	$337,487,311	$—	$36,772,545	$98,438,395	$62,204,135
Distributions from net ordinary income**	138,996	979,386	—	—	142,534	90,659
Distributions from net long-term capital gains	—	—	—	—	—	—

2010	All- American	High Yield	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$25,148,674	$288,747,947	$36,845,233	$94,508,836	$53,706,972
Distributions from net ordinary income**	—	1,315,100	16,492	542,844	880,264
Distributions from net long-term capital gains	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2011, as Exempt Interest Dividends.
****	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

At April 30, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	All- American	High Yield	Insured	Intermediate Duration	Limited Term
Expiration:
April 30, 2012	$3,378,131	$—	$—	$—	$—
April 30, 2013	605,409	—	—	—	169,527
April 30, 2014	—	—	—	—	1,064,312
April 30, 2015	—	273,441	—	—	7,283,015
April 30, 2016	—	25,595,622	—	—	546,020
April 30, 2017	2,196,257	277,191,907	23,832,300	624,900	1,071,726
April 30, 2018	14,165,565	755,760,482	—	9,350,492	543,730
April 30, 2019	881,168	36,220,059	—	1,043,786	1,598,268
Total	$21,226,530	$1,095,041,511	$23,832,300	$11,019,178	$12,276,598

During the tax year ended April 30, 2011, Insured utilized $880,246 of capital loss carryforward.

At April 30, 2011, $998,547 of Limited Term’s capital loss carryforward expired.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through April 30, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer post-October losses as follows:

	High Yield	Inflation Protected*	Limited Term
Post-October capital losses	$57,891,538	$756	$686,194
*	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	195

Notes to Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	High Yield Fund-Level Fee Rate	Inflation Protected Fund-Level Fee Rate
For the first $125 million	.4000%	.3000%
For the next $125 million	.3875	.2875
For the next $250 million	.3750	.2750
For the next $500 million	.3625	.2625
For the next $1 billion	.3500	.2500
For net assets over $2 billion	.3250	.2250

Average Daily Net Assets	All-American Insured Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	.3000%	.2500%
For the next $125 million	.2875	.2375
For the next $250 million	.2750	.2250
For the next $500 million	.2625	.2125
For the next $1 billion	.2500	.2000
For the next $3 billion	.2250	.1750
For net assets over $5 billion	.2125	.1625

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain Funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2011, the complex-level fee rate for these Funds was .1785%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Inflation Protected, Insured and Intermediate Duration do not exceed .600% (1.05% after August 31, 2013), .975% and .750%, respectively, of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended April 30, 2011, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	High Yield	Inflation Protected	Insured	Intermediate Duration	Limited Term
Sales charges collected (Unaudited)	$1,426,900	$6,273,324	$—	$703,832	$372,740	$975,405
Paid to financial intermediaries (Unaudited)	1,264,437	5,641,069	—	614,568	315,214	850,456

196	Nuveen Investments

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	High Yield	Inflation Protected	Insured	Intermediate Duration	Limited Term
Commission advances (Unaudited)	$846,579	$4,994,906	$—	$265,444	$379,491	$2,017,574

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2011, the Distributor retained such 12b-1 fees as follows:

	All- American	High Yield	Inflation Protected	Insured	Intermediate Duration	Limited Term
12b-1 fees retained (Unaudited)	$440,417	$3,189,605	$1,886	$241,744	$350,579	$1,311,522

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2011, as follows:

	All- American	High Yield	Inflation Protected	Insured	Intermediate Duration	Limited Term
CDSC retained (Unaudited)	$88,007	$655,803	$—	$40,987	$44,275	$371,541

8. Borrowing Arrangements

High Yield entered into the following borrowing arrangements with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands on the Fund.

During June 2009, High Yield entered into a $150 million committed 364-day secured line of credit (“Committed Secured Line”). Interest charged on the Committed Secured Line was calculated at a rate per annum equal to the higher of the overnight Federal Funds rate or the overnight London Inter-bank Offered Rate (LIBOR) plus 1.25% and the Fund accrued a commitment fee of 0.15% per annum on the unused portion of the Committed Secured Line.

During June 2010, the Fund entered into a new $150 million committed 364-day unsecured line of credit (“Committed Unsecured Line”). The Committed Unsecured Line was subsequently increased to $300 million through July 24, 2011. Interest charged on the Committed Unsecured Line bears the same interest rate as the Committed Secured Line and the Fund accrues a commitment fee of 0.12% on the unused portion of the Committed Unsecured Line.

Interest expense and commitment fees incurred on all obligations under these borrowing arrangements are recognized as a component of “Interest expense” on the Statement of Operations.

As of April 30, 2011, the Fund did not have an outstanding balance on its Committed Unsecured Line. During the fiscal year ended April 30, 2011, the Fund’s combined average daily loan balance outstanding on all obligations under these borrowing arrangements and corresponding weighted average annualized interest rate were $35,741,573 and 1.47%, respectively.

9. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

10. Subsequent Events

Effective May 31, 2011, Insured will no longer be required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax. Also on May 31, 2011, the Fund’s name will be changed to Nuveen Municipal Bond Fund.

Nuveen Investments	197

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

198	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245

Nuveen Investments	199

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

200	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Secretary of FASF (2004-2010); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	201

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds other than the Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each such Fund and Nuveen Asset Management (which subsequently changed its name to Nuveen Fund Advisors, Inc.) (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting. In addition, as described in Section I.G below, subsequent to the May Meeting, the Board approved sub-advisory agreements for these Funds with Nuveen Asset Management, LLC (the “Sub-Adviser”), a recently organized wholly-owned subsidiary of the Adviser.

The Inflation Protected Fund is new. The initial advisory agreement between the Adviser and the Inflation Protected Fund and the initial sub-advisory agreement between the Adviser and the Sub-Adviser, on behalf of such Fund, were approved separately at a meeting of the Board of such Fund held on February 25-28, 2011.

The discussion of the approvals for the Funds other than the Inflation Protected Fund is set forth below in Section I, followed by the discussion in Section II of the approvals for the Inflation Protected Fund.

I.

Nuveen All-American Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

With respect to the Funds listed above (for purposes of this Section I, the “Funds”), in evaluating the Advisory Agreements for such Funds (for purposes of this Section I, the “Advisory Agreements”), the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

202	Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. The Board also reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen All-American Municipal Bond Fund and the Nuveen Limited Term Municipal Bond Fund generally demonstrated favorable performance in comparison to peers, performing in the top two quartiles over the various periods. In addition, the Independent Board Members noted that although the performance of the Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”) and the Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”) lagged their respective peers somewhat in the longer periods, the performance had improved in the one-year period, performing in the first or second quartile. Finally, the Independent Board Members noted that the performance of the Nuveen Insured Municipal Bond Fund over time was satisfactory compared to peers, falling within the second or third quartile over various periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. It was noted that the High Yield Fund and the Intermediate Duration Fund had net advisory fees above the peer average of their respective Peer Group (or Peer Universe, as applicable), but net expense ratios below, at or near (within 5 basis points or less) the peer expense ratio average. Each other Fund had net management fees and/or a net expense ratio below, at or near (within 5 basis points or less) the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds.

Nuveen Investments	203

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

204	Nuveen Investments

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

G. Board Approval of Sub-Advisory Arrangements

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by the Adviser to the Funds were transferred to the Sub-Adviser, a newly-organized wholly-owned subsidiary of the Adviser, and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, the Adviser entered into sub-advisory agreements with the Sub-Adviser on behalf of the Funds (each, a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, the Sub-Adviser, subject to the oversight of the Adviser and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by the Adviser. There have been no changes to the advisory fees paid by the Funds; rather, the Adviser will pay a portion of the investment advisory fee it receives to the Sub-Adviser for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between the Adviser and the Sub-Adviser. The Adviser and the Sub-Adviser do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of the Adviser who engaged in portfolio management activities prior to the spinoff of the Sub-Adviser are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements.

II. Nuveen Inflation Protected Municipal Bond Fund

The Board is responsible for approving advisory arrangements for the Inflation Protected Fund (for purposes of this Section II, the “Fund”) and, at a meeting held on February 25-28, 2011 (for purposes of this Section II, the “Meeting”), was asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and the Adviser and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser on behalf of the Fund. For purposes of this Section II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

Nuveen Investments	205

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the respective Fund Adviser for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, the Adviser is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Adviser and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and established philosophy and process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with the performance record of other Nuveen funds. The Independent Board Members were provided with performance information, including returns for the one-year, three-year, five-year and ten-year periods ending December 31, 2010, for another fund in the Nuveen complex which invests in intermediate duration, investment grade municipal bonds (which are the primary component of the investment strategy anticipated for the Fund), and which, therefore, appeared to provide a reasonable performance comparison; however, the Independent Board Members noted certain differences, including differences in portfolio managers and, in certain respects, investment strategies (i.e., the other fund does not incorporate an inflation overlay by seeking to mitigate the effects of increases in inflation expectations by investing in inflation-linked instruments, such as Consumer Price Index (CPI) swaps).

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. The Independent Board Members reviewed, among other things, the management fees of various other funds classified as intermediate municipal debt funds; they recognized, however, that the comparisons were imperfect since most of the other funds did not provide an inflation overlay. The Independent Board Members also considered the investment team’s expertise and experience in the municipal industry and well-established philosophy, process and track record in municipal-based strategies, together with the additional value expected to be provided by the inflation overlay.

206	Nuveen Investments

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Adviser assesses to other clients. Such other clients include municipal separately managed accounts and passively managed municipal bond exchange-traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees. In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other Nuveen funds.

In addition, the Independent Board Members were provided with fee information relating to the Nuveen fund with the strategy most similar to that anticipated for the Fund, but noted that Nuveen did not currently offer an inflation-protected municipal bond strategy in any other format.

3. Profitability of Nuveen

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed the Form 10-K filed by Nuveen on March 31, 2010 and the Form 8-K filed by Nuveen on December 13, 2010. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

Nuveen Investments	207

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. Although commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis, when commissions are paid, the Independent Board Members recognized that a Fund Adviser has authority to pay a higher commission in return for brokerage and research services if the Fund Adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

208	Nuveen Investments

Notes

Nuveen Investments	209

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Barclays 1-10 Year Municipal Bond Index: An unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper General Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds contained in the Lipper General Municipal Debt Funds category. The Lipper General Municipal Debt Funds Average contained 261, 207 and 171 funds for the 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Lipper High Yield Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds contained in the Lipper High Yield Municipal Debt Funds category. The Lipper High Yield Municipal Debt Funds Average contained 126, 79 and 63 funds for the 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Lipper Insured Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds contained in the Lipper Insured Municipal Debt Funds category. The Lipper Insured Municipal Debt Funds Average contained 168, 128 and 85 funds for the 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Lipper Intermediate Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds contained in the Lipper Intermediate Municipal Debt Funds category. The Lipper Intermediate Municipal Debt Funds Average contained 168, 128 and 85 funds for the 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Lipper Short-Intermediate Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds contained in the Lipper Short-Intermediate Municipal Debt Funds category. The Lipper Short-Intermediate Municipal Debt Funds Average contained 43, 33 and 27 funds for the 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) National High Yield Municipal Bond Index: Contains all bonds in the S&P National Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity.

Standard & Poor’s (S&P) National Insured Municipal Bond Index: Contains all bonds in the S&P National Municipal Bond Index that are insured. This index does not contain bonds that are pre-refunded or escrowed to maturity.

Standard & Poor’s (S&P) National Intermediate Municipal Bond Index: Contains all bonds in the S&P National Municipal Bond Index that mature between 3 and 14.999 years.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market.

Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index: Contains all bonds in the S&P National Municipal Bond Index that mature between 1 and 7.999 years.

210	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	211

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NAT-0411D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended April 30, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	26,834	0	565	0
Limited Term Municipal Bond Fund	39,047	0	565	0
High Yield Municipal Bond Fund	53,877	0	565	0
Municipal Bond Fund	27,986	0	565	0
Intermediate Duration Bond Fund	40,140	0	565	0
Inflation Protected Municipal Bond [5]	22,521	0	0	0

Total	$210,405	$0	$2,825	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations on March 8, 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0%	0%	0%	0%
Limited Term Municipal Bond Fund	0%	0%	0%	0%
High Yield Municipal Bond Fund	0%	0%	0%	0%
Municipal Bond Fund	0%	0%	0%	0%
Intermediate Duration Bond Fund	0%	0%	0%	0%
Inflation Protected Municipal Bond [1]	0%	0%	0%	0%

[1]	The Fund commenced operations on March 8, 2011.

Fiscal Year Ended April 30, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	26,179	0	550	0
Limited Term Municipal Bond Fund	39,395	0	550	0
High Yield Municipal Bond Fund	60,343	0	550	0
Municipal Bond Fund	28,880	0	550	0
Intermediate Duration Bond Fund	42,781	0	550	0
Inflation Protected Municipal Bond [5]	N/A	N/A	N/A	N/A

Total	$197,578	$0	$2,750	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations on March 8, 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0%	0%	0%	0%
Limited Term Municipal Bond Fund	0%	0%	0%	0%
High Yield Municipal Bond Fund	0%	0%	0%	0%
Municipal Bond Fund	0%	0%	0%	0%
Intermediate Duration Bond Fund	0%	0%	0%	0%
Inflation Protected Municipal Bond [1]	N/A	N/A	N/A	N/A

[1]	The Fund commenced operations on March 8, 2011.

Fiscal Year Ended April 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	565	0	0	565
Limited Term Municipal Bond Fund	565	0	0	565
High Yield Municipal Bond Fund	565	0	0	565
Municipal Bond Fund	565	0	0	565
Intermediate Duration Bond Fund	565	0	0	565
Inflation Protected Municipal Bond [1]	0	0	0	0

Total	$2,825	$0	$0	$2,825

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations on March 8, 2011.

Fiscal Year Ended April 30, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	550	0	0	550
Limited Term Municipal Bond Fund	550	0	0	550
High Yield Municipal Bond Fund	550	0	0	550
Municipal Bond Fund	550	0	0	550
Intermediate Duration Bond Fund	550	0	0	550
Inflation Protected Municipal Bond [1]	N/A	N/A	N/A	N/A

Total	$2,750	$0	$0	$2,750

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations on March 8, 2011.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date July 8, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date July 8, 2011